                                SUBJECT TO CHANGE

All information in this Term Sheet, whether regarding the assets backing any securities discussed here or otherwise, will be superseded by the information contained in the final prospectus for any securities actually sold to you.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                 $2,215,657,000
                                  (APPROXIMATE)

                  WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.
                                    DEPOSITOR

                     WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                CLASSES A-1, A-2, A-3, A-PB, A-4, A-J, B, C AND D

                                 SERIES 2005-C17

                                   MARCH 2005

                              Mortgage Loan Sellers
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                      CITIGROUP GLOBAL MARKETS REALTY CORP.
                      ARTESIA MORTGAGE CAPITAL CORPORATION

                                 Master Servicer
                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                Special Servicer
                           ALLIED CAPITAL CORPORATION

[LOGO] WACHOVIA SECURITIES
                   [COUNTRYWIDE SECURITIES CORPORATION LOGO]
                      A COUNTRYWIDE CAPITAL MARKETS COMPANY
                                                                [CITIGROUP LOGO]

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                                TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics as of the Cut-Off Date

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------
TRANSACTION TERMS
--------------------------------------------------------------------------------

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED
     MARCH 4, 2005.

ISSUE TYPE              Sequential pay REMIC. Class A-1, Class A-2, Class A-3,
                        Class A-PB, Class A-4, Class A-J, Class B, Class C and
                        Class D Certificates (the "Offered Certificates") are
                        offered publicly. All other Certificates will be
                        privately placed to qualified institutional buyers or to
                        institutional accredited investors.

CUT-OFF DATE            All Mortgage Loan characteristics are based on balances
                        as of the Cut-Off Date, which is March 11, 2005, with
                        respect to 222 mortgage loans, March 1, 2005, with
                        respect to 1 mortgage loan, March 4, 2005, with respect
                        to 2 mortgage loans and March 6, 2005, with respect to 4
                        mortgage loans. All percentages presented herein are
                        approximate.

MORTGAGE POOL           The Mortgage Pool consists of 229 Mortgage Loans (the
                        "Mortgage Loans") with an aggregate principal balance as
                        of the Cut-Off Date of $2,808,561,259 (the "Cut-Off Date
                        Pool Balance"), subject to a variance of plus or minus
                        5%. The Mortgage Loans are secured by 291 properties
                        (the "Mortgaged Properties") located throughout 38
                        states and the District of Columbia. The Mortgage Pool
                        will be deemed to consist of 2 loan groups ("Loan Group
                        1" and "Loan Group 2", and collectively, the "Loan
                        Groups"). Loan Group 1 will consist of (i) all of the
                        Mortgage Loans that are not secured by Mortgage
                        Properties that are multifamily properties and (ii) 4
                        Mortgage Loans that are secured by Mortgage Properties
                        that are multifamily properties. Loan Group 1 is
                        expected to consist of 196 Mortgage Loans, with an
                        aggregate principal balance as of the Cut-Off Date of
                        $2,433,320,810 (the "Cut-Off Date Group 1 Balance").
                        Loan Group 2 will consist of 33 Mortgage Loans that are
                        secured by Mortgaged Properties that are multifamily
                        properties, with an aggregate principal balance as of
                        the Cut-Off Date of $375,240,449 (the "Cut-Off Date
                        Group 2 Balance", and collectively with the Cut-Off Date
                        Group 1 Balance, the "Cut-Off Date Pool Balance").

DEPOSITOR               Wachovia Commercial Mortgage Securities, Inc.

MORTGAGE LOAN SELLERS   Wachovia Bank, National Association, Countrywide
                        Commercial Real Estate Finance, Inc., Citigroup Global
                        Markets Realty Corp. and Artesia Mortgage Capital
                        Corporation

                                                      NUMBER OF                       PERCENTAGE OF
                                                       MORTGAGE   AGGREGATE CUT-OFF   CUT-OFF DATE
                MORTGAGE LOAN SELLER                    LOANS        DATE BALANCE     POOL BALANCE
---------------------------------------------------- ----------- ------------------- --------------

  Wachovia Bank, National Association                    152        $1,805,997,862         64.3%
  Countrywide Commercial Real Estate Finance, Inc.        15           403,657,154         14.4
  Citigroup Global Markets Realty Corp.                   21           373,946,125         13.3
  Artesia Mortgage Capital Corporation                    41           224,960,118          8.0
                                                         ---        --------------        -----
                                                         229        $2,808,561,259        100.0%
                                                         ===        ==============        =====

UNDERWRITERS            Wachovia Capital Markets, LLC, Countrywide Securities
                        Corporation, Citigroup Global Markets Inc., ABN AMRO
                        Incorporated, Credit Suisse First Boston LLC and
                        Goldman, Sachs & Co.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                        3

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

TRUSTEE                   Wells Fargo Bank, N.A.

MASTER SERVICER           Wachovia Bank, National Association

SPECIAL SERVICER          Allied Capital Corporation

RATING AGENCIES           Standard & Poor's Ratings Services, a division of The
                          McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors
                          Service, Inc. ("Moody's"), and Fitch, Inc. ("Fitch").

DENOMINATIONS             $10,000 minimum for Offered Certificates.

CLOSING DATE              On or about March 30, 2005.

SETTLEMENT TERMS          Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE         The fourth business day following the related
                          Determination Date, commencing in April 2005.

DETERMINATION DATE        The 11th day of each month, or if such 11th day is not
                          a business day, the next succeeding business day,
                          commencing, with respect to the Offered Certificates,
                          in April 2005.

INTEREST DISTRIBUTIONS    Each Class of Offered Certificates will be entitled on
                          each Distribution Date to interest accrued at its
                          Pass-Through Rate for such Distribution Date on the
                          outstanding Certificate Balance of such Class during
                          the prior calendar month. Interest on the Offered
                          Certificates will be calculated on the basis of twelve
                          30-day months and a 360-day year. Interest will be
                          distributed on each Distribution Date in sequential
                          order of Class designations with Class A-1, Class
                          A-1A, Class A-2, Class A-3, Class A-PB, Class A-4,
                          Class X-C and Class X-P Certificates ranking pari
                          passu in entitlement to interest.

PRINCIPAL DISTRIBUTIONS   Principal will be distributed on each Distribution
                          Date in accordance with the priorities set forth in
                          "DESCRIPTION OF THE CERTIFICATES--Distributions" in
                          the preliminary prospectus supplement. Generally, the
                          Class A-1, Class A-2, Class A-3, Class A-PB and Class
                          A-4 Certificates will only be entitled to receive
                          distributions of principal collected or advanced in
                          respect of Mortgage Loans in Loan Group 1 until the
                          Certificate Balance of the Class A-1A Certificates has
                          been reduced to zero, and the Class A-1A Certificates
                          will only be entitled to receive distributions of
                          principal collected or advanced in respect of Mortgage
                          Loans in Loan Group 2 until the Certificate Balance of
                          the Class A-4 Certificates has been reduced to zero.
                          If, due to losses, the Certificate Balances of the
                          Class A-J through Class P Certificates are reduced to
                          zero, but any two or more of the Class A-1, Class
                          A-1A, Class A-2, Class A-3, Class A-PB and/or Class
                          A-4 Certificates remain outstanding, payments of
                          principal (other than distributions of principal
                          otherwise allocable to reduce the Certificate Balance
                          of the Class A-PB Certificates to their planned
                          principal amount) to the Class A-1, Class A-1A, Class
                          A-2, Class A-3, Class A-PB and/or Class A-4
                          Certificates will be made on a pro rata basis. The
                          Class X-C and Class X-P Certificates will not be
                          entitled to distributions of principal.

LOSSES                    Realized Losses and Additional Trust Fund Expenses, if
                          any, will be allocated to the Class P, Class O, Class
                          N, Class M, Class L, Class K, Class J, Class H, Class
                          G, Class F, Class E, Class D, Class C, Class B and
                          Class A-J Certificates, in that order, and then, pro
                          rata, to the Class A-1, Class A-1A, Class A-2, Class
                          A-3, Class A-PB and Class A-4 Certificates.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                        4

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PREPAYMENT PREMIUMS       Any Prepayment Premiums or Yield Maintenance Charges
 AND YIELD MAINTENANCE    actually collected on a Mortgage Loan during the
 CHARGES                  related collection period in which the prepayment
                          occurred will be distributed to Certificateholders on
                          the related Distribution Date following the collection
                          period in which the prepayment occurred. On each
                          Distribution Date, the holders of each Class of
                          Offered Certificates and Class E, Class F, Class G and
                          Class H Certificates then entitled to principal
                          distributions will be entitled to a portion of
                          Prepayment Premiums or Yield Maintenance Charges equal
                          to the product of (a) the amount of such Prepayment
                          Premiums or Yield Maintenance Charges, multiplied by
                          (b) a fraction, the numerator of which is equal to the
                          excess, if any, of the Pass-Through Rate of such Class
                          of Certificates over the relevant Discount Rate, and
                          the denominator of which is equal to the excess, if
                          any, of the Mortgage Rate of the prepaid Mortgage Loan
                          over the relevant Discount Rate, multiplied by (c) a
                          fraction, the numerator of which is equal to the
                          amount of principal distributable on such Class of
                          Certificates on such Distribution Date, and the
                          denominator of which is the Principal Distribution
                          Amount for such Distribution Date. The portion, if
                          any, of the Prepayment Premiums or Yield Maintenance
                          Charges remaining after any payments described above
                          will be distributed as follows: (a) on or before the
                          Distribution Date in March 2012, 20% to the holders of
                          the Class X-P Certificates and 80% to the holders of
                          the Class X-C Certificates and (b) thereafter, 100% to
                          the holders of the Class X-C Certificates.

ADVANCES                  The Master Servicer, and if it fails to do so the
                          Trustee, will be obligated to make P&I Advances and
                          Servicing Advances, including delinquent property
                          taxes and insurance, on the Mortgage Loans (including
                          the Pari Passu Companion Loans; provided, the Trustee
                          will not be obligated to make P&I Advances on the Pari
                          Passu Companion Loans), but only to the extent that
                          such Advances are not deemed non-recoverable and, in
                          the case of P&I Advances, subject to Appraisal
                          Reductions that may occur.

APPRAISAL REDUCTIONS      An appraisal reduction generally will be created in
                          the amount, if any, by which the principal balance of
                          a Required Appraisal Loan (plus other amounts overdue
                          or advanced in connection with such loan) exceeds 90%
                          of the appraised value of the related Mortgaged
                          Property plus all escrows and reserves (including
                          letters of credit) held with respect to the Mortgage
                          Loan. As a result of calculating an Appraisal
                          Reduction Amount for a given Mortgage Loan, the P&I
                          Advance for such loan will be reduced, which will have
                          the effect of reducing the amount of interest
                          available for distribution to the Subordinate
                          Certificates in reverse order of priority of the
                          Classes. An Appraisal Reduction will be reduced to
                          zero as of the date the related Mortgage Loan has been
                          brought current for at least three consecutive months,
                          paid in full, liquidated, repurchased or otherwise
                          disposed.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

OPTIONAL TERMINATION      The Master Servicer, the Special Servicer and certain
                          Certificateholders will have the option to terminate
                          the Trust in whole, but not in part, and purchase the
                          remaining assets of the Trust on or after the
                          Distribution Date on which the Stated Principal
                          Balance of the Mortgage Loans then outstanding is less
                          than 1% of the Cut-Off Date Pool Balance. Such
                          purchase price will generally be at a price equal to
                          the unpaid aggregate principal balance of the Mortgage
                          Loans (or fair market value in the case of REO
                          Properties), plus accrued and unpaid interest and
                          certain other additional trust fund expenses.

                          The Trust may also be terminated under certain
                          circumstances when the Offered Certificates have been
                          paid in full and the remaining outstanding
                          Certificates (other than the Class Z, Class R-I and
                          Class R-II Certificates) are held by a single
                          certificateholder.

CONTROLLING CLASS         The Class of Sequential Pay Certificates (a) which
                          bears the latest alphabetical Class designation and
                          (b) the Certificate Balance of which is greater than
                          25% of its original Certificate Balance; provided,
                          however, that if no Class of Sequential Pay
                          Certificates satisfies clause (b) above, the
                          Controlling Class shall be the outstanding Class of
                          Sequential Pay Certificates bearing the latest
                          alphabetical Class designation.

CONTROLLING CLASS         With respect to the Mortgage Loans, the representative
 REPRESENTATIVE           appointed by the holder of the majority of the Class
                          Principal Balance of the Controlling Class. In
                          addition, the holders of the Companion Loans may have
                          the ability to exercise some or all of the rights of
                          the Controlling Class and the Controlling Class
                          Representative. See "SERVICING OF THE MORTGAGE
                          LOANS--The Controlling Class Representative" in the
                          preliminary prospectus supplement for more
                          information.

ERISA                     The Offered Certificates are expected to be ERISA
                          eligible.

SMMEA                     The Offered Certificates are not expected to be
                          "mortgage-related securities" for the purposes of
                          SMMEA.

TAX                       The Offered Certificates will be treated as regular
                          interests in a REMIC.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

  WACHOVIA CAPITAL MARKETS, LLC                   CITIGROUP GLOBAL MARKETS INC.

  William Cohane                                  Paul Vanderslice
  (704) 374-6161 (Phone)                          (212) 723-6156 (Phone)
  (704) 715-0066 (Fax)                            (212) 723-8599 (Fax)

  Scott Fuller                                    Angela Vleck
  (704) 715-8440 (Phone)                          (212) 816-8087 (Phone)
  (704) 715-1214 (Fax)                            (212) 816-8307 (Fax)

  Bill White                                      John Caputo
  (704) 715-8440 (Phone)                          (212) 723-6156 (Phone)
  (704) 715-1214 (Fax)                            (212) 723-8599 (Fax)

  Chris Campbell
  (704) 715-8440 (Phone)
  (704) 715-1214 (Fax)

  COUNTRYWIDE SECURITIES CORPORATION              ABN AMRO INCORPORATED

  Tom O'Hallaron                                  Frank Forelle
  (818) 225-6353 (Phone)                          (212) 409-7587 (Phone)
  (818) 225-4032 (Fax)                            (212) 409-7849 (Fax)

  Stew Ward                                       Steven R. Adang
  (818) 225-6333 (Phone)                          (212) 409-6206 (Phone)
  (818) 225-3898 (Fax)                            (212) 409-7849 (Fax)

  Chris Tokarski                                  Kurt Kaline
  (818) 225-6331 (Phone)                          (212) 409-6204 (Phone)
  (818) 225-3898 (Fax)                            (212) 409-5256 (Fax)

  CREDIT SUISSE FIRST BOSTON LLC                  GOLDMAN, SACHS & CO.

  Barry Polen                                     Bunty Bohra
  (212) 325-3295 (Phone)                          (212) 902-7643 (Phone)
  (212) 325-8104 (Fax)                            (212) 902-1691 (Fax)

  Chris Anderson                                  Scott Wisenbaker
  (212) 325-3295 (Phone)                          (212) 902-2858 (Phone)
  (212) 743-4790 (Fax)                            (212) 346-3594 (Fax)

  Andrew Winer                                    Omar Chaudhary
  (212) 325-3295 (Phone)                          (212) 902-6610 (Phone)
  (212) 743-4521 (Fax)                            (212) 902-1691 (Fax)

  Reese Mason
  (212) 325-8661 (Phone)
  (212) 743-5227 (Fax)

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES

             EXPECTED RATINGS                        APPROX.                                            ASSUMED
          -----------------------                     % OF       APPROX.    WEIGHTED                     FINAL
                                    CERTIFICATE   CUT-OFF DATE   CREDIT      AVERAGE     PRINCIPAL    DISTRIBUTION
CLASS      S&P   MOODY'S   FITCH     BALANCE(1)   POOL BALANCE   SUPPORT  LIFE(YRS)(2)   WINDOW(2)      DATE(2)     RATE TYPE
-----------------------------------------------------------------------------------------------------------------------------

  A-1      AAA     Aaa      AAA   $  133,240,000     4.744%      20.000%      2.65      04/05-10/09     10/15/09     Fixed
-----------------------------------------------------------------------------------------------------------------------------
  A-2      AAA     Aaa      AAA   $  290,000,000    10.326%      20.000%      4.86      10/09-03/10     03/15/10     Fixed
-----------------------------------------------------------------------------------------------------------------------------
  A-3      AAA     Aaa      AAA   $   82,400,000     2.934%      20.000%      6.81      12/11-02/12     02/15/12     Fixed
-----------------------------------------------------------------------------------------------------------------------------
  A-PB     AAA     Aaa      AAA   $  235,000,000     8.367%      20.000%      7.46      03/10-09/14     09/15/14     Fixed
-----------------------------------------------------------------------------------------------------------------------------
  A-4      AAA     Aaa      AAA   $1,130,969,000    40,269%      20.000%      9.77      09/14-02/15     02/15/15     Fixed
-----------------------------------------------------------------------------------------------------------------------------
  A-J      AAA     Aaa      AAA   $  193,088,000     6.875%      13.125%      9.92      02/15-03/15     03/15/15     Fixed
-----------------------------------------------------------------------------------------------------------------------------
  B         AA     Aa2       AA   $   77,236,000     2.750%      10.375%      9.96      03/15-03/15     03/15/15     Fixed(3)
-----------------------------------------------------------------------------------------------------------------------------
  C        AA-     Aa3      AA-   $   24,574,000     0.875%       9.500%      9.96      03/15-03/15     03/15/15     Fixed(3)
-----------------------------------------------------------------------------------------------------------------------------
  D         A       A2       A    $   49,150,000     1.750%       7.750%      9.96      03/15-03/15     03/15/15     Fixed(3)
-----------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES

             EXPECTED RATINGS                        APPROX.                                           ASSUMED
         ------------------------                     % OF       APPROX.    WEIGHTED                    FINAL
                                    CERTIFICATE   CUT-OFF DATE   CREDIT      AVERAGE     PRINCIPAL   DISTRIBUTION
CLASS      S&P   MOODY'S   FITCH     BALANCE(1)   POOL BALANCE   SUPPORT  LIFE(YRS)(2)   WINDOW(2)     DATE(2)     RATE TYPE
-----------------------------------------------------------------------------------------------------------------------------

 A-1A(4)   AAA     Aaa      AAA    $  375,240,000    13.361%     20.000%       (4)           (4)          (4)       Fixed
-----------------------------------------------------------------------------------------------------------------------------
 E (4)     A-       A3       A-    $   28,086,000     1.000%      6.750%       (4)           (4)          (4)       Fixed(3)
-----------------------------------------------------------------------------------------------------------------------------
 F (4)    BBB+     Baa1     BBB+   $   28,085,000     1.000%      5.750%       (4)           (4)          (4)       WAC(5)
-----------------------------------------------------------------------------------------------------------------------------
 G (4)     BBB     Baa2     BBB    $   31,597,000     1.125%      4.625%       (4)           (4)          (4)       WAC(5)
-----------------------------------------------------------------------------------------------------------------------------
 H (4)    BBB-     Baa3     BBB-   $   38,618,000     1.375%      3.250%       (4)           (4)          (4)       WAC(5)
-----------------------------------------------------------------------------------------------------------------------------
 J (4)     BB+     Ba1      BB+    $    7,021,000     0.250%      3.000%       (4)           (4)          (4)       Fixed(3)
-----------------------------------------------------------------------------------------------------------------------------
 K (4)     BB      Ba2       BB    $   10,532,000     0.375%      2.625%       (4)           (4)          (4)       Fixed(3)
-----------------------------------------------------------------------------------------------------------------------------
 L (4)     BB-     Ba3      BB-    $   14,043,000     0.500%      2.125%       (4)           (4)          (4)       Fixed(3)
-----------------------------------------------------------------------------------------------------------------------------
 M (4)     B+       B1       B+    $    7,021,000     0.250%      1.875%       (4)           (4)          (4)       Fixed(3)
-----------------------------------------------------------------------------------------------------------------------------
 N (4)      B       B2       B     $    7,022,000     0.250%      1.625%       (4)           (4)          (4)       Fixed(3)
-----------------------------------------------------------------------------------------------------------------------------
 O (4)     B-       B3       B-    $    7,021,000     0.250%      1.375%       (4)           (4)          (4)       Fixed(3)
-----------------------------------------------------------------------------------------------------------------------------
 P (4)     NR       NR       NR    $   38,618,258     1.375%      0.000%       (4)           (4)          (4)       Fixed(3)
-----------------------------------------------------------------------------------------------------------------------------
 X-P (4)   AAA     Aaa      AAA    $2,701,179,000      N/A          N/A       N/A           N/A           (4)       Variable
-----------------------------------------------------------------------------------------------------------------------------
 X-C (4)   AAA     Aaa      AAA    $2,808,561,258      N/A          N/A       N/A           N/A           (4)       Variable
-----------------------------------------------------------------------------------------------------------------------------

(1)  Subject to a permitted variance of plus or minus 5.0%.

(2)  As of the Cut-Off Date, the Weighted Average Life, Principal Window and
     Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates
     (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS--Yield
     Considerations" in the preliminary prospectus supplement.

(3)  The pass-through rates applicable to the Class B, Class C, Class D, Class
     E, Class J, Class K, Class L, Class M, Class N, Class O and Class P
     Certificates for any distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.

(4)  Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the
     Offered Certificates.

(5)  The pass-through rate applicable to the Class F, Class G and Class H
     Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.

(6)  The Class X Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X Certificates as described in the preliminary prospectus supplement. The interest rate applicable to the Class X Certificates for each distribution date will be described in the preliminary prospectus supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC
--------------------------------------------------------------------------------

                              STRUCTURAL OVERVIEW

                               [BAR CHART OMITTED]

                     Note: Classes are not drawn to scale.
                               ADMINISTRATIVE FEE

                            Initial WAC
-----------------------------------------------------------------------
                          X-C Certificates
-----------------------------------------------------------------------
                          X-P Certificates
-----------------------------------------------------------------------
                             Class A1-A
                             AAA/Aaa/AAA
-----------------------------------------------------------------------
Class A-1   Class A-2  Class A-3  Class A-PB   Class A-4   Class A-J
AAA/Aaa/     AAA/Aaa/   AAA/Aaa/   AAA/Aaa      AAA/Aaa/    AAA/Aaa/
  AAA          AAA        AAA        AAA          AAA         AAA

                                   Initial WAC
--------------------------------------------------------------------------------
             X-C Certificates
---------------------------------------------
             X-P Certificates
---------------------------------------------

Class B      Class C     Class D    Class E      Class F     Class G    Class H
 AA/A2/      AA-/Aa3/     A/A2/      A-/A3/     BBB+/Baa1/  BBB/Baa2/  BBB-/Baa3
   AA          AA-         AA          A-         BBB+        BBB        BBB-

                                   Initial WAC
--------------------------------------------------------------------------------
                                X-C Certificates
--------------------------------------------------------------------------------
 Class J     Class K    Class L      Class M     Class N    Class O    Class P
 BB+/Ba1/    BB/Ba2/    BB-/Ba3/      B+/B1/      B/B1/      B-/B3/      NR
   BB+         BB         BB-          B+          BB+         B

                                      NOTES

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       10

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                                                     ALL
                                                                   MORTGAGE
GENERAL CHARACTERISTICS                                             LOANS            LOAN GROUP 1          LOAN GROUP 2
-------------------------------------------------------------------------------------------------------------------------

Number of Mortgage Loans .....................................              229                 196                  33
Number of Crossed Loan Pools(1) ..............................               13                  12                   2
Number of Mortgaged Properties ...............................              291                 258                  33
Aggregate Balance of all Mortgage Loans ......................   $2,808,561,259      $2,433,320,810        $375,240,449
Number of Mortgage Loans with Balloon Payments(2) ............              148                 116                  32
Aggregate Balance of Mortgage Loans with Balloon Payments(2) .   $2,223,603,223      $1,875,837,775        $347,765,449
Number of Mortgage Loans with Anticipated Repayment Date(3) ..               38                  38                   0
Aggregate Balance of Mortgage Loans with Anticipated
   Repayment Date(3) .........................................     $257,117,677        $257,117,677                  $0
Number of Fully Amortizing Mortgage Loans ....................                6                   6                   0
Aggregate Balance of Fully Amortizing Mortgage Loans .........      $26,215,109         $26,215,109                  $0
Number of Non-amortizing Mortgage Loans ......................               37                  36                   1
Aggregate Balance of Non-amortizing Mortgage Loans ...........     $301,625,250        $274,150,250         $27,475,000
Average Balance of Mortgage Loans ............................      $12,264,460         $12,414,902         $11,370,923
Minimum Balance of Mortgage Loans ............................       $1,157,979          $1,157,979          $1,772,482
Maximum Balance of Mortgage Loans ............................     $216,000,000        $216,000,000         $28,000,000
Maximum Balance for a group of cross-collateralized and
   cross-defaulted Mortgage Loans ............................   $154,335,917(4)     $154,335,917(4)      $28,000,000(5)
Weighted Average LTV ratio(6) ................................             70.1%               69.3%               74.8%
Minimum LTV ratio ............................................             26.5%               26.5%               66.4%
Maximum LTV ratio ............................................             81.0%               81.0%               80.0%
Weighted Average DSCR(7) .....................................           1.53 x              1.56 x              1.31 x
Minimum DSCR .................................................           1.20 x              1.20 x              1.20 x
Maximum DSCR .................................................           4.59 x              4.59 x              1.73 x
Weighted Average LTV at Maturity or Anticipated Repayment Date             59.9%               58.8%               67.0%
Weighted Average Mortgage Loan interest rate .................            5.420%              5.433%              5.334%
Minimum Mortgage Loan interest rate ..........................            4.620%              4.620%              4.930%
Maximum Mortgage Loan interest rate ..........................            6.880%              6.880%              5.840%
Weighted Average Remaining Term to Maturity or Anticipated
   Repayment Date (months) ...................................              111                 111                 108
Minimum Remaining Term to Maturity or Anticipated Repayment
   Date (months) .............................................               50                  55                  50
Maximum Remaining Term to Maturity or Anticipated Repayment
   Date (months) .............................................              262                 262                 120
Weighted Average Occupancy Rate(8) ...........................             92.4%               92.0%               95.0%
-------------------------------------------------------------------------------------------------------------------------

(1)  One (1) group of crossed loan pools consists of Mortgage Loans in both Loan
     Groups.

(2)  Does not include Mortgage Loans with anticipated repayment dates or
     Mortgage Loans that are interest-only for their entire term.

(3)  Not including Mortgage Loans that are interest-only for their entire term.

(4)  Consists of a group of 6 individual Mortgage Loans (loan numbers 11, 16,
     18, 45, 63 and 84).

(5)  Loan Group 2 contains 1 Mortgage Loan (loan number 24), which is crossed with 1 Mortgage Loan (loan number 60) in Loan Group 1.

(6)  For purposes of determining the loan-to-value ratio of 1 Mortgage Loan
     (loan number 57), representing 0.5% of the Cut-Off Date Pool Balance (0.5%
     of the Cut-Off Date Group 1 Balance), such ratio was adjusted by taking into account an amount available under a letter of credit.

(7)  For purposes of determining the debt service coverage ratio of 4 Mortgage
     Loans (loan numbers 57, 58, 82 and 169), representing 1.3% of the Cut-Off
     Date Pool Balance (3 Mortgage Loans in Loan Group 1 or 1.0% of the Cut-Off
     Date Group 1 Balance and 1 Mortgage Loan in Loan Group 2 or 3.5% of the
     Cut-Off Date Group 2 Balance), such ratio was adjusted by taking into account amounts available in certain cash reserves or under a letter of credit.

(8)  Excludes 19 Mortgage Loans secured by hospitality properties, representing
     10.1% of the Cut-Off Date Pool Balance (11.7% of the Cut-Off Date Group 1
     Balance), and 1 Mortgage Loan secured by a special purpose property, representing 1.5% of the Cut-Off Date Pool Balance (1.7% of the Cut-Off
     Date Group 1 Balance).

*    Two (2) Mortgage Loans (loan numbers 1 and 2), representing 12.4% of the
     Cut-Off Date Pool Balance (14.3% of the Cut-Off Date Group 1 Balance), are
     each part of a pari passu split loan structure. With respect to these
     Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of each such
     Mortgage Loan and the related Pari Passu Companion Loans, if any.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       11

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                     MORTGAGED PROPERTIES BY PROPERTY TYPE

                              [PIE CHART OMITTED]

                      Office                     38.4%
                      Retail                     24.9%
                      Multifamily                15.5%
                      Hospitality                10.1%
                      Mixed Use                   5.2%
                      Industrial                  2.9%
                      Special Purpose             1.8%
                      Self Storage                0.7%
                      Land                        0.4%

PROPERTY TYPE

                                                           % OF    % OF
                                                          CUT-OFF CUT-OFF                        WEIGHTED                  WEIGHTED
                    NUMBER OF    AGGREGATE       % OF      DATE    DATE    WEIGHTED               AVERAGE       MIN/MAX     AVERAGE
                    MORTGAGED   CUT-OFF DATE CUT-OFF DATE GROUP 1 GROUP 2  AVERAGE    MIN/MAX   CUT-OFF DATE  CUT-OFF DATE  MORTGAGE
  PROPERTY TYPE    PROPERTIES    BALANCE(1)  POOL BALANCE BALANCE BALANCE  DSCR(2)     DSCR     LTV RATIO(3)   LTV RATIO      RATE
------------------------------------------------------------------------------------------------------------------------------------

Office                  39    $1,079,253,946      38.4%     44.4%    0.0%  1.56x   1.20x/3.42x      69.6%     34.6% / 81.0%  5.232%
------------------------------------------------------------------------------------------------------------------------------------
Retail                 114       699,471,581      24.9      28.7     0.0   1.42x   1.20x/3.07x      72.7%     49.9% / 80.0%  5.486%
------------------------------------------------------------------------------------------------------------------------------------
 Retail -
  Anchored              91       581,374,195      20.7      23.9     0.0   1.41x   1.20x/3.07x      72.9%     49.9% / 80.0%  5.476%
------------------------------------------------------------------------------------------------------------------------------------
 Retail -
  Unanchored            15        78,980,225       2.8       3.2     0.0   1.50x   1.20x/2.51x      70.1%     51.1% / 80.0%  5.585%
------------------------------------------------------------------------------------------------------------------------------------
 Retail - Shadow
  Anchored (4)           8        39,117,161       1.4       1.6     0.0   1.36x   1.22x/1.55x      74.3%     66.6% / 80.0%  5.441%
------------------------------------------------------------------------------------------------------------------------------------
Multifamily             37       434,740,449      15.5       2.4   100.0   1.35x   1.20x/4.59x      73.5%     26.5% / 80.0%  5.348%
------------------------------------------------------------------------------------------------------------------------------------
Hospitality(5)          56       285,026,438      10.1      11.7     0.0   2.14x   1.29x/3.08x      57.3%     42.0% / 75.0%  5.757%
------------------------------------------------------------------------------------------------------------------------------------
Mixed Use                5       147,352,188       5.2       6.1     0.0   1.34x   1.21x/3.31x      72.5%     35.8% / 79.7%  5.873%
------------------------------------------------------------------------------------------------------------------------------------
Industrial              29        80,460,737       2.9       3.3     0.0   1.36x   1.26x/1.91x      75.0%     42.2% / 76.8%  5.593%
------------------------------------------------------------------------------------------------------------------------------------
Special Purpose(6)       5        51,799,250       1.8       2.1     0.0   1.41x   1.38x/1.91x      72.9%     47.3% / 76.6%  5.531%
------------------------------------------------------------------------------------------------------------------------------------
Self Storage             3        20,364,780       0.7       0.8     0.0   1.32x   1.26x/1.45x      67.6%     63.6% / 75.6%  5.652%
------------------------------------------------------------------------------------------------------------------------------------
Land(7)                  3        10,091,890       0.4       0.4     0.0   1.31x   1.23x/1.37x      70.8%     70.3% / 71.8%  5.568%
------------------------------------------------------------------------------------------------------------------------------------
                       291    $2,808,561,259     100.0%    100.0%  100.0%  1.53X   1.20X/4.59X      70.1%     26.5% / 81.0%  5.420%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Because this table presents information relating to the Mortgaged
     Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
     (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount as detailed in the related Mortgage Loan documents).

(2)  For purposes of determining the debt service coverage ratio of 4 Mortgage
     Loans (loan numbers 57, 58, 82 and 169), representing 1.3% of the Cut-Off
     Date Pool Balance (3 Mortgage Loans in Loan Group 1 or 1.0% of the Cut-Off
     Date Group 1 Balance and 1 Mortgage Loan in Loan Group 2 or 3.5% of the
     Cut-Off Date Group 2 Balance), such ratio was adjusted by taking into account amounts available in certain cash reserves or under a letter of credit.

(3)  For purposes of determining the loan-to-value ratio of 1 Mortgage Loan
     (loan number 57), representing 0.5% of the Cut-Off Date Pool Balance (0.5%
     of the Cut-Off Date Group 1 Balance), such ratio was adjusted by taking into account an amount available under a letter of credit.

(4)  A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

(5)  With regard to 1 Mortgage Loan (loan number 5), the Mortgaged Property includes the fee interest in land which the ground tenant has improved and leased as 13 limited service hotels, the source of funds for which Mortgage
     Loan is the ground rent payments made to the related borrower. The 13 hotels are not part of the loan collateral for that Mortgage Loan, but the loan collateral for another Mortgage Loan (loan number 3) does include those 13 hotels.

(6)  Specifically, 2 Mortgaged Properties that are operated as parking garages and 3 Mortgaged Properties that are used for childcare.

(7)  Specifically, the fee interest in land which the ground tenant has improved and leased as an unanchored retail building or restaurant. Neither of the retail building nor the restaurant is part of the loan collateral, and the sources of funds for loan repayment are the ground rent payments made to the related borrower.

*    Two (2) Mortgage Loans (loan numbers 1 and 2), representing 12.4% of the
     Cut-Off Date Pool Balance (14.3% of the Cut-Off Date Group 1 Balance), are
     each part of a pari passu split loan structure. With respect to these
     Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of each such
     Mortgage Loan and the related Pari Passu Companion Loans, if any.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       12

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

                           MA                 12.3%
                           CA                 10.1%
                           Northern            3.4%
                           Southern            6.7%
                           NY                  8.7%
                           TX                  8.0%

                           DC                  6.3%
                           VA                  6.1%
                           FL                  5.4%

                OTHER STATES: 43.1% OF CUT-OFF DATE POOL BALANCE

PROPERTY LOCATION

                                                                  % OF           % OF                    WEIGHTED      WEIGHTED
                  NUMBER OF      AGGREGATE         % OF       CUT-OFF DATE   CUT-OFF DATE   WEIGHTED      AVERAGE      AVERAGE
                  MORTGAGED    CUT-OFF DATE    CUT-OFF DATE      GROUP 1        GROUP 2      AVERAGE   CUT-OFF DATE    MORTGAGE
     STATES      PROPERTIES     BALANCE(1)     POOL BALANCE      BALANCE        BALANCE      DSCR(2)   LTV RATIO(3)      RATE
---------------------------------------------------------------------------------------------------------------------------------

 MA                   14      $  345,896,799       12.3%          13.6%           4.2%         1.69x       65.0%         5.341%
---------------------------------------------------------------------------------------------------------------------------------
 CA                   20         283,038,986       10.1           10.3            8.8          1.42x       70.0%         5.628%
---------------------------------------------------------------------------------------------------------------------------------
  Southern(4)         16         187,088,986        6.7            7.5            1.3          1.48x       68.6%         5.509%
---------------------------------------------------------------------------------------------------------------------------------
  Northern(4)          4          95,950,000        3.4            2.8            7.5          1.29x       72.7%         5.860%
---------------------------------------------------------------------------------------------------------------------------------
 NY                    8         244,942,391        8.7           10.1            0.0          1.51x       67.7%         5.285%
---------------------------------------------------------------------------------------------------------------------------------
 TX                   48         224,543,504        8.0            7.5           11.1          1.56x       68.8%         5.536%
---------------------------------------------------------------------------------------------------------------------------------
 DC                    5         177,259,053        6.3            6.7            3.9          1.30x       76.7%         5.137%
---------------------------------------------------------------------------------------------------------------------------------
 VA                   10         171,430,483        6.1            6.3            4.9          1.59x       71.4%         5.207%
---------------------------------------------------------------------------------------------------------------------------------
 FL                   28         151,885,266        5.4            4.8            9.2          1.35x       73.2%         5.643%
---------------------------------------------------------------------------------------------------------------------------------
 Other               158       1,209,564,778       43.1           40.8           58.1          1.56x       70.7%         5.444%
---------------------------------------------------------------------------------------------------------------------------------
                     291      $2,808,561,259      100.0%         100.0%         100.0%         1.53X       70.1%         5.420%
---------------------------------------------------------------------------------------------------------------------------------

o    THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 38 STATES AND THE DISTRICT
     OF COLUMBIA.

(1)  Because this table presents information relating to the Mortgaged
     Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
     (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount as detailed in the related Mortgage Loan documents).

(2)  For purposes of determining the debt service coverage ratio of 4 Mortgage
     Loans (loan numbers 57, 58, 82 and 169), representing 1.3% of the Cut-Off
     Date Pool Balance (3 Mortgage Loans in Loan Group 1 or 1.0% of the Cut-Off
     Date Group 1 Balance and 1 Mortgage Loan in Loan Group 2 or 3.5% of the
     Cut-Off Date Group 2 Balance), such ratio was adjusted by taking into account amounts available in certain cash reserves or under a letter of credit.

(3)  For purposes of determining the loan-to-value ratio of 1 Mortgage Loan
     (loan number 57), representing 0.5% of the Cut-Off Date Pool Balance (0.5%
     of the Cut-Off Date Group 1 Balance), such ratio was adjusted by taking into account an amount available under a letter of credit.

(4)  For purposes of determining whether a Mortgaged Property is in Northern
     California or Southern California, Mortgaged Properties north of San Luis
     Obispo County, Kern County and San Bernardino County were included in
     Northern California and Mortgaged Properties in or south of such counties were included in Southern California.

*    Two (2) Mortgage Loans (loan numbers 1 and 2), representing 12.4% of the
     Cut-Off Date Pool Balance (14.3% of the Cut-Off Date Group 1 Balance), are
     each part of a pari passu split loan structure. With respect to these
     Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of each such
     Mortgage Loan and the related Pari Passu Companion Loans, if any, but exclude the related subordinate companion loans, if any.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       13

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
-------------------------------------------------------------

             MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

CUT-OFF DATE BALANCE

--------------------------------------------------------------------------------
           RANGE OF        NUMBER OF   AGGREGATE
           CUT-OFF          MORTGAGE  CUT-OFF DATE    % OF     % OF     % OF
        DATE BALANCES        LOANS      BALANCE       POOL    GROUP 1  GROUP 2
--------------------------------------------------------------------------------

(less than)  $2,000,000         19   $   31,066,229     1.1%     1.1%     1.0%
$2,000,001 - $3,000,000         37       96,941,215     3.5      3.9      0.8
$3,000,001 - $4,000,000         33      116,925,703     4.2      4.7      0.9
$4,000,001 - $5,000,000         24      104,576,667     3.7      3.7      3.7
$5,000,001 - $6,000,000         14       76,131,499     2.7      2.5      4.3
$6,000,001 - $7,000,000          8       51,212,466     1.8      1.6      3.6
$7,000,001 - $8,000,000         11       84,289,340     3.0      3.5      0.0
$8,000,001 - $9,000,000          8       68,209,804     2.4      1.7      7.0
$9,000,001 - $10,000,000         7       66,031,995     2.4      1.9      5.1
$10,000,001 - $15,000,000       16      193,087,063     6.9      4.5     22.1
$15,000,001 - $20,000,000        9      151,149,902     5.4      4.3     12.7
$20,000,001 - $25,000,000       14      314,399,238    11.2      9.2     24.1
$25,000,001 - $30,000,000       10      281,312,549    10.0      9.3     14.8
$30,000,001 - $35,000,000        2       66,868,735     2.4      2.7      0.0
$35,000,001 - $40,000,000        3      112,144,476     4.0      4.6      0.0
$40,000,001 - $45,000,000        3      128,640,495     4.6      5.3      0.0
$45,000,001 - $50,000,000        3      143,443,083     5.1      5.9      0.0
$50,000,001 - $55,000,000        3      161,000,000     5.7      6.6      0.0
$55,000,001 - $60,000,000        1       57,844,828     2.1      2.4      0.0
$70,000,001 - $75,000,000        1       75,000,000     2.7      3.1      0.0
$75,000,001 - $80,000,000        1       79,785,970     2.8      3.3      0.0
$80,000,001 - $216,000,000       2      348,500,000    12.4     14.3      0.0
--------------------------------------------------------------------------------
                               229   $2,808,561,259   100.0%   100.0%   100.0%
--------------------------------------------------------------------------------
MIN: $1,157,979              MAX: $216,000,000        WTD. AVERAGE: $12,264,460
--------------------------------------------------------------------------------

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO(1)

--------------------------------------------------------------------------------
    RANGE OF               NUMBER OF   AGGREGATE
  UNDERWRITTEN              MORTGAGE  CUT-OFF DATE    % OF     % OF     % OF
      DSCRS                  LOANS      BALANCE       POOL    GROUP 1  GROUP 2
--------------------------------------------------------------------------------

   1.20x - 1.24x                49   $  668,302,756    23.8%    20.1%    48.0%
   1.25x - 1.29x                40      384,202,356    13.7     13.6     14.2
   1.30x - 1.34x                23      328,678,455    11.7     12.2      8.6
   1.35x - 1.39x                21      194,072,683     6.9      6.7      8.0
   1.40x - 1.44x                13      184,839,836     6.6      7.1      3.1
   1.45x - 1.49x                 9      121,107,964     4.3      4.5      2.8
   1.50x - 1.54x                11      129,892,214     4.6      3.7     10.4
   1.55x - 1.59x                10       96,962,875     3.5      3.3      4.2
   1.60x - 1.64x                 2       11,700,000     0.4      0.5      0.0
   1.65x - 1.69x                 1        4,380,000     0.2      0.2      0.0
   1.70x - 1.74x                 5       33,232,856     1.2      1.2      0.8
   1.75x - 1.79x                 3      226,747,688     8.1      9.3      0.0
   1.85x - 1.89x                 3       53,596,399     1.9      2.2      0.0
   1.90x - 1.94x                 3        5,120,533     0.2      0.2      0.0
   2.05x - 2.09x                 2       66,940,318     2.4      2.8      0.0
   2.10x - 2.14x                 1       40,000,000     1.4      1.6      0.0
   2.15x - 2.19x                 1        3,000,000     0.1      0.1      0.0
   2.20x - 2.24x                 6       17,582,760     0.6      0.7      0.0
   2.25x - 2.29x                 4        9,707,000     0.3      0.4      0.0
   2.30x - 3.79x                21      225,994,564     8.0      9.3      0.0
   3.80x - 4.59x                 1        2,500,000     0.1      0.1      0.0
--------------------------------------------------------------------------------
                               229   $2,808,561,259   100.0%   100.0%   100.0%
--------------------------------------------------------------------------------
  MIN: 1.20X                      MAX: 4.59X            WTD. AVERAGE: 1.53X
--------------------------------------------------------------------------------

MORTGAGE RATE

--------------------------------------------------------------------------------
                           NUMBER OF   AGGREGATE
     RANGE OF               MORTGAGE  CUT-OFF DATE    % OF     % OF     % OF
  MORTGAGE RATES             LOANS      BALANCE       POOL    GROUP 1  GROUP 2
--------------------------------------------------------------------------------

  4.620% - 5.249%               51   $1,109,311,000    39.5%    39.9%    36.9%
  5.250% - 5.499%               72      659,484,984    23.5     20.1     45.2
  5.500% - 5.749%               71      642,681,020    22.9     24.6     11.5
  5.750% - 5.999%               20      259,182,208     9.2      9.7      6.5
  6.000% - 6.249%                4       68,041,046     2.4      2.8      0.0
  6.500% - 6.749%                1        4,000,000     0.1      0.2      0.0
  6.750% - 6.880%               10       65,861,000     2.3      2.7      0.0
--------------------------------------------------------------------------------
                               229   $2,808,561,259   100.0%   100.0%   100.0%
--------------------------------------------------------------------------------
  MIN: 4.620%                   MAX: 6.880%           WTD. AVERAGE: 5.420%
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO(2)

--------------------------------------------------------------------------------
     RANGE OF
     CUT-OFF               NUMBER OF   AGGREGATE
       DATE                 MORTGAGE  CUT-OFF DATE    % OF     % OF     % OF
    LTV RATIOS               LOANS      BALANCE       POOL    GROUP 1  GROUP 2
--------------------------------------------------------------------------------

  25.01% - 30.00%                1   $    2,500,000     0.1%     0.1%     0.0%
  30.01% - 35.00%                1       27,000,000     1.0      1.1      0.0
  35.01% - 40.00%                1        3,900,000     0.1      0.2      0.0
  40.01% - 50.00%                7       63,078,209     2.2      2.6      0.0
  50.01% - 55.00%               25      202,378,538     7.2      8.3      0.0
  55.01% - 60.00%               13       56,359,136     2.0      2.3      0.0
  60.01% - 65.00%               11      364,304,362    13.0     15.0      0.0
  65.01% - 70.00%               26      351,427,595    12.5     11.9     16.7
  70.01% - 75.00%               55      748,472,643    26.6     25.7     33.0
  75.01% - 80.00%               87      943,140,776    33.6     31.0     50.2
  80.01% - 81.01%                2       46,000,000     1.6      1.9      0.0
--------------------------------------------------------------------------------
                               229   $2,808,561,259   100.0%   100.0%   100.0%
--------------------------------------------------------------------------------
  MIN: 26.5%               MAX: 81.0%                  WTD. AVERAGE:  70.1%
--------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO(2)

--------------------------------------------------------------------------------
       RANGE OF            NUMBER OF   AGGREGATE
 MATURITY DATE OR ARD       MORTGAGE  CUT-OFF DATE    % OF     % OF     % OF
 LOAN-TO-VALUE RATIOS        LOANS      BALANCE       POOL    GROUP 1  GROUP 2
--------------------------------------------------------------------------------

   0.00% -  5.00%                6   $   26,215,109     0.9%     1.1%     0.0%
  20.01% - 30.00%                1        2,500,000     0.1      0.1      0.0
  30.01% - 40.00%               13      238,112,484     8.5      9.8      0.0
  40.01% - 50.00%                9       54,832,777     2.0      2.3      0.0
  50.01% - 55.00%               31      404,041,134    14.4     16.6      0.0
  55.01% - 60.00%               50      438,807,770    15.6     17.1      5.8
  60.01% - 65.00%               46      634,536,340    22.6     23.0     19.8
  65.01% - 70.00%               52      578,872,441    20.6     14.9     57.7
  70.01% - 75.00%               20      401,643,204    14.3     13.9     16.7
  80.01% - 81.01%                1       29,000,000     1.0      1.2      0.0
--------------------------------------------------------------------------------
                               229   $2,808,561,259   100.0%   100.0%   100.0%
--------------------------------------------------------------------------------
  MIN: 0.0%                MAX: 81.0%                  WTD. AVERAGE:  59.9%
--------------------------------------------------------------------------------

(1)  For purposes of determining the debt service coverage ratio of 4 Mortgage
     Loans (loan numbers 57, 58, 82 and 169), representing 1.3% of the Cut-Off
     Date Pool Balance (3 Mortgage Loans in Loan Group 1 or 1.0% of the Cut-Off
     Date Group 1 Balance and 1 Mortgage Loan in Loan Group 2 or 3.5% of the
     Cut-Off Date Group 2 Balance), such ratio was adjusted by taking into account amounts available in certain cash reserves or under a letter of credit.

(2)  For purposes of determining the loan-to-value ratio of 1 Mortgage Loan
     (loan number 57), representing 0.5% of the Cut-Off Date Pool Balance (0.5%
     of the Cut-Off Date Group 1 Balance), such ratio was adjusted by taking into account an amount available under a letter of credit.

*    Two (2) Mortgage Loans (loan numbers 1 and 2), representing 12.4% of the
     Cut-Off Date Pool Balance (14.3% of the Cut-Off Date Group 1 Balance), are
     each part of a pari passu split loan structure. With respect to these
     Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of each such
     Mortgage Loan and the related Pari Passu Companion Loans, if any.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       14

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
-------------------------------------------------------------

              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE

ORIGINAL TERM TO MATURITY OR ARD

--------------------------------------------------------------------------------
    RANGE OF
 ORIGINAL TERMS
   TO MATURITY             NUMBER OF   AGGREGATE
     OR ARD                 MORTGAGE  CUT-OFF DATE    % OF     % OF     % OF
    (MONTHS)                 LOANS      BALANCE       POOL    GROUP 1  GROUP 2
--------------------------------------------------------------------------------

    0 -  60                     25   $  306,665,129    10.9%    11.6%     6.7%
   61 -  84                      6      144,060,000     5.1      3.7     14.7
   85 - 108                      2       49,261,482     1.8      2.0      0.0
  109 - 120                    187    2,269,979,539    80.8     81.2     78.6
  121 - 156                      2        7,180,000     0.3      0.3      0.0
  169 - 180                      2        8,300,000     0.3      0.3      0.0
  205 - 216                      1        2,990,861     0.1      0.1      0.0
  229 - 240                      2        5,906,624     0.2      0.2      0.0
  253 - 264                      2       14,217,623     0.5      0.6      0.0
--------------------------------------------------------------------------------
                               229   $2,808,561,259   100.0%   100.0%   100.0%
--------------------------------------------------------------------------------
  MIN: 55                     MAX: 264                  WTD. AVERAGE: 113
--------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM

--------------------------------------------------------------------------------
    RANGE OF
    ORIGINAL
  AMORTIZATION             NUMBER OF   AGGREGATE
      TERMS                 MORTGAGE  CUT-OFF DATE    % OF     % OF     % OF
    (MONTHS)                 LOANS      BALANCE       POOL    GROUP 1  GROUP 2
--------------------------------------------------------------------------------

  133 - 144                      1   $    3,100,000     0.1%     0.1%     0.0%
  193 - 228                      2        6,990,861     0.2      0.3      0.0
  229 - 264                      8      213,258,522     7.6      8.8      0.0
  265 - 300                     49      256,484,284     9.1     10.5      0.5
  301 - 348                      2      168,500,000     6.0      6.9      0.0
  349 - 360                    129    1,826,085,794    65.0     60.8     92.2
  Varies                         1       32,516,547     1.2      1.3      0.0
  Non-amortizing                37      301,625,250    10.7     11.3      7.3
--------------------------------------------------------------------------------
                               229   $2,808,561,259   100.0%   100.0%   100.0%
--------------------------------------------------------------------------------
  MIN:  144                  MAX:  360*                 WTD. AVERAGE:  342*
--------------------------------------------------------------------------------

*    Excludes the non-amortizing loans and the loan with variable amortization.

SEASONING

--------------------------------------------------------------------------------
                           NUMBER OF   AGGREGATE
  SEASONING                 MORTGAGE  CUT-OFF DATE    % OF     % OF     % OF
  (MONTHS)                   LOANS      BALANCE       POOL    GROUP 1  GROUP 2
--------------------------------------------------------------------------------

     0 - 12                    228   $2,800,700,057    99.7%    99.7%   100.0%
    13 - 24                      1        7,861,201     0.3      0.3      0.0
--------------------------------------------------------------------------------
                               229   $2,808,561,259   100.0%   100.0%   100.0%
--------------------------------------------------------------------------------
  MIN:  0                   MAX:  15                  WTD. AVERAGE:  2
--------------------------------------------------------------------------------

The sum of aggregate percentage calculations may not equal 100% due to rounding.

REMAINING TERM TO MATURITY OR ARD

--------------------------------------------------------------------------------
   RANGE OF
  REMAINING
    TERMS
 TO MATURITY               NUMBER OF   AGGREGATE
    OR ARD                  MORTGAGE  CUT-OFF DATE    % OF     % OF     % OF
   (MONTHS)                  LOANS      BALANCE       POOL    GROUP 1  GROUP 2
--------------------------------------------------------------------------------

    0 -  60                     25   $  306,665,129    10.9%    11.6%     6.7%
   61 -  84                      6      144,060,000     5.1      3.7     14.7
   85 - 108                      3       57,122,684     2.0      2.3      0.0
  109 - 120                    186    2,262,118,338    80.5     80.8     78.6
  121 - 156                      2        7,180,000     0.3      0.3      0.0
  169 - 180                      2        8,300,000     0.3      0.3      0.0
  205 - 216                      1        2,990,861     0.1      0.1      0.0
  229 - 240                      2        5,906,624     0.2      0.2      0.0
  253 - 262                      2       14,217,623     0.5      0.6      0.0
--------------------------------------------------------------------------------
                               229   $2,808,561,259   100.0%   100.0%   100.0%
--------------------------------------------------------------------------------
  MIN:  50                  MAX:  262                  WTD. AVERAGE:  111
--------------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM

--------------------------------------------------------------------------------
    RANGE OF
    REMAINING
  AMORTIZATION             NUMBER OF   AGGREGATE
      TERMS                 MORTGAGE  CUT-OFF DATE    % OF     % OF     % OF
    (MONTHS)                 LOANS      BALANCE       POOL    GROUP 1  GROUP 2
--------------------------------------------------------------------------------

  133 - 144                      1   $    3,100,000     0.1%     0.1%     0.0%
  193 - 228                      2        6,990,861     0.2      0.3      0.0
  229 - 264                      8      213,258,522     7.6      8.8      0.0
  265 - 300                     49      256,484,284     9.1     10.5      0.5
  301 - 348                      3      176,361,201     6.3      7.2      0.0
  349 - 360                    128    1,818,224,593    64.7     60.5     92.2
  Varies                         1       32,516,547     1.2      1.3      0.0
  Non-amortizing                37      301,625,250    10.7     11.3      7.3
--------------------------------------------------------------------------------
                               229   $2,808,561,259   100.0%   100.0%   100.0%
--------------------------------------------------------------------------------
  MIN:  144                 MAX:  360*                 WTD. AVERAGE:  341*
--------------------------------------------------------------------------------

*    Excludes the non-amortizing loans and the loan with variable amortization.

PREPAYMENT PROVISIONS SUMMARY

--------------------------------------------------------------------------------
                           NUMBER OF   AGGREGATE
      PREPAYMENT            MORTGAGE  CUT-OFF DATE    % OF     % OF     % OF
      PROVISIONS             LOANS      BALANCE       POOL    GROUP 1  GROUP 2
--------------------------------------------------------------------------------

  Lockout/Defeasance           202   $2,544,937,882    90.6%    92.1%    80.7%
  Lockout/Yield
    Maintenance                 24      192,023,377     6.8      4.9     19.3
  Yield Maintenance              2       69,000,000     2.5      2.8      0.0
  Yield Maintenance/
    Defeasance                   1        2,600,000     0.1      0.1      0.0
--------------------------------------------------------------------------------
                               229   $2,808,561,259   100.0%   100.0%   100.0%
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets
Inc., ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs
& Co. (collectively, the "Underwriters") is soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED  CREDIT SUISSE FIRST BOSTON           GOLDMAN, SACHS & CO.

                                       15

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
-------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)

PREPAYMENT ANALYSIS

PREPAYMENT RESTRICTION          MARCH-2005      MARCH-2006      MARCH-2007      MARCH-2008      MARCH-2009
------------------------------------------------------------------------------------------------------------

 Locked Out                       97.45%          97.16%          19.49%          13.37%           0.17%
------------------------------------------------------------------------------------------------------------
 Defeasance                        0.00            0.00           74.39           79.31           90.17
------------------------------------------------------------------------------------------------------------
 Yield Maintenance                 2.55            2.84            6.12            7.32            9.34
------------------------------------------------------------------------------------------------------------
 Prepayment Premium                0.00            0.00            0.00            0.00            0.00
------------------------------------------------------------------------------------------------------------
 Open                              0.00            0.00            0.00            0.00            0.32
------------------------------------------------------------------------------------------------------------
 Total                           100.00%         100.00%         100.00%         100.00%         100.00%
------------------------------------------------------------------------------------------------------------
 Mortgage Pool Balance
------------------------------------------------------------------------------------------------------------
 Outstanding (in millions)    $2,808.56       $2,789.62       $2,764.13       $2,729.04       $2,686.80
------------------------------------------------------------------------------------------------------------
 % of Initial Pool Balance       100.00%          99.33%          98.42%          97.17%          95.66%
------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTION          MARCH-2010      MARCH-2011      MARCH-2012      MARCH-2013      MARCH-2014    MARCH-2015
-------------------------------------------------------------------------------------------------------------------------

 Locked Out                       0.00%           0.00%           0.00%           0.00%           0.00%         0.00%
-------------------------------------------------------------------------------------------------------------------------
 Defeasance                       92.06           92.00           91.42           90.07           90.54         29.24
-------------------------------------------------------------------------------------------------------------------------
 Yield Maintenance                 7.94            8.00            8.44            8.60            8.83         70.76
-------------------------------------------------------------------------------------------------------------------------
 Prepayment Premium                0.00            0.00            0.00            0.00            0.00          0.00
-------------------------------------------------------------------------------------------------------------------------
 Open                              0.00            0.00            0.14            1.33            0.63          0.00
-------------------------------------------------------------------------------------------------------------------------
 Total                           100.00%         100.00%         100.00%         100.00%         100.00%       100.00%
-------------------------------------------------------------------------------------------------------------------------
 Mortgage Pool Balance
-------------------------------------------------------------------------------------------------------------------------
 Outstanding (in millions)    $2,346.32       $2,301.78       $2,122.24       $2,060.15       $1,980.54       $27.09
-------------------------------------------------------------------------------------------------------------------------
 % of Initial Pool Balance        83.54%          81.96%          75.56%          73.35%          70.52%         0.96%
-------------------------------------------------------------------------------------------------------------------------

(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (and assuming that each ARD Loan will be repaid in full on its
     Anticipated Repayment Date).

(2)  Based on the assumptions set forth in footnote (1) above, after March 2015, the outstanding loan balances represent less than 0.96% of the Cut-Off Date
     Pool Balance.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON      GOLDMAN, SACHS & CO.

                                       16

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
-------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
GROUP 1 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)

PREPAYMENT ANALYSIS

PREPAYMENT RESTRICTION          MARCH-2005      MARCH-2006      MARCH-2007      MARCH-2008      MARCH-2009
------------------------------------------------------------------------------------------------------------

 Locked Out                       97.06%          96.72%          14.69%           8.54%           0.12%
------------------------------------------------------------------------------------------------------------
 Defeasance                        0.00            0.00           79.38           84.82           92.05
------------------------------------------------------------------------------------------------------------
 Yield Maintenance                 2.94            3.28            5.93            6.64            7.83
------------------------------------------------------------------------------------------------------------
 Prepayment Premium                0.00            0.00            0.00            0.00            0.00
------------------------------------------------------------------------------------------------------------
 Open                              0.00            0.00            0.00            0.00            0.00
------------------------------------------------------------------------------------------------------------
 Total                           100.00%         100.00%         100.00%         100.00%         100.00%
------------------------------------------------------------------------------------------------------------
 Mortgage Pool Balance
------------------------------------------------------------------------------------------------------------
 Outstanding (in millions)    $2,433.32       $2,415.14       $2,391.33       $2,359.45       $2,322.11
------------------------------------------------------------------------------------------------------------
 % of Initial Pool Balance       100.00%          99.27%          98.27%          96.96%          95.43%
------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTION          MARCH-2010      MARCH-2011      MARCH-2012      MARCH-2013      MARCH-2014    MARCH-2015
-------------------------------------------------------------------------------------------------------------------------

 Locked Out                        0.00%           0.00%           0.00%           0.00%           0.00%         0.00%
-------------------------------------------------------------------------------------------------------------------------
 Defeasance                       94.23           94.18           93.86           92.37           93.57         29.24
-------------------------------------------------------------------------------------------------------------------------
 Yield Maintenance                 5.77            5.82            5.98            6.10            6.29         70.76
-------------------------------------------------------------------------------------------------------------------------
 Prepayment Premium                0.00            0.00            0.00            0.00            0.00          0.00
-------------------------------------------------------------------------------------------------------------------------
 Open                              0.00            0.00            0.16            1.53            0.14          0.00
-------------------------------------------------------------------------------------------------------------------------
 Total                           100.00%         100.00%         100.00%         100.00%         100.00%       100.00%
-------------------------------------------------------------------------------------------------------------------------
 Mortgage Pool Balance
-------------------------------------------------------------------------------------------------------------------------
 Outstanding (in millions)    $2,010.08       $1,970.55       $1,847.15       $1,789.68       $1,714.94        $27.09
-------------------------------------------------------------------------------------------------------------------------
 % of Initial Pool Balance        82.61%          80.98%          75.91%          73.55%          70.48%         1.11%
-------------------------------------------------------------------------------------------------------------------------

(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (and assuming that each ARD Loan will be repaid in full on its
     Anticipated Repayment Date).

(2)  Based on the assumptions set forth in footnote (1) above, after March 2015, the outstanding loan balances represent less than 1.11% of the Cut-Off Date
     Pool Balance.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       17

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
-------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
GROUP 2 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)

PREPAYMENT ANALYSIS

PREPAYMENT RESTRICTION        MARCH-2005   MARCH-2006    MARCH-2007    MARCH-2008    MARCH-2009
------------------------------------------------------------------------------------------------

 Locked Out                   100.00%      100.00%        50.23%        44.20%         0.49%
------------------------------------------------------------------------------------------------
 Defeasance                     0.00         0.00         42.40         44.15         78.22
------------------------------------------------------------------------------------------------
 Yield Maintenance              0.00         0.00          7.37         11.66         18.96
------------------------------------------------------------------------------------------------
 Prepayment Premium             0.00         0.00          0.00          0.00          0.00
------------------------------------------------------------------------------------------------
 Open                           0.00         0.00          0.00          0.00          2.33
------------------------------------------------------------------------------------------------
 Total                        100.00%      100.00%       100.00%       100.00%       100.00%
------------------------------------------------------------------------------------------------
 Mortgage Pool Balance
------------------------------------------------------------------------------------------------
 Outstanding (in millions)   $375.24      $374.18       $372.80       $369.59       $364.69
------------------------------------------------------------------------------------------------
 % of Initial Pool Balance    100.00%       99.72%        99.35%        98.50%        97.19%
------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTION         MARCH-2010    MARCH-2011    MARCH-2012    MARCH-2013    MARCH-2014   MARCH-2015
--------------------------------------------------------------------------------------------------------------

 Locked Out                      0.00%         0.00%         0.00%         0.00%         0.00%      0.00%
--------------------------------------------------------------------------------------------------------------
 Defeasance                     79.10         79.01         75.00         74.87         70.96       0.00
--------------------------------------------------------------------------------------------------------------
 Yield Maintenance              20.90         20.99         25.00         25.13         25.26       0.00
--------------------------------------------------------------------------------------------------------------
 Prepayment Premium              0.00          0.00          0.00          0.00          0.00       0.00
--------------------------------------------------------------------------------------------------------------
 Open                            0.00          0.00          0.00          0.00          3.77       0.00
--------------------------------------------------------------------------------------------------------------
 Total                         100.00%       100.00%       100.00%       100.00%       100.00%      0.00%
--------------------------------------------------------------------------------------------------------------
 Mortgage Pool Balance
--------------------------------------------------------------------------------------------------------------
 Outstanding (in millions)    $336.25       $331.23       $275.09       $270.47       $265.60      $0.00
--------------------------------------------------------------------------------------------------------------
 % of Initial Pool Balance      89.61%        88.27%        73.31%        72.08%        70.78%      0.00%
--------------------------------------------------------------------------------------------------------------

(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (and assuming that each ARD Loan will be repaid in full on its
     Anticipated Repayment Date).

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       18

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
TWENTY LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

              TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                                                            % OF
                                         NUMBER OF                                       APPLICABLE
                                         MORTGAGE                                         CUT-OFF
                                          LOANS /                                % OF       DATE
                            MORTGAGE     NUMBER OF               CUT-OFF       INITIAL      LOAN
                              LOAN       MORTGAGED    LOAN         DATE          POOL      GROUP
        LOAN NAME            SELLER     PROPERTIES   GROUP      BALANCE(1)     BALANCE    BALANCE
------------------------ ------------- ------------ ------- ----------------- --------- -----------

One & Two
 International Place ...   Wachovia        1/1         1       $216,000,000       7.7%       8.9%
Digital Realty Trust
 Portfolio .............  Citigroup        6/6         1        154,335,917       5.5        6.3
450 West 33rd Street ...   Wachovia        1/1         1        132,500,000       4.7        5.4
Olympia Portfolio ......   Wachovia       23/24        1         85,700,000       3.1        3.5
Tharaldson Pool I-B .... Countrywide      1/13         1         79,785,970       2.8        3.3
111 Massachusetts
 Avenue ................   Wachovia        1/1         1         75,000,000       2.7        3.1
Residence Inn
 Portfolio #1 ..........   Wachovia       10/10        1         65,861,000       2.3        2.7
Tharaldson Pool I-A .... Countrywide      1/25         1         57,844,828       2.1        2.4
MetroPlace III & IV ....   Wachovia        1/1         1         55,000,000       2.0        2.3
1001 Connecticut
 Avenue & 1701 K
 Street ................   Wachovia        1/1         1         53,000,000       1.9        2.2
------------------------ -------------   ------     -------  --------------      ----        ---
                                          46/83                $975,027,715      34.7%
======================== =============   ======     =======  ==============      ====        ===
Eastmont Town Center
                         Countrywide       1/1         1        $53,000,000       1.9%       2.2%
Great Wolf Resorts
 Pool ..................  Citigroup        1/2         1         49,843,594       1.8        2.0
Falchi Building ........   Wachovia        1/1         1         47,000,000       1.7        1.9
Gardner Tanenbaum
 Pool .................. Countrywide       1/8         1         43,200,000       1.5        1.8
Cabrillo Palisades .....   Wachovia        1/1         1         43,000,000       1.5        1.8
201 West Madison ....... Countrywide       1/1         1         42,440,495       1.5        1.7
One Fair Oaks ..........   Wachovia        1/1         1         40,000,000       1.4        1.6
Cadbury Schweppes ......   Wachovia        1/1         1         36,000,000       1.3        1.5
Santa Teresa
 Portfolio ............. Countrywide      2/19         1         33,878,000       1.2        1.4
Choice Center ..........   Wachovia        1/1         1         32,516,547       1.2        1.3
------------------------ -------------   ------     -------  --------------      ----        ---
                                          11/36                $420,878,636      15.0%
======================== =============   ======     =======  ==============      ====        ===

------------------------ ------------- ------       -------  --------------      ----        ---
                                         57/119              $1,395,906,351      49.7%
======================== =============   ======     =======  ==============      ====        ===

                                                       LOAN
                                                      BALANCE                         AVERAGE        AVERAGE      WEIGHTED
                                                      PER SF/         WEIGHTED        CUT-OFF     LTV RATIO AT    AVERAGE
                                 PROPERTY              UNIT/          AVERAGE          DATE         MATURITY      MORTGAGE
        LOAN NAME                  TYPE               ROOM(2)         DSCR(2)      LTV RATIO(2)     OR ARD(2)       RATE
------------------------ ----------------------- ---------------- --------------- -------------- -------------- -----------

One & Two
 International Place ...      Office - CBD               $233         1.77x             61.7%          53.7%        5.205%
Digital Realty Trust
 Portfolio .............    Office/Mixed Use             $109         1.55x             67.3%          56.7%        5.649%
450 West 33rd Street ...      Office - CBD               $158         1.22x             68.8%          59.3%        5.100%
Olympia Portfolio ......      Retail/Office              $210         1.25x             75.0%          58.6%        5.692%
                          Hospitality - Limited
Tharaldson Pool I-B ....         Service              $55,561         2.36x             54.3%          34.5%        5.158%
111 Massachusetts
 Avenue ................      Office - CBD               $270         1.34x             76.5%          65.0%        5.200%
Residence Inn            Hospitality - Extended
 Portfolio #1 ..........          Stay                $57,824         1.43x             71.1%          58.6%        6.880%
                          Hospitality - Limited
Tharaldson Pool I-A ....         Service              $42,553(3)      2.09x             54.5%          34.6%        5.158%
MetroPlace III & IV ....    Office - Suburban            $162         1.53x             64.6%          56.2%        5.210%
1001 Connecticut
 Avenue & 1701 K
 Street ................      Office - CBD               $242         1.27x             77.9%          71.9%        5.060%
----------------------------------------------------------------------------------------------------------------------------
                                                                      1.58X             66.5%          55.0%        5.402%
============================================================================================================================
Eastmont Town Center           Mixed Use -
                              Office/Retail               $90         1.31x(4)          71.1%          52.3%        6.240%
Great Wolf Resorts         Hospitality - Full
 Pool ..................         Service              $88,690         3.08x             42.0%          32.4%        5.835%
                               Mixed Use -
Falchi Building ........    Office/Industrial             $74         1.21x             82.5%          76.9%        5.800%
Gardner Tanenbaum             Industrial -
 Pool ..................     Warehouse/Flex               $40         1.40x             76.6%          63.9%        5.460%
                              Multifamily -
Cabrillo Palisades .....      Conventional           $116,531         1.49x             67.5%          67.5%        5.570%
                            Special Purpose -
201 West Madison .......         Parking                 $110         1.38x             74.6%          62.4%        5.500%
One Fair Oaks ..........    Office - Suburban            $187         2.10x             74.6%          74.6%        4.780%
Cadbury Schweppes ......      Office - Flex              $241         1.29x             75.0%          62.7%        5.260%
Santa Teresa
 Portfolio .............    Industrial/Office             $32         1.26x             76.8%          72.8%        5.870%
Choice Center ..........    Office - Suburban            $145         1.43x             74.8%          56.3%        5.300%
----------------------------------------------------------------------------------------------------------------------------
                                                                      1.62X             70.9%          61.4%        5.595%
============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                      1.60X             67.8%          56.9%        5.460%
============================================================================================================================

(1)  In the case of a concentration of cross-collateralized Mortgage Loans, the aggregate principal balance.

(2)  Two (2) Mortgage Loans (loan numbers 1 and 2), representing in the aggregate 12.4% of the Cut-Off Date Pool Balance (14.3% of the Cut-Off Date
     Group 1 Balance), are each part of a pari passu split loan structure. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios, DSC ratios and loan balance per SF/Unit/Room were based on the aggregate indebtedness of each such Mortgage Loan and the related Pari Passu Companion Loans, if any.

(3)  Calculation excludes the Mortgaged Properties which are leased fee interest.

(4)  DSC Ratio calculation assumes a 22-year amortization schedule and the approval of the Alameda County Behavioral Health Care Services Lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       19

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                         ONE & TWO INTERNATIONAL PLACE
--------------------------------------------------------------------------------

                 [PHOTO OMITTED]

                 [PHOTO OMITTED]                   [PHOTO OMITTED]

                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       21

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                         ONE & TWO INTERNATIONAL PLACE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       22

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                         ONE & TWO INTERNATIONAL PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $216,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     7.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                  Prudential Property Investment Separate
                                                               Account ("PRISA")
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.205%
MATURITY DATE                                                   January 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          24
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX                                                                      Yes
SHADOW RATING (S&P/MOODY'S/FITCH)(1)                              BBB-/Baa3/BBB-

UP-FRONT RESERVES
 INSURANCE                         Yes
 ENGINEERING(2)                    $ 2,158,900
 TI/LC(3)                          $22,334,679
 RENT CONCESSION(4)                $ 5,000,000

ONGOING MONTHLY RESERVES
 TAX/INSURANCE                     Yes
 REPLACEMENT                       $15,260
 TI/LC                             Springing
ADDITIONAL FINANCING               Pari Passu Debt                  $216,000,000

                                                             PARI PASSU NOTES(5)
                                                             -------------------
CUT-OFF DATE BALANCE                                                $432,000,000
CUT-OFF DATE BALANCE/SF                                                     $233
CUT-OFF DATE LTV                                                           61.7%
MATURITY DATE LTV                                                          53.7%
UW DSCR ON NCF                                                             1.77x

--------------------------------------------------------------------------------
(1)  S&P, Moody's and Fitch have confirmed that the One & Two International
     Place Loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment grade obligation.

(2)  In addition to the up-front reserves for Engineering, the borrower is required to complete parking garage repairs, or otherwise post a $3,000,000 escrow for the same not later than January 2008. Further, the borrower is required to undertake diligence to determine necessary elevator modernization requirements by not later than January 2009 and January 2011 for One International Place and Two International Place, respectively.
     Based upon conclusions resultant from that diligence, the borrower is required to post necessary reserves to complete any such required elevator modernization.

(3)  The borrower deposited $22,334,679 into a Tenant Improvement and Leasing
     Reserve which is a prefunded reletting reserve that represents 100% of all borrower TI/LC obligations with respect to existing tenants.

(4)  This Rent Concession reserve may not be diminished until such time as cumulative rent concessions are not greater than $5,000,000. At closing, the total of such concessions was $8,927,858.

(5)  LTV ratios, DSC ratios and Cut-Off Date Balance/SF were derived based on the aggregate indebtedness of the One & Two International Place Loan and the One & Two International Place Pari Passu Loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                              Boston, MA
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                              1,852,501
OCCUPANCY AS OF JANUARY 31, 2005                                           89.6%
YEAR BUILT / YEAR RENOVATED                                            1987 / NA
APPRAISED VALUE                                                     $700,000,000
PROPERTY MANAGEMENT                                   The Chiofaro Company, Inc.
UW ECONOMIC OCCUPANCY                                                      92.5%
UW REVENUES                                                          $90,592,807
UW TOTAL EXPENSES                                                    $37,103,624
UW NET OPERATING INCOME (NOI)                                        $53,489,183
UW NET CASH FLOW (NCF)                                               $50,540,583
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       23

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                         ONE & TWO INTERNATIONAL PLACE
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                          TENANT SUMMARY
----------------------------------------------------------------------------------------------------------------------------------
                                                       NET      % OF NET                                % OF          DATE OF
                                    RATINGS(1)       RENTABLE   RENTABLE      ACTUAL                   ACTUAL          LEASE
TENANT                          MOODY'S/S&P/FITCH   AREA (SF)     AREA       RENT PSF   ACTUAL RENT     RENT         EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

Deutsche/Scudder, Stevens ....    Aa3/AA--/AA--       378,490      20.4%    $ 35.87     $13,574,748      17.9%            May 2009
Ropes & Gray .................       NR/NR/NR         322,754      17.4     $ 44.30      14,296,524      18.8        December 2010
Choate, Hall & Stewart .......       NR/NR/NR         155,324       8.4     $ 44.00       6,834,256       9.0       September 2015
PricewaterhouseCoopers .......       NR/NR/NR          88,279       4.8     $ 36.50       3,222,192       4.2           April 2005
State Street Bank ............    Aa3/AA--/AA--        62,076       3.4     $ 40.96       2,542,620       3.3   Multiple Spaces(2)
Non-major tenants ............                        651,967      35.2     $ 54.44      35,495,627      46.7
Vacant .......................                        193,611      10.5                           0       0.0
                                                      -------     -----                 -----------     -----
TOTAL ........................                      1,852,501     100.0%                $75,965,967     100.0%
                                                    =========     =====                 ===========     =====
----------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, 7,900 square feet expire in June 2005, and 54,176 square feet expire in June 2007.

----------------------------------------------------------------------------------------------------------------------
                                               LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                   CUMULATIVE     % OF ACTUAL      CUMULATIVE %
                   LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT        OF ACTUAL RENT
     YEAR         ROLLING      ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
----------------------------------------------------------------------------------------------------------------------

     2005             6      $ 39.08        104,401           5.6%            5.6%           5.4%             5.4%
     2006            10      $ 65.17         79,660           4.3%            9.9%           6.8%            12.2%
     2007            28      $ 49.72        194,430          10.5%           20.4%          12.7%            24.9%
     2008            16      $ 51.34         47,234           2.5%           23.0%           3.2%            28.1%
     2009            12      $ 37.01        417,067          22.5%           45.5%          20.3%            48.4%
     2010            14      $ 46.83        408,187          22.0%           67.5%          25.2%            73.6%
     2011             2      $ 82.30         32,453           1.8%           69.3%           3.5%            77.1%
     2012             3      $ 50.10         19,505           1.1%           70.3%           1.3%            78.4%
     2013             6      $ 48.61         57,027           3.1%           73.4%           3.6%            82.1%
     2014             4      $ 53.10         62,207           3.4%           76.8%           4.3%            86.4%
     2015             4      $ 43.88        195,320          10.5%           87.3%          11.3%            97.7%
  Thereafter          1      $ 42.50         41,399           2.2%           89.5%           2.3%           100.0%
    Vacant            0         N/A         193,611          10.5%          100.0%           0.0%           100.0%
----------------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       24

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                         ONE & TWO INTERNATIONAL PLACE
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "One & Two International Place Loan") is
     secured by a first mortgage encumbering an office building located in
     Boston, Massachusetts. The One & Two International Place Loan represents approximately 7.7% of the Cut-Off Date Pool Balance. The One & Two
     International Place Loan was originated on January 10, 2005, and has a principal balance as of the Cut-Off Date of $216,000,000. The One & Two
     International Place Loan provides for interest-only payments for the first
     24 months of its term, and thereafter, fixed monthly payments of principal and interest based on a 30-year schedule. The One & Two International Place
     Loan, which is evidenced by a pari passu note dated January 10, 2005, is a portion of a whole loan with an original principal balance of $432,000,000.
     The other loan related to the One & Two International Place Loan is evidenced by a separate note, dated January 10, 2005 (the "One & Two
     International Place Pari Passu Loan"), with an original principal balance of $216,000,000.

o    The One & Two International Place Loan has a remaining term of 118 months and matures on January 11, 2015. The One & Two International Place Loan may
     be prepaid on or after October 11, 2014 and permits defeasance with United
     States government obligations beginning two years after the Closing Date.

o    THE BORROWERS. The borrowers are Fort Hill Square 1 Owner LLC and Fort Hill
     Square 2 Owner LLC, each a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the One & Two International Place Loan. The sponsor is
     Prudential Property Investment Separate Account ("PRISA"). which acquired a majority stake in the Mortgaged Property through the real estate investment arm of the Prudential Insurance Company of America, Prudential Real Estate
     Investors ("PREI"). PREI provides global real estate investment management services in the United States, Europe, Asia and Latin America. PREI is
     ranked among the largest real estate investment managers.

o    THE PROPERTY. The Mortgaged Property is an approximately 1,852,501 square foot office building situated on approximately 2.5 acres. The Mortgaged
     Property was designed by the architectural firm Johnson Burgee and was developed by The Chiofaro Company, Inc. ("Chiofaro") in 1987. The Mortgaged
     Property is located in Boston, Massachusetts. As of January 31, 2005, the
     occupancy rate for the Mortgaged Property securing the One & Two
     International Place Loan was approximately 89.6%.

     The largest tenant is Deutsche/Scudder, Stevens ("Deutsche/Scudder"), occupying approximately 378,490 square feet, or approximately 20.4% of the net rentable area. Deutsche/Scudder is the asset management arm of Deutsche
     Bank AG ("Deutsche Bank"), and has over $699 billion of assets under management, 8,000 employees and 20 offices worldwide. Deutsche Asset
     Management is one of the largest retail asset managers in the Asia Pacific region. As of February 27, 2005, Deutsche Bank was rated "AA-" (S&P), "Aa3"
     (Moody's) and "AA-" (Fitch). The Deutsche/Scudder lease expires in May
     2009. The second largest tenant is Ropes & Gray ("Ropes & Gray"), occupying approximately 322,754 square feet, or approximately 17.4% of the net rentable area. Ropes & Gray is a leading national law firm with over 750 lawyers and professionals, offices in Boston, New York, Palo Alto, San
     Francisco, and Washington, D.C., and conference centers in London and
     Providence. Ropes & Gray represents interests across a broad spectrum of industries in corporate law and litigation matters, as well as offer counsel on labor and employment issues, tax and benefits, creditors'
     rights, and private client services. The Ropes & Gray lease expires in
     December 2010. The third largest tenant is Choate, Hall & Stewart LLP
     ("Choate, Hall & Stewart"), occupying approximately 155,324 square feet, or approximately 8.4% of the net rentable area. Choate, Hall & Stewart has maintained a position as one of the nation's leading law firms for over a century. Choate, Hall & Stewart's areas of core concentration are Corporate
     Law, Litigation, Intellectual Property, Trusts and Estates, Real Estate,
     and Healthcare. The Choate, Hall & Stewart lease expires in September 2015.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

o    MANAGEMENT. Chiofaro, the original developer of the Mortgaged Property, is the property manager for the Mortgaged Property securing the One & Two
     International Place Loan. Chiofaro is one of New England's leading developers and operators of first class commercial and research and development projects.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       25

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       26

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                         DIGITAL REALTY TRUST PORTFOLIO
--------------------------------------------------------------------------------

                [PHOTO OMITTED]                       [PHOTO OMITTED]

                [PHOTO OMITTED]                       [PHOTO OMITTED]

                                     [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       27

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                         DIGITAL REALTY TRUST PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       28

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                         DIGITAL REALTY TRUST PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Citigroup
CUT-OFF DATE BALANCE                                                $154,335,917
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     5.5%
NUMBER OF MORTGAGE LOANS                                                       6
LOAN PURPOSE                                                           Refinance
SPONSOR                                                    Digital Realty Trust,
                                             L.P. and Digital Realty Trust, Inc.
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.649%
MATURITY DATE                                                  November 11, 2014
AMORTIZATION TYPE                                                        Balloon
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          116 / 356
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
  TAX                           Yes
  REPLACEMENT                   $29,539
  TI/LC(1)                      $1,850,313
  QWEST SPACE TI/LC(2)          $2,400,000
  CEC PREPAID RENT(3)           $314,625
  ENGINEERING                   $55,000

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                 Yes
  REPLACEMENT                   $29,539
  TI/LC                         $177,236
ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                $154,335,917
CUT-OFF DATE BALANCE/SF                                                     $109
CUT-OFF DATE LTV                                                           67.3%
MATURITY DATE LTV                                                          56.7%
UW DSCR ON NCF                                                             1.55x
--------------------------------------------------------------------------------

(1)  The funds escrowed in the upfront TI/LC Reserve may be used for tenant improvement allowances and leasing commissions for tenants of the 6
     Mortgaged Properties (with amounts allocated to each Mortgaged Property)
     subject to the terms of the mortgage loan documents. The American
     Intercontinental University ("CEC") tenant at the Webb at LBJ property is entitled to $1,273,077 in tenant improvement allowances per the terms of the CEC lease. The Systems Management Specialists ("SMS") tenant at the
     Brea Office Building property is entitled to $400,000 for tenant improvement allowances per the terms of the SMS lease.

(2)  Qwest Communications Corporation ("Qwest") leases 78,540 sf at 36 Northeast
     Second Street on the second, third and fourth floor of the building and is a dark but paying tenant on the third and fourth floor (52,360 sf). Upon loan closing, the mortgagee required an upfront escrow totaling $2,400,000 to address tenant improvement and leasing commission costs associated with the dark but paying Qwest tenant space on the third and fourth floor and thereafter, for releasing costs associated with the currently built out tenant space that Qwest occupies on the second floor.

(3)  The CEC tenant at the Webb at LBJ property leases 50,463 sf under a lease that expires June 30, 2016. CEC's space includes phase I (30,463 sf), phase
     II (10,000 sf) and phase III (10,000 sf). As of the loan's closing date, the tenant was paying rent for the phase I space; however, rent for phase
     II and III tenant space were not being paid and will respectively commence on July 1, 2005 and July 1, 2006. The mortgagee escrowed 100% of phase II and III gross rental payments from the loan's closing date through the date that the CEC lease commences which totaled $314,625. Future releases of the escrow will commence on July 1, 2005 and will total $88,875 (i.e., the
     "First Prepaid Rent Disbursement") from the CEC Prepaid Rent Reserve
     Account provided that the phase II CEC lease is in full force and effect, the tenant is in occupancy and the tenant has commenced paying rent.
     Provided that the mortgagee shall have previously released the First
     Prepaid Rent Disbursement to borrower in accordance with the loan agreement, the mortgagee shall disburse any remaining amounts (i.e.,
     $225,750 plus accrued interest) on deposit in the CEC Prepaid Rent Reserve
     Account to the borrower for the phase III tenant space after July 1, 2006, subject to the aforementioned release criteria.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 6
LOCATION                                                                 Various
PROPERTY TYPE                                                 Office / Mixed Use
SIZE (SF)                                                              1,421,884
OCCUPANCY AS OF JANUARY 14, 2005                                           93.6%
YEAR BUILT / YEAR RENOVATED                                              Various
APPRAISED VALUE                                                     $229,200,000
PROPERTY MANAGEMENT                                                      Various
UW ECONOMIC OCCUPANCY                                                      89.0%
UW REVENUES                                                          $30,476,142
UW TOTAL EXPENSES                                                    $11,212,518
UW NET OPERATING INCOME (NOI)                                        $19,263,624
UW NET CASH FLOW (NCF)                                               $16,685,634
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       29

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                         DIGITAL REALTY TRUST PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DIGITAL REALTY TRUST PORTFOLIO SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                  CUT-OFF
                                                      ALLOCATED    DATE                                    UNDERWRITTEN
                                                    CUT-OFF DATE  BALANCE   YEAR                                NET      APPRAISED
          PROPERTY NAME            CITY      STATE     BALANCE    PER SF   BUILT    NRA (SF)   OCCUPANCY*    CASH FLOW     VALUE
----------------------------- -------------- ----- ------------- --------  ------ ------------ ---------- ------------- ------------

 Hudson Corporate Center ....    Weehawken     NJ   $ 46,599,490   $149     1950       311,950     87.4%   $ 6,010,295  $ 62,700,000
 Comverse Office Building ...    Wakefield     MA     36,144,476   $ 93     1957       388,000     99.7%     3,417,856    58,600,000
 Webb at LBJ ................     Dallas       TX     34,352,188   $ 94     1966       365,449     94.5%     3,201,594    46,000,000
 36 Northeast Second Street .      Miami       FL     18,171,810   $112     1925       162,140     81.2%     2,186,529    33,000,000
 Siemens Building ........... Farmers Branch   TX     11,152,015   $ 89     1999       125,538    100.0%     1,029,934    18,300,000
 Brea Office Building .......      Brea        CA      7,915,939   $115     1980        68,807    100.0%       839,426    10,600,000
                                                    ------------                     ---------             -----------  ------------
                                                    $154,335,917   $109              1,421,884     93.6%   $16,685,634  $229,200,000
                                                    ============                     ==========            ============ ============
------------------------------------------------------------------------------------------------------------------------------------

*    Occupancy as of January 14, 2005.

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                NET    % OF NET                        % OF         DATE OF
                                               RATINGS(1)     RENTABLE RENTABLE  ACTUAL               ACTUAL         LEASE
                 TENANT                    MOODY'S/S&P/FITCH AREA (SF)   AREA   RENT PSF  ACTUAL RENT  RENT        EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Comverse Technology ......................     NR/BB-/NR       367,033    25.8%  $18.41  $  6,758,060   25.2%      February 2011
Savvis, Inc. .............................      NR/NR/NR       258,375    18.2   $26.27     6,788,733   25.3  Multiple Spaces(2)
SBC Services, Inc. .......................      A2/A/A+        141,663    10.0   $23.00     3,258,249   12.2       November 2010
Siemens Subscriber Networks, Inc. ........    Aa3/AA-/AA-      125,538     8.8   $20.00     2,510,760    9.4          April 2010
Burlington Coat Factory ..................      NR/NR/NR        80,000     5.6   $ 4.75       380,000    1.4        January 2009
Qwest Communications Corporation .........    Caa2/BB-/B+       78,540     5.5   $23.19     1,820,988    6.8       December 2013
Non-major tenants ........................                     279,584    19.7   $18.88     5,278,446   19.7
Vacant ...................................                      91,151     6.4                      0    0.0
                                                               -------   -----           ------------  -----
TOTAL ....................................                   1,421,884   100.0%          $ 26,795,236  100.0%
                                                             =========   =====           ============  =====
------------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, 23,805 square feet expire in August
     2009, and 234,570 square feet expire in August 2013.

--------------------------------------------------------------------------------------------------------
                                       LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------------
                  # OF    WA BASE                            CUMULATIVE                    CUMULATIVE %
                 LEASES   RENT/SF   TOTAL SF    % OF TOTAL     % OF SF     % OF ACTUAL    OF ACTUAL RENT
     YEAR       ROLLING   ROLLING    ROLLING   SF ROLLING*    ROLLING*    RENT ROLLING*      ROLLING*
-------------- --------- --------- ---------- ------------- ------------ --------------- ---------------

     2005          0      $  0.00          0         0.0%          0.0%          0.0%            0.0%
     2006          1      $ 15.00     19,923         1.4%          1.4%          1.1%            1.1%
     2007          1      $ 16.00      3,000         0.2%          1.6%          0.2%            1.3%
     2008          0      $  0.00          0         0.0%          1.6%          0.0%            1.3%
     2009          4      $ 10.94    111,117         7.8%          9.4%          4.5%            5.8%
     2010          3      $ 20.80    301,167        21.2%         30.6%         23.4%           29.2%
     2011          3      $ 18.93    402,275        28.3%         58.9%         28.4%           57.6%
     2012          1      $ 42.55      5,226         0.4%         59.3%          0.8%           58.5%
     2013          4      $ 25.15    363,313        25.6%         84.8%         34.1%           92.6%
     2014          3      $ 18.63     74,249         5.2%         90.0%          5.2%           97.7%
     2015          0      $  0.00          0         0.0%         90.0%          0.0%           97.7%
  Thereafter       1      $ 12.06     50,463         3.5%         93.6%          2.3%          100.0%
    Vacant         0         NA       91,151         6.4%        100.0%          0.0%          100.0%
--------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       30

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                         DIGITAL REALTY TRUST PORTFOLIO
--------------------------------------------------------------------------------

o    THE LOAN. The 6 Mortgage Loans (the "Digital Realty Trust Portfolio Loans")
     are collectively secured by first mortgages or deeds of trust encumbering 2 office properties located in Massachusetts and Texas; 3 telecommunications facilities located in California, Florida and New Jersey and 1 mixed use property located in Dallas, Texas. The Digital Realty Trust Portfolio Loans
     represent approximately 5.5% of the Cut-Off Date Pool Balance. The Digital
     Realty Trust Portfolio Loans were originated on November 3, 2004, and have an aggregate principal balance as of the Cut-Off Date of $154,335,917. Each of the Digital Realty Trust Portfolio Loans is cross-collateralized and cross-defaulted with each of the other Digital Realty Trust Portfolio
     Loans.

     The Digital Realty Trust Portfolio Loans have a remaining term of 116 months and mature on November 11, 2014. The Digital Realty Trust Portfolio
     Loans may be prepaid on or after September 11, 2014, and each Digital
     Realty Trust Portfolio Loan permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWERS. The borrowers are Global Weehawken Acquisition Company, LLC,
     GIP Wakefield, LLC, Global Webb, L.P., Global Miami Acquisition Company,
     LLC, GIP Alpha, L.P., and Global Brea, LLC, each a special purpose entity.
     A non-consolidation opinion was delivered in connection with the origination of each of the Digital Realty Trust Portfolio Loans. The sponsors are Digital Realty Trust, L.P. and Digital Realty Trust, Inc.
     ("Digital") and Global Innovation Partners, LLC ("GI Partners"). Digital
     conducts its business activities through Digital Realty Trust, L.P., its operating partnership. Digital is a newly formed, publicly traded REIT which owns, acquires, repositions and manages technology related commercial real estate. Digital's portfolio is primarily located in eleven major metropolitan areas including Silicon Valley, San Francisco, Dallas, Boston,
     Los Angeles, New York, London, Denver and Miami. Digital's common stock is listed on the NYSE under "DLR". GI Partners is a private equity fund that was formed to pursue investment opportunities that intersect the real estate and technology industries. Investors in GI Partners include CalPERS
     (the majority investor in GI Partners at the time of Digital's initial public offering) and CB Richard Ellis. Concurrent with Digital's initial public offering, GI Partners owned over 40% of the ownership interests in
     Digital Realty Trust, L.P.

o    THE PROPERTIES. The Mortgaged Properties consist of 2 office properties, 3 telecommunications facilities and 1 mixed use property totalling approximately 1,421,884 square feet. As of January 14, 2005, the weighted average occupancy rate for the Mortgaged Properties securing the Digital
     Realty Trust Portfolio Loans was approximately 93.6%.

     The largest tenant is Comverse Technology ("Comverse"), occupying approximately 367,033 square feet in two buildings, or 94.6% of the total net rentable area at the Comverse Office Building property. Comverse is a provider of software and systems enabling network-based multimedia enhanced communications services with wireless and wire line telecommunications network operators in more than 100 countries. This property serves as
     Comverse's U.S. headquarters. Comverse is rated "BB-" (S&P). The Comverse lease expires in February 2011. The second largest tenant is Savvis, Inc.
     ("Savvis") occupying 234,570 square feet, or 75.2% of the total net rentable area at the Hudson Corporate Center property and 23,805 square feet, or 14.7% of the total net rentable area at the 36 Northeast Second
     Street property. Savvis provides access, data transport, and related network services to more than 1,900 medium and large businesses and ISPs.
     Its network supports ATM (asynchronous transfer mode), IP (Internet protocol), and frame relay technologies, using private network access points that allow traffic to bypass public Internet-access points and spans more than 100 cities in approximately 45 countries. The Savvis leases expire in August 2013 at the Hudson Corporate Center property and in August
     2009 at the 36 Northeast Second Street property. The third largest tenant is SBC Services, Inc. ("SBC"), occupying 141,663 square feet, or 38.8% of the net rentable area at the Webb at LBJ property. SBC is the second largest U.S. local telephone service provider. Its recent acquisition of
     AT&T Wireless has made its `Cingular' brand one of the nation's leading wireless carriers. Other services include long-distance and DSL broadband services. SBC is rated "A2" (Moody's), "A" (S&P) and "A+" (Fitch). The SBC lease expires in November 2010.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

o    MANAGEMENT. CB Richard Ellis, CB Richard Ellis-N.E. Partners, LP, Capstar
     Commercial Real Estate Services, Ltd., and Lincoln Property Company of
     Florida, Inc. are the property managers for the Mortgaged Properties securing the Digital Realty Trust Portfolio Loans.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       31

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                         DIGITAL REALTY TRUST PORTFOLIO
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       32

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                              450 WEST 33RD STREET
--------------------------------------------------------------------------------

                                                  [PHOTO OMITTED]

                 [PHOTO OMITTED]                  [PHOTO OMITTED]

                                                  [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       33

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                              450 WEST 33RD STREET
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       34

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                              450 WEST 33RD STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                               $132,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    4.7%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                   Jacob Chetrit & Arbor Realty SR, Inc.
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.100%
MATURITY DATE                                                    March 11, 2015
AMORTIZATION TYPE                                                       Balloon
INTEREST ONLY PERIOD                                                         36
ORIGINAL TERM/AMORTIZATION                                              120/324
REMAINING TERM/AMORTIZATION                                             120/324
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
 TAX/INSURANCE                 Yes
  ENGINEERING                  $22,125
 TI/LC                         $14,000,000
 RENT RESERVE(1)               $2,010,000
 OUTSTANDING TI/LC(2)          $1,662,530

ONGOING MONTHLY RESERVES
 TAX/INSURANCE                 Yes
 REPLACEMENT                   $27,871
 TI/LC(3)                      $69,677

ADDITIONAL FINANCING           Pari Passu Debt                     $132,500,000
                               Mezzanine Debt                       $85,000,000

                                                                     PARI PASSU
                                                                      NOTES(4)
                                                                   ------------
CUT-OFF DATE BALANCE                                               $265,000,000
CUT-OFF DATE BALANCE/SF                                                    $158
CUT-OFF DATE LTV                                                          68.8%
MATURITY DATE LTV                                                         59.3%
UW DSCR ON NCF                                                            1.22x
--------------------------------------------------------------------------------

(1)  Escrowed at closing to cover the free rent period or rent concessions for
     Coach and St. Vincent's, respectively.

(2)  Escrowed at closing for landlord obligations currently outstanding for tenant improvements and leasing commissions related to Coach, St. Vincent's and NY Clearing House.

(3)  Beginning in September 2009, the borrower will be required to fund the escrow account with $69,677 per month for the remaining loan term.

(4)  LTV ratios, DSC ratio and Cut-Off Date Balance/SF were derived based on the aggregate indebtedness of the 450 West 33rd Street Loan and the 450 West
     33rd Street Pari Passu Loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                           New York, NY
PROPERTY TYPE                                                      Office - CBD
SIZE (SF)                                                             1,672,237
OCCUPANCY AS OF MARCH 1, 2005                                             84.5%
YEAR BUILT / YEAR RENOVATED                                         1969 / 1990
APPRAISED VALUE                                                    $385,000,000
PROPERTY MANAGEMENT                         Newmark & Company Real Estate, Inc.
UW ECONOMIC OCCUPANCY                                                     83.4%
UW REVENUES                                                         $41,194,147
UW TOTAL EXPENSES                                                   $18,918,036
UW NET OPERATING INCOME (NOI)                                       $22,276,111
UW NET CASH FLOW (NCF)                                              $22,025,275
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       35

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                              450 WEST 33RD STREET
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                     TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------------
                                                    NET      % OF NET                              % OF
                                  RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
           TENANT            MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
-------------------------------------------------------------------------------------------------------------------------

Associated Press ..........       NR/NR/NR         290,752      17.4%    $27.45    $ 7,980,289      25.3%  November 2019
Thirteen/WNET .............       NR/NR/NR         204,791      12.2     $21.95      4,495,092      14.2   November 2018
Lerner NY .................     Baa2/BBB/NR        163,093       9.8     $26.72      4,357,881      13.8       June 2015
The Daily News ............       NR/NR/NR         140,950       8.4     $18.42      2,596,035       8.2       June 2011
City of New York ..........       NR/NR/NR         129,874       7.8     $16.69      2,167,732       6.9   December 2016
Non-major tenants .........                        482,732      28.9     $20.64      9,962,520      31.6
Vacant ....................                        260,045      15.6                         0       0.0
                                                 ---------     -----               -----------     -----
TOTAL .....................                      1,672,237     100.0%              $31,559,549     100.0%
                                                 =========     =====               ===========     =====
-------------------------------------------------------------------------------------------------------------------------

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                                         LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------
                              WA BASE                            CUMULATIVE                    CUMULATIVE %
                # OF LEASES   RENT/SF   TOTAL SF    % OF TOTAL     % OF SF     % OF ACTUAL    OF ACTUAL RENT
     YEAR         ROLLING     ROLLING    ROLLING   SF ROLLING*    ROLLING*    RENT ROLLING*      ROLLING*
------------------------------------------------------------------------------------------------------------

  2005               0         $  0.00          0      0.0%          0.0%          0.0%            0.0%
  2006               0         $  0.00          0      0.0%          0.0%          0.0%            0.0%
  2007               1         $ 14.00     17,800      1.1%          1.1%          0.8%            0.8%
  2008               0         $  0.00          0      0.0%          1.1%          0.0%            0.8%
  2009               0         $  0.00          0      0.0%          1.1%          0.0%            0.8%
  2010               0         $  0.00          0      0.0%          1.1%          0.0%            0.8%
  2011               6         $ 18.77    241,803     14.5%         15.5%         14.4%           15.2%
  2012               3         $ 19.22     81,308      4.9%         20.4%          5.0%           20.1%
  2013               6         $ 12.38     93,564      5.6%         26.0%          3.7%           23.8%
  2014               0         $  0.00          0      0.0%         26.0%          0.0%           23.8%
  2015               4         $ 26.22    199,794     11.9%         37.9%         16.6%           40.4%
  Thereafter         9         $ 24.18    777,923     46.5%         84.4%         59.6%          100.0%
  Vacant             0            N/A     260,045     15.6%        100.0%          0.0%          100.0%
------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       36

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                              450 WEST 33RD STREET
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "450 West 33rd Street Loan") is secured by a first mortgage encumbering an office building located in New York, New
     York. The 450 West 33rd Street Loan represents approximately 4.7% of the
     Cut-Off Date Pool Balance. The 450 West 33rd Street Loan was originated on
     March 1, 2005, and has a principal balance as of the Cut-Off Date of
     $132,500,000. The 450 West 33rd Street Loan provides for interest-only payments for the first 36 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The 450 West 33rd Street Loan, which is evidenced by a pari passu note dated March 1, 2005, is a portion of a whole loan with an original principal balance of $265,000,000. The other loan related to the 450 West
     33rd Street Loan is evidenced by a separate note, dated March 1, 2005 (the
     "450 West 33rd Street Pari Passu Loan"), with an original principal balance of $132,500,000.

o    The 450 West 33rd Street Loan has a remaining term of 120 months and matures on March 11, 2015. The 450 West 33rd Street Loan may be prepaid on or after December 11, 2014 and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is 450 Partners LLC, a special purpose entity.
     Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 450 West 33rd Street Loan. The sponsors are Jacob Chetrit and Arbor Realty SR, Inc. Jacob Chetrit is an
     experienced real estate developer with major holdings in New York City and additional holdings around the country. The Chetrit Group has acquired and operated more than 4,500 apartment units and 10 million square feet of office and industrial space over the past 10 years. Arbor Realty SR, Inc.
     is a specialized real estate finance company investing in real estate-related bridge and mezzanine loans, preferred equity and, in limited cases, discounted mortgage notes and other real estate-related assets, which are collectively referred to as structured finance investments.

o    THE PROPERTY. The Mortgaged Property is an approximately 1,672,237 square foot office building situated on approximately 3.1 acres. The Mortgaged
     Property was constructed in 1969 and renovated in 1990. The Mortgaged
     Property is located in New York, New York. As of March 1, 2005, the occupancy rate for the Mortgaged Property securing the 450 West 33rd Street
     Loan was approximately 84.5%.

     The largest tenant is the Associated Press ("AP"), occupying approximately
     290,752 square feet, or approximately 17.4% of the net rentable area. AP is the world's largest newsgathering organization, with approximately 242 news bureaus serving more than 120 countries. The AP currently serves more than
     1,500 newspapers and 5,000 broadcast outlets in the United States. Abroad,
     AP services are printed and broadcast in 112 countries. The company provides news, photos, graphics, and audiovisual services that reach people daily through print, radio, television, and the Web. The AP lease expires in November 2019. The second largest tenant is Thirteen/WNET ("Thirteen")
     occupying approximately 204,791 square feet, or approximately 12.2% of the net rentable area. Thirteen provides non-commercial, educational, public television and is celebrating four decades of educational television, community partnership and new media innovation. The Thirteen lease expires in November 2018. The third largest tenant is Lerner NY ("Lerner"), occupying approximately 163,093 square feet, or approximately 9.8% of the net rentable area. Lerner caters to women looking for urban apparel including jeans, dresses, and coordinates as well as accessories including sunglasses, costume jewelry, and hosiery at moderate prices. The Lerner lease is guaranteed by The Limited, Inc. As of March 1, 2005, The Limited,
     Inc. was rated "BBB" (S&P) and "Baa2" (Moody's). The Lerner lease expires in June 2015.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

o    MEZZANINE DEBT. Three Mezzanine loans in the aggregate amount of
     $85,000,000, were originated on March 1, 2005. The mezzanine loans are not assets of the Trust and are secured by a pledge of the equity interests of the borrower.

o    MANAGEMENT. Newmark and Company Real Estate, Inc. ("Newmark") is the
     property manager for the Mortgaged Property securing the 450 West 33rd
     Street Loan. Newmark is headquartered in Manhattan and provides comprehensive real estate services to many of the world's most prominent corporations, property owners, investors and developers. Newmark manages and/or leases approximately 50 million square feet of commercial space nationally.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       37

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                              450 WEST 33RD STREET
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets
Inc., ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs
& Co. (collectively, the "Underwriters") is soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       38

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                               OLYMPIA PORTFOLIO
--------------------------------------------------------------------------------

                [PHOTO OMITTED]                    [PHOTO OMITTED]

                [PHOTO OMITTED]                    [PHOTO OMITTED]

                [PHOTO OMITTED]                    [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       39

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                                OLYMPIA PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       40

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                                OLYMPIA PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $85,700,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    3.1%
NUMBER OF MORTGAGE LOANS                                                     23
LOAN PURPOSE                                                          Refinance
  SPONSOR                                                   William E Touloumis
TYPE OF SECURITY                                                            Fee
WA MORTGAGE RATE                                                         5.692%
MATURITY DATE                                                 February 11, 2015
AMORTIZATION TYPE                                                           ARD
INTEREST ONLY PERIOD                                                          6
ORIGINAL TERM / AMORTIZATION                                          120 / 300
REMAINING TERM / AMORTIZATION                                         119 / 300
LOCKBOX                                                               Springing

UP-FRONT RESERVES                                                          None

ONGOING MONTHLY RESERVES
TAX / INSURANCE                                                       Springing

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $85,700,000
CUT-OFF DATE BALANCE/SF                                                    $210
CUT-OFF DATE LTV                                                          75.0%
MATURITY DATE LTV                                                         58.6%
UW DSCR ON NCF                                                            1.25x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                               24
LOCATION                                                                Various
PROPERTY TYPE                                                     Retail/Office
SIZE (SF)                                                               409,058
OCCUPANCY AS OF VARIOUS DATES                                             98.2%
YEAR BUILT / YEAR RENOVATED                                             Various
APPRAISED VALUE                                                    $114,260,000
PROPERTY MANAGEMENT                             Olympia Development Group, Inc.
UW ECONOMIC OCCUPANCY                                                     97.4%
UW REVENUES                                                          $8,728,363
UW TOTAL EXPENSES                                                      $596,411
UW NET OPERATING INCOME (NOI)                                        $8,131,952
UW NET CASH FLOW (NCF)                                               $8,009,468
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       41

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                               OLYMPIA PORTFOLIO
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                    OLYMPIA PORTFOLIO SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
                                                                     GENERAL  SPECIFIC
                                               CUT-OFF DATE   YEAR   PROPERTY  PROPERTY    SQUARE    BALANCE
                PROPERTY NAME                     BALANCE     BUILT    TYPE      TYPE     FOOTAGE    PER SF   LARGEST TENANT
---------------------------------------------------------------------------------------------------------------------------------

Olympia Retail Plaza at Dunedin, FL ......... $ 7,062,000     1998    Retail   Anchored   28,176      $ 251   Walgreens
Olympia Temple Terrace Publix Shopping
 Center .....................................   6,000,000     1999    Retail   Anchored   48,769      $ 123   Publix
Olympia Walgreens -- Sarasota (Tamiami
 Trail), FL .................................   5,211,000     1999    Retail   Anchored   17,145      $ 304   Walgreens
Olympia Walgreens -- Temple Terrace,
 FL .........................................   4,418,000     1998    Retail   Anchored   15,120      $ 292   Walgreens
Olympia Walgreens -- Bradenton, FL ..........   4,305,000     1998    Retail   Anchored   15,930      $ 270   Walgreens
Olympia Walgreens -- Merritt Island, FL .....   4,161,000     1998    Retail   Anchored   15,120      $ 275   Walgreens
Olympia Walgreens -- Naples, FL .............   4,093,000     1998    Retail   Anchored   15,930      $ 257   Walgreens
Olympia Walgreens -- Lilburn, GA ............   4,078,000     2000    Retail   Anchored   15,120      $ 270   Walgreens
Olympia Walgreens -- Brooksville, FL ........   3,965,000     2001    Retail   Anchored   15,120      $ 262   Walgreens
Olympia Walgreens -- Sarasota (Bee
 Ridge Road), FL ............................   3,625,000     1995    Retail   Anchored   16,496      $ 220   Walgreens
Olympia Walgreens -- Tampa, FL ..............   3,550,000     2001    Retail   Anchored   15,120      $ 235   Walgreens
Olympia Walgreens -- New Smyrna
 Beach, FL ..................................   3,550,000     1999    Retail   Anchored   15,120      $ 235   Walgreens
Olympia Walgreens -- Marietta, GA ...........   3,546,500     2002    Retail   Anchored   15,120      $ 235   Walgreens
Olympia Walgreens -- Lehigh Acres, FL .......   3,432,500     2002    Retail   Anchored   15,120      $ 227   Walgreens
Olympia Walgreens -- Seminole, FL ...........   3,399,000     1996    Retail   Anchored   15,930      $ 213   Walgreens
Olympia Walgreens -- Decatur, GA ............   3,399,000     2001    Retail   Anchored   13,905      $ 244   Walgreens
Olympia Walgreens -- Ocoee, FL ..............   3,361,000     2001    Retail   Anchored   15,120      $ 222   Walgreens
Olympia Walgreens -- Homosassa, FL ..........   2,983,000     1997    Retail   Anchored   15,930      $ 187   Walgreens
Olympia Walgreens -- Oldsmar, FL ............   2,870,000     1998    Retail   Anchored   15,120      $ 190   Walgreens
Olympia Walgreens -- Lake Wales, FL .........   2,832,000     1997    Retail   Anchored   15,930      $ 178   Walgreens
Olympia Medical/Office Pool .................   2,402,000    Various  Office    Various   27,968      $  86   Various
Medical Associates of Pinellas Building .....                 1999    Office    Medical   13,984              Medical Associates
                                                                                                                of Pinellas
Olympia Office Center .......................                 1998    Office   Suburban   13,984              American
                                                                                                                 Vacation Resorts
Olympia Retail Plaza at Daytona
 Beach, FL ..................................   1,795,000     1990    Retail   Anchored   21,226      $  85   Walgreens
Olympia Applebees -- Lithia Springs, GA .....   1,662,000     2003    Retail  Unanchored   4,523      $ 367   Applebees
                                              -----------                                 ------
                                              $85,700,000                                409,058      $ 210
                                              ===========                                =======
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                    OLYMPIA PORTFOLIO SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
                                                             UNDERWRITTEN                   APPRAISED    CUT-OFF     CUT-OFF
                                                                 NET           APPRAISED      VALUE        DATE       DATE
                PROPERTY NAME                    OCCUPANCY     CASH FLOW         VALUE        PER SF       LTV        DSCR
---------------------------------------------   ----------- --------------  -------------- ----------- ---------- -----------

Olympia Retail Plaza at Dunedin, FL .........       100.0%    $  665,558    $  9,350,000      $ 332        75.5%      1.25x
Olympia Temple Terrace Publix Shopping
 Center .....................................       100.0%       569,130       7,500,000      $ 154        80.0%      1.26x
Olympia Walgreens -- Sarasota (Tamiami
 Trail), FL .................................       100.0%       507,516       6,900,000      $ 402        75.5%      1.30x
Olympia Walgreens -- Temple Terrace,
 FL .........................................       100.0%       415,600       5,850,000      $ 387        75.5%      1.25x
Olympia Walgreens -- Bradenton, FL ..........       100.0%       406,038       5,700,000      $ 358        75.5%      1.26x
Olympia Walgreens -- Merritt Island, FL .....       100.0%       391,250       5,510,000      $ 364        75.5%      1.25x
Olympia Walgreens -- Naples, FL .............       100.0%       371,884       5,420,000      $ 340        75.5%      1.21x
Olympia Walgreens -- Lilburn, GA ............       100.0%       371,894       5,400,000      $ 357        75.5%      1.21x
Olympia Walgreens -- Brooksville, FL ........       100.0%       371,894       5,250,000      $ 347        75.5%      1.25x
Olympia Walgreens -- Sarasota (Bee
 Ridge Road), FL ............................       100.0%       341,337       4,800,000      $ 291        75.5%      1.25x
Olympia Walgreens -- Tampa, FL ..............       100.0%       321,442       4,700,000      $ 311        75.5%      1.21x
Olympia Walgreens -- New Smyrna
 Beach, FL ..................................       100.0%       322,469       4,700,000      $ 311        75.5%      1.21x
Olympia Walgreens -- Marietta, GA ...........       100.0%       321,442       4,700,000      $ 311        75.5%      1.21x
Olympia Walgreens -- Lehigh Acres, FL .......       100.0%       311,762       4,550,000      $ 301        75.4%      1.21x
Olympia Walgreens -- Seminole, FL ...........       100.0%       318,575       4,500,000      $ 282        75.5%      1.25x
Olympia Walgreens -- Decatur, GA ............       100.0%       308,964       4,500,000      $ 324        75.5%      1.21x
Olympia Walgreens -- Ocoee, FL ..............       100.0%       305,016       4,450,000      $ 294        75.5%      1.21x
Olympia Walgreens -- Homosassa, FL ..........       100.0%       279,172       3,950,000      $ 248        75.5%      1.25x
Olympia Walgreens -- Oldsmar, FL ............       100.0%       270,109       3,800,000      $ 251        75.5%      1.25x
Olympia Walgreens -- Lake Wales, FL .........       100.0%       267,119       3,750,000      $ 235        75.5%      1.26x
Olympia Medical/Office Pool .................       100.0%       254,204       3,180,000      $ 114        75.5%      1.41x
Medical Associates of Pinellas Building .....
                                                    100.0%                     1,980,000      $ 142
Olympia Office Center .......................
                                                    100.0%                     1,200,000      $  86
Olympia Retail Plaza at Daytona
 Beach, FL ..................................        65.1%       162,297       3,600,000      $ 170        49.9%      1.25x
Olympia Applebees -- Lithia Springs, GA .....       100.0%       154,795       2,200,000      $ 486        75.5%      1.24x
                                                              ----------    ------------
                                                     98.2%    $8,009,468    $114,260,000      $ 279        75.0%     1.25X
                                                              ==========    ============
---------------------------------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       42

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                               OLYMPIA PORTFOLIO
--------------------------------------------------------------------------------

o    THE LOAN. The 23 Mortgage Loans (the "Olympia Portfolio Loans") are secured by 23 mortgages or first deeds of trust encumbering 22 retail properties and 2 office properties, located in Florida (19 properties) and Georgia (4 properties). The Olympia Portfolio Loans represent approximately 3.1% of the Cut-Off Date Pool Balance. The Olympia Portfolio Loans were originated on December 15, 2004, and have a principal balance as of the Cut-Off Date of $85,700,000. Each of the Olympia Portfolio Loans is cross-collateralized and cross-defaulted with each of the other Olympia Portfolio Loans. Each
     Olympia Portfolio Loan provides for interest-only payments for the first 6 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Olympia Portfolio Loans each have a remaining term of 119 months and mature on February 11, 2015. The Olympia Portfolio Loans may be prepaid on or after December 11, 2014, and permit defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower for 21 of the Olympia Portfolio Loans is Olympia
     Development Group, Inc., for 1 of the Olympia Portfolio Loans is Seabreeze
     Plaza Partnership, and for 1 of the Olympia Portfolio Loans is
     Russell/Touloumis I, LLC. None of the borrowers is a special purpose entity. The sponsor of each of the borrowers is William E. Touloumis. Mr.
     Touloumis is President of Olympia Development, Inc., and is an experienced developer with ties to Walgreens that date back to 1980. Olympia
     Development Group, Inc. is a vertically integrated real estate company focused on providing new stores for Walgreens both for sale and lease.

o    THE PROPERTIES. The Olympia Portfolio Loans consist of 22 retail properties and 2 office properties, containing, in the aggregate, approximately
     409,058 square feet. The 24 Mortgaged Properties are located in Georgia and
     Florida. As of various dates in 2004, the occupancy for the Mortgaged
     Properties securing the Olympia Portfolio Loans was approximately 98.2%.

o    LOCK BOX ACCOUNT. If each of the Olympia Portfolio Loans is not repaid in full on February 11, 2015, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgage designated lock box account.

o    SUBSTITUTION. The borrower may substitute one or more of the Mortgaged
     Properties for properties of like kind and quality -upon mortgagee consent and satisfaction of certain conditions set forth under the loan documents, including without limitation; (i) the satisfaction of certain loan-to-value and debt service coverage tests, (ii) the borrower provides an opinion of counsel that the proposed substitution will not adversely affect the REMIC status of the Trust Fund and (iii) a written confirmation from the Rating
     Agencies that any ratings of the Certificates will not, as a result of the proposed substitution, be downgraded, qualified or withdrawn.

o    MANAGEMENT. Olympia Development Group, Inc., the borrower for 21 of the
     Olympia Portfolio Loans, is the property manager for each of the Mortgaged
     Properties securing the Olympia Portfolio Loans.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       43

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                               OLYMPIA PORTFOLIO
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       44

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                               THARALDSON POOL I-B
--------------------------------------------------------------------------------

                                                       [PHOTO OMITTED]

                [PHOTO OMITTED]

                                                       [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       45

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                               THARALDSON POOL I-B
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       46

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                              THARALDSON POOL I-B
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                Countrywide
CUT-OFF DATE BALANCE                                                $79,785,970
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.8%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                         Gary Tharaldson
TYPE OF SECURITY                                                      Leasehold
MORTGAGE RATE                                                            5.158%
MATURITY DATE                                                 February 11, 2015
AMORTIZATION TYPE                                                       Balloon
ORIGINAL TERM/AMORTIZATION                                              120/240
REMAINING TERM/AMORTIZATION                                             119/239
LOCKBOX                                                                     Yes
SHADOW RATING (S&P/MOODY'S/FITCH)(1)                                BBB+/A2/BBB

UP-FRONT RESERVES
 TAX                                     Yes
 REPLACEMENT(2)                          $420,000
 OTHER(3)                                $393,123

ONGOING MONTHLY RESERVES
 TAX                                     Yes
 REPLACEMENT(4)                          4% FF&E

ADDITIONAL FINANCING(5)                                                    None

CUT-OFF DATE BALANCE                                                $79,785,970
CUT-OFF DATE BALANCE/ROOM                                               $55,561
CUT-OFF DATE LTV                                                          54.3%
MATURITY DATE LTV                                                         34.5%
UW DSCR ON NCF                                                            2.36x
--------------------------------------------------------------------------------

(1)  S&P, Moody's and Fitch have confirmed that the Tharaldson Pool 1-B Loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment grade obligation.

(2)  3 months of FF&E calculated at 4% of annual gross revenue; amounts in this reserve are not released -- borrower pays actual FF&E costs directly without reimbursement.

(3)  Upon the closing of the loan, 3 months of ground rent payments.

(4)  Capped at 3 months.

(5)  The borrower is permitted to incur future unsecured debt in the amount of
     $6,000,000 from its affiliate, other than in the ordinary course of business.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                               13
LOCATION                                                                Various
PROPERTY TYPE                                    Hospitality -- Limited Service
SIZE (ROOMS)                                                              1,436
OCCUPANCY AS OF NOVEMBER 30, 2004                                         75.0%
YEAR BUILT / YEAR RENOVATED                                        Various / NA
APPRAISED VALUE                                                    $146,900,000
PROPERTY MANAGEMENT                                         Tharaldson Property
                                                                Management, Inc.
UW ECONOMIC OCCUPANCY                                                     77.5%
UW REVENUES                                                         $40,255,633
UW TOTAL EXPENSES                                                   $25,103,499
UW NET OPERATING INCOME (NOI)                                       $15,152,133
UW NET CASH FLOW (NCF)                                              $15,152,133
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       47

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                               THARALDSON POOL I-B
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     THARALDSON POOL I-B SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                     CUT-OFF
                                       CUT-OFF                        DATE                                                 APPRAISED
                                         DATE      YEAR   NUMBER     BALANCE                      UW          APPRAISED      VALUE
             PROPERTY NAME             BALANCE    BUILT  OF ROOMS   PER ROOM   OCCUPANCY*   NET CASH FLOW       VALUE      PER ROOM
------------------------------------------------------------------------------------------------------------------------------------

Las Vegas Residence Inn ...........  $ 9,773,781   2004     160     $61,086        69.2%     $ 1,736,111    $ 17,500,000   $109,375
Las Vegas Courtyard ...............    9,075,654   2004     146     $62,162        65.2%       1,809,072      16,300,000   $111,644
Palmdale Residence Inn ............    8,078,329   2001      90     $89,759        91.7%       1,557,559      14,400,000   $160,000
Las Vegas Holiday Inn Express .....    7,679,400   2004     139     $55,247        68.9%       1,294,647      13,400,000   $ 96,403
Las Vegas Fairfield Inn & Suites ..    7,479,935   2004     142     $52,676        71.0%       1,313,978      13,700,000   $ 96,479
Montgomeryville Courtyard .........    6,881,540   2004     102     $67,466        73.3%       1,370,100      12,200,000   $119,608
Palmdale Courtyard ................    6,582,343   2000      90     $73,137        87.2%       1,187,567      11,700,000   $130,000
Cheektowaga Residence Inn .........    6,283,145   2002     113     $55,603        80.3%       1,006,724      11,100,000   $ 98,230
El Paso Residence Inn .............    4,388,228   2003      96     $45,711        89.8%       1,034,954       8,400,000   $ 87,500
Woodlands Residence Inn II ........    4,338,362   2002      96     $45,191        71.0%         878,215       8,300,000   $ 86,458
Tulsa Residence Inn ...............    4,089,031   2000      90     $45,434        80.2%         717,812       7,600,000   $ 84,444
Willowbrook Residence Inn .........    2,842,375   2002      96     $29,608        70.5%         829,802       8,200,000   $ 85,417
Tulsa Springhill Suites ...........    2,293,847   2000      76     $30,182        70.7%         415,592       4,100,000   $ 53,947
                                     -----------            ---                              -----------    ------------
TOTAL .............................  $79,785,970          1,436     $55,561        75.0%     $15,152,133    $146,900,000   $102,298
                                     ===========          =====                              ===========    ============
------------------------------------------------------------------------------------------------------------------------------------

*    As of November 30, 2004

-----------------------------------------------------------------------------------------------------------------------------
                                                 THARALDSON POOL I-B SUMMARY
-----------------------------------------------------------------------------------------------------------------------------
                                        CUT-OFF DATE      2002        2003        TTM                                  UW
             PROPERTY NAME                 BALANCE       REVPAR      REVPAR     REVPAR*     UW OCC      UW ADR       REVPAR
-----------------------------------------------------------------------------------------------------------------------------

Las Vegas Residence Inn ..............  $ 9,773,781        NA          NA       $ 71.73       78.0%    $102.00      $ 79.56
Las Vegas Courtyard ..................    9,075,654        NA          NA       $ 62.19       76.1%    $101.12      $ 77.08
Palmdale Residence Inn ...............    8,078,329      $92.82      $94.94     $104.92       87.0%    $116.00      $100.92
Las Vegas Holiday Inn Express ........    7,679,400        NA          NA       $ 62.63       75.0%    $ 88.00      $ 66.00
Las Vegas Fairfield Inn & Suites .....    7,479,935        NA          NA       $ 69.72       75.4%    $ 88.86      $ 66.96
Montgomeryville Courtyard ............    6,881,540        NA          NA       $ 82.75       77.0%    $107.00      $ 82.39
Palmdale Courtyard ...................    6,582,343      $73.57      $82.33     $ 90.77       81.0%    $106.00      $ 85.86
Cheektowaga Residence Inn ............    6,283,145        NA        $60.92     $ 69.47       79.0%    $ 89.00      $ 70.31
El Paso Residence Inn ................    4,388,228        NA        $70.07     $ 80.85       88.0%    $ 91.00      $ 80.08
Woodlands Residence Inn II ...........    4,338,362      $48.71      $50.13     $ 66.15       71.0%    $ 94.36      $ 66.99
Tulsa Residence Inn ..................    4,089,031      $61.13      $57.57     $ 63.58       80.2%    $ 81.83      $ 65.64
Willowbrook Residence Inn ............    2,842,375      $23.46      $51.62     $ 66.58       71.0%    $ 95.20      $ 67.59
Tulsa Springhill Suites ..............    2,293,847      $47.19      $45.14     $ 47.71       71.5%    $ 69.78      $ 49.91
                                        -----------
TOTAL ................................  $79,785,970      $57.61      $64.18     $ 71.67       77.5%    $ 95.05      $ 73.91
                                        ===========
-----------------------------------------------------------------------------------------------------------------------------

*    Several of the properties opened during the trailing twelve months as follows: the Las Vegas Residence Inn, Las Vegas Courtyard, Montgomeryville
     Courtyard, Las Vegas Holiday Inn Express, and Las Vegas Fairfield Inn &
     Suites opened in April 2004, August 2004, March 2004, December 2003, and
     December 2003, respectively.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       48

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                               THARALDSON POOL I-B
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan ("Tharaldson Pool I-B Loan") is secured by the leasehold interests in 13 Mortgaged Properties. The Mortgaged Properties
     are located in California (2 Mortgaged Properties), Nevada (4 Mortgaged
     Properties), New York (1 Mortgaged Property), Oklahoma (2 Mortgaged
     Properties), Pennsylvania (1 Mortgaged Property) and Texas (3 Mortgaged
     Properties). The Mortgaged Properties are ground leased from the borrowers
     (and in the case of the Mortgage Property located in Pennsylvania, a payment guarantor) under the Tharaldson Pool I-A loan (loan number 5), which are affiliates of the Tharaldson Pool I-B Loan borrowers. The
     Tharaldson Pool I-B Loan represents approximately 2.8% of the Cut-Off Date
     Pool Balance. The Tharaldson Pool I-B Loan was originated on January 31,
     2005, and has an aggregate principal balance as of the Cut-Off Date of
     $79,785,970. All of the mortgages and deeds of trust securing the
     Tharaldson Pool I-B Loan are cross-collateralized and cross-defaulted with each other.

     The Tharaldson Pool I-B Loan has a remaining term of 119 months and matures on February 11, 2015. The Tharaldson Pool I-B Loan may be prepaid on or after November 11, 2014, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWERS. The borrowers on the Tharaldson Pool I-B Loans consist of 12 special purpose entities which individually own the Mortgaged Properties.
     Each of the special purpose entities are directly or indirectly controlled by Gary Tharaldson. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the Tharaldson Pool I-B Loan.
     The sponsor of the borrowers is Mr. Tharaldson, founder and president of
     Tharaldson Motels, Inc. ("TMI"), which builds and operates hotels across the country. Tharaldson Property Management, Inc. ("TPM"), is a subsidiary of TMI and operates over 355 hotels in 36 states.

o    THE PROPERTIES. The Tharaldson Pool I-B consists of 13 hotels containing, in the aggregate, 1,436 rooms. The 13 Mortgaged Properties are located in 6 states throughout the United States. As of November 30, 2004, the year-to-date occupancy rate for the Mortgaged Properties securing the
     Tharaldson Pool I-B Loans was approximately 75.0%.

o    LOCK BOX ACCOUNT. All revenue with respect to the Mortgaged Properties
     (including credit card receivables) will be deposited into a mortgagee designated lockbox account and swept to the borrowers' account until a trigger event occurs.

o    SUBSTITUTION. The borrower may substitute one or more of the Mortgaged
     Properties with properties of like kind and quality upon satisfaction of certain conditions set forth under the loan documents, including without limitation: (i) the satisfaction of certain loan-to value and debt service coverage tests, (ii) no substitute property may be located in the greater metropolitan areas of Houston, Texas, the Woodlands, Texas, or Las Vegas,
     Nevada, and (iii) a written confirmation from the Rating Agencies that any ratings of the Certificates will not, as a result of the proposed substitution, be downgraded, qualified or withdrawn.

o    PARTIAL DEFEASANCE. The borrowers may defease any individual property at
     125% of such individual property's allocated loan amount, provided that certain conditions have been met.

o    MANAGEMENT. TPM is the property manager for each of the Mortgaged
     Properties securing the Tharaldson Pool I-B Loan. TPM manages approximately
     355 limited service hotels in 36 states including the Mortgaged Properties and has been managing limited service hotels since 1982.

o    LITIGATION. The Tharaldson Pool I-B Loan is subject to certain pending litigation as described in the preliminary prospectus supplement under
     "RISK FACTORS--Litigation May Have Adverse Effect on Borrowers".

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       49

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                              THARALDSON POOL I-B
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       50

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                            111 MASSACHUSETTS AVENUE
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

                [PHOTO OMITTED]                      [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       51

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                            111 MASSACHUSETTS AVENUE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       52

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                            111 MASSACHUSETTS AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $75,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.7%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                           Douglas Jemal
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.200%
MATURITY DATE                                                    March 11, 2015
AMORTIZATION TYPE                                                       Balloon
INTEREST ONLY PERIOD                                                         12
ORIGINAL TERM/AMORTIZATION                                              120/360
REMAINING TERM/AMORTIZATION                                             120/360
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
 TAX/INSURANCE              Yes
 ENGINEERING                $4,375
 TI/LC(1)                   $718,200
 OTHER(2)                   $8,000,000
 MASTER LEASE(3)            $1,500,000

ONGOING MONTHLY RESERVES
 TAX/INSURANCE              Yes
 REPLACEMENT                $3,476
 ROLLOVER(4)                Springing

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $75,000,000
CUT-OFF DATE BALANCE/SF                                                    $270
CUT-OFF DATE LTV                                                          76.5%
MATURITY DATE LTV                                                         65.0%
UW DSCR ON NCF                                                            1.34x
--------------------------------------------------------------------------------

(1)  Escrowed at closing for TI/LC costs associated with the anticipated GSA lease for the 1st and 7th floors. These funds will be released upon the commencement of the GSA paying full rent.

(2)  Escrowed at closing, and to be held until such time as the GSA signs the pending lease for the first and 7th floors and the GSA begins paying full rent on this space equal to 35,910 square feet.

(3)  Letter of credit posted at closing, which collateralizes the Master Lease by the sponsor.

(4)  To mitigate the risk associated with the 2009 rollover, the loan provides for either i) a springing letter of credit in the amount of $1.8 million or
     ii) a 100% cash flow sweep commencing January 2007 that would accumulate to
     $1.8 million. The escrow would be released at such time as the space expiring in 2009 is renewed or re-leased to a non-GSA tenant(s) and such tenant(s) are in occupancy and paying rent.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                         Washington, DC
PROPERTY TYPE                                                     Office -- CBD
SIZE (SF)                                                               278,040
OCCUPANCY AS OF FEBRUARY 28, 2005                                         77.0%
YEAR BUILT / YEAR RENOVATED                                           1983 / NA
APPRAISED VALUE                                                     $98,000,000
PROPERTY MANAGEMENT                             Douglas Jemal Development Corp.
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                         $10,461,022
UW TOTAL EXPENSES                                                    $3,449,449
UW NET OPERATING INCOME (NOI)                                        $7,011,573
UW NET CASH FLOW (NCF)                                               $6,601,761
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       53

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                            111 MASSACHUSETTS AVENUE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
                                                             NET      % OF NET                           % OF
                                          RATINGS(1)       RENTABLE   RENTABLE     ACTUAL     ACTUAL    ACTUAL     DATE OF LEASE
TENANT                                MOODY'S/S&P/FITCH   AREA (SF)     AREA      RENT PSF     RENT      RENT        EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

GSA (INS) ..........................     Aaa/AAA/AAA       154,040       55.4%    $42.82    $ 6,596,247   65.2% Multiple Spaces(2)
Douglas Development Corporation(3) .       NR/NR/NR         59,944       21.6     $33.77      2,024,072   20.0       February 2010
GSA (INS) (Pending Lease) ..........     Aaa/AAA/AAA        35,910       12.9     $41.54      1,491,701   14.7           July 2015
Newstand ...........................       NR/NR/NR            200        0.1     $48.00          9,600    0.1                 MTM
Vacant .............................                        27,946       10.1                         0    0.0
                                                           -------      -----               -----------  -----
TOTAL ..............................                       278,040      100.0%              $10,121,621  100.0%
                                                           =======      =====               ===========  =====
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, 89,992 square feet expire in February
     2009, 4,135 square feet expire in November 2014, and 59,913 square feet expire in January 2015.

(3)  Master lease to the sponsor of the borrower.

-----------------------------------------------------------------------------------------------------------
                                          LEASE EXPIRATION SCHEDULE
-----------------------------------------------------------------------------------------------------------
                   # OF     WA BASE                               CUMULATIVE   % OF ACTUAL    CUMULATIVE %
                  LEASES    RENT/SF    TOTAL SF     % OF TOTAL      % OF SF        RENT      OF ACTUAL RENT
      YEAR       ROLLING    ROLLING     ROLLING   SF ROLLING(1)   ROLLING(1)    ROLLING(1)     ROLLING(1)
-----------------------------------------------------------------------------------------------------------

  2005              1       $ 48.00        200          0.1%           0.1%         0.1%           0.1%
  2006              0       $  0.00          0          0.0%           0.1%         0.0%           0.1%
  2007              0       $  0.00          0          0.0%           0.1%         0.0%           0.1%
  2008              0       $  0.00          0          0.0%           0.1%         0.0%           0.1%
  2009              5       $ 44.71     89,992         32.4%          32.4%        39.7%          39.8%
  2010              2       $ 33.77     59,944         21.6%          54.0%        20.0%          59.8%
  2011              0       $  0.00          0          0.0%          54.0%         0.0%          59.8%
  2012              0       $  0.00          0          0.0%          54.0%         0.0%          59.8%
  2013              0       $  0.00          0          0.0%          54.0%         0.0%          59.8%
  2014              1       $ 25.00      4,135          1.5%          55.5%         1.0%          60.9%
  2015(2)           4       $ 41.34     95,823         34.5%          89.9%        39.1%         100.0%
  Thereafter        0       $  0.00          0          0.0%          89.9%         0.0%         100.0%
  Vacant            0         NA        27,946         10.1%         100.0%         0.0%         100.0%
-----------------------------------------------------------------------------------------------------------

(1)  Calculated based on the approximate square footage occupied by each tenant.

(2)  Includes 35,910 square feet pending lease to GSA (INS).

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       54

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                            111 MASSACHUSETTS AVENUE
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "111 Massachusetts Avenue Loan") is
     secured by a first deed of trust encumbering an office building located in
     Washington, DC. The 111 Massachusetts Avenue Loan represents approximately
     2.7% of the Cut-Off Date Pool Balance. The 111 Massachusetts Avenue Loan
     was originated on February 28, 2005, and has a principal balance as of the
     Cut-Off Date of $75,000,000. The 111 Massachusetts Avenue Loan provides for interest-only payments for the first 12 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The 111 Massachusetts Avenue Loan has a remaining term of 120 months and matures on March 11, 2015. The 111 Massachusetts Avenue Loan may be prepaid on or after January 11, 2015 and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is Jemal's Darth Vader L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 111 Massachusetts Avenue Loan.
     The sponsor is Douglas Jemal. Mr. Jemal founded the Douglas Development
     Corporation in 1985, which has grown to manage over 150 properties and approximately 8 million square feet of commercial space.

o    THE PROPERTY. The Mortgaged Property is an approximately 278,040 square foot office building on 0.8 acres. The Mortgaged Property was constructed in 1983. The Mortgaged Property is located in Washington, DC. As of
     February 28, 2005, the occupancy rate for the Mortgaged Property securing the 111 Massachusetts Avenue Loan was approximately 77.0%.

     The largest tenant is the U.S. Government ("GSA") occupying approximately
     154,040 square feet, or approximately 55.4% of the net rentable area through multiple leases. The GSA secures the buildings, products, services, technology and other workplace essentials for federal agencies. The GSA leases expire in February 2009, November 2014 and January 2015. As of
     February 15, 2005, the GSA was rated "AAA" (S&P), "Aaa" (Moody's) and "AAA"
     (Fitch). The second largest tenant is Douglas Development Corporation
     ("DDC") occupying approximately 59,944 square feet, or approximately 21.6%
     of the net rentable area. DDC, the sponsor's real estate company, has provided a master lease that expires in February 2010, from which it will be released when the GSA expands into this space and is paying unabated rent, or the space is occupied by an additional tenant.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

o    MANAGEMENT. Douglas Jemal Development Corp., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the 111
     Massachusetts Avenue Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       55

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                            111 MASSACHUSETTS AVENUE
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       56

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                           RESIDENCE INN PORTFOLIO #1
--------------------------------------------------------------------------------

                [PHOTO OMITTED]                     [PHOTO OMITTED]

                [PHOTO OMITTED]                     [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       57

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                           RESIDENCE INN PORTFOLIO #1
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       58

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                           RESIDENCE INN PORTFOLIO #1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $65,861,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.3%
NUMBER OF MORTGAGE LOANS                                                     10
LOAN PURPOSE                                                          Refinance
SPONSOR                                             Apple Hospitality Two, Inc.
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            6.880%
MATURITY DATE                                                 November 11, 2014
AMORTIZATION TYPE                                                       Balloon
INTEREST ONLY PERIOD                                                         12
ORIGINAL TERM / AMORTIZATION                                          120 / 300
REMAINING TERM / AMORTIZATION                                         116 / 300
LOCKBOX                                                                    None

UP-FRONT RESERVES                None

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                  Springing
  REPLACEMENT                    Springing

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $65,861,000
CUT-OFF DATE BALANCE/ROOM                                               $57,824
CUT-OFF DATE LTV                                                          71.1%
MATURITY DATE LTV                                                         58.6%
UW DSCR ON NCF                                                            1.43x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                               10
LOCATION                                                                Various
PROPERTY TYPE                                      Hospitality -- Extended Stay
SIZE (ROOMS)                                                              1,139
OCCUPANCY AS OF DECEMBER 3, 2004                                          79.4%
YEAR BUILT / YEAR RENOVATED                                             Various
APPRAISED VALUE                                                     $92,680,000
PROPERTY MANAGEMENT                             Residence Inn by Marriott, Inc.
UW ECONOMIC OCCUPANCY                                                     78.3%
UW REVENUES                                                         $30,523,806
UW TOTAL EXPENSES                                                   $21,129,330
UW NET OPERATING INCOME (NOI)                                        $9,394,477
UW NET CASH FLOW (NCF)                                               $7,868,286
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       59

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                           RESIDENCE INN PORTFOLIO #1
--------------------------------------------------------------------------------

                         RESIDENCE INN PORTFOLIO #1 SUMMARY
-------------------------------------------------------------------------------------
                                                                            CUT-OFF
                                CUT-OFF                          NUMBER      DATE
                                  DATE        YEAR      YEAR       OF       BALANCE
       PROPERTY NAME            BALANCE      BUILT   RENOVATED    ROOMS    PER ROOM
-------------------------------------------------------------------------------------

Residence Inn #1 --
  Las Vegas, NV ...........  $ 20,625,000   1989       2001        192     $107,422
Residence Inn #1 --
  Santa Fe, NM ............     8,050,000   1986        NA         120     $ 67,083
Residence Inn #1 --
  Placentia, CA ...........     7,650,000   1988       2003        112     $ 68,304
Residence Inn #1 --
  Birmingham, AL ..........     5,573,000   1986       2004        128     $ 43,539
Residence Inn #1 --
  Akron, OH ...............     5,460,000   1987       2003        112     $ 48,750
Residence Inn #1 --
  Danvers, MA .............     4,620,000   1988       2003         96     $ 48,125
Residence Inn #1 --
  Bossier City, LA ........     4,050,000   1985        NA          72     $ 56,250
Residence Inn #1 --
  Kalamazoo, MI ...........     3,938,000   1989        NA          83     $ 47,446
Residence Inn #1 --
  Jackson, MS .............     3,360,000   1986       2004        119     $ 28,235
Residence Inn #1 --
  Memphis, TN .............     2,535,000   1985        NA         105     $ 24,143
                             ------------                          ---
                             $ 65,861,000                        1,139     $ 57,824
                             ============                        =====
-------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                         APPRAISED    CUT-OFF
                                                           APPRAISED       VALUE       DATE        UW
       PROPERTY NAME         OCCUPANCY*      UW NCF          VALUE        PER ROOM      LTV       DSCR
---------------------------------------------------------------------------------------------------------

Residence Inn #1 --
  Las Vegas, NV ...........      82.0%     $2,485,283    $27,500,000      $143,229      75.0%      1.44x
Residence Inn #1 --
  Santa Fe, NM ............      77.2%        910,143     11,500,000      $ 95,833      70.0%      1.35x
Residence Inn #1 --
  Placentia, CA ...........      79.8%        855,388     10,200,000      $ 91,071      75.0%      1.33x
Residence Inn #1 --
  Birmingham, AL ..........      81.3%        701,701      7,430,000      $ 58,047      75.0%      1.50x
Residence Inn #1 --
  Akron, OH ...............      80.9%        646,400      7,800,000      $ 69,643      70.0%      1.41x
Residence Inn #1 --
  Danvers, MA .............      79.4%        663,161      6,600,000      $ 68,750      70.0%      1.71x
Residence Inn #1 --
  Bossier City, LA ........      87.0%        437,193      5,400,000      $ 75,000      75.0%      1.29x
Residence Inn #1 --
  Kalamazoo, MI ...........      83.5%        511,044      5,250,000      $ 63,253      75.0%      1.55x
Residence Inn #1 --
  Jackson, MS .............      78.3%        363,432      7,100,000      $ 59,664      47.3%      1.29x
Residence Inn #1 --
  Memphis, TN .............      65.8%        294,541      3,900,000      $ 37,143      65.0%      1.38x
                                           ----------    -----------
                                 79.4%     $7,868,286    $92,680,000      $ 81,370      71.1%    1.43X
                                           ==========    ===========
---------------------------------------------------------------------------------------------------------

*    The Occupancy is an average of the YTD as of December 3, 2004.

---------------------------------------------------------------------------------------------------------------------------
                                              RESIDENCE INN PORTFOLIO #1 SUMMARY
---------------------------------------------------------------------------------------------------------------------------
                                            CUT-OFF DATE     2002       2003         TTM        UW        UW        UW
            PROPERTY NAME                      BALANCE      REVPAR     REVPAR      REVPAR       OCC      ADR      REVPAR
---------------------------------------------------------------------------------------------------------------------------

Residence Inn #1 -- Las Vegas, NV ........  $ 20,625,000    $85.88     $83.97      $95.08      80.0%   $118.70    $94.96
Residence Inn #1 -- Santa Fe, NM .........     8,050,000    $79.90     $69.00      $71.02      75.3%   $ 94.27    $70.99
Residence Inn #1 -- Placentia, CA ........     7,650,000    $72.26     $66.47      $72.29      79.5%   $ 90.95    $72.31
Residence Inn #1 -- Birmingham, AL .......     5,573,000    $56.95     $55.82      $61.83      79.1%   $ 78.15    $61.82
Residence Inn #1 -- Akron, OH ............     5,460,000    $66.34     $58.28      $64.66      78.8%   $ 82.09    $64.69
Residence Inn #1 -- Danvers, MA ..........     4,620,000    $80.27     $59.11      $71.85      80.0%   $ 94.49    $75.59
Residence Inn #1 -- Bossier City, LA .....     4,050,000    $65.68     $66.49      $68.03      85.0%   $ 79.63    $67.69
Residence Inn #1 -- Kalamazoo, MI ........     3,938,000    $72.79     $69.98      $75.56      80.0%   $ 92.51    $74.01
Residence Inn #1 -- Jackson, MS ..........     3,360,000    $60.26     $56.10      $55.70      78.2%   $ 74.18    $58.01
Residence Inn #1 -- Memphis, TN ..........     2,535,000    $59.28     $61.76      $59.17      69.0%   $ 90.00    $62.10
                                            ------------
                                            $ 65,861,000    $70.91     $65.80      $71.06      78.4%   $ 91.52    $71.73
                                            ============
---------------------------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       60

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                           RESIDENCE INN PORTFOLIO #1
--------------------------------------------------------------------------------

o    THE LOAN. The 10 Mortgage Loans (the "Residence Inn Portfolio #1 Loans")
     are secured by 10 first deeds of trust encumbering 10 hotels, each located in a different state throughout the United States. The Residence Inn
     Portfolio #1 Loans represent approximately 2.3% of the Cut-Off Date Pool
     Balance. All of the Residence Inn Portfolio #1 Loans were originated on
     November 10, 2004 and have an aggregate principal balance as of the Cut-Off
     Date of $65,861,000. Each of the Residence Inn Portfolio #1 Loans is
     cross-collateralized and cross-defaulted with each of the other Residence
     Inn #1 Portfolio Loans. Each Residence Inn Portfolio #1 Loan provides for interest-only payments for the first 12 months of its term, and thereafter, fixed monthly payments of principal and interest.

o    The Residence Inn Portfolio #1 Loans each have a remaining term of 116 months and mature on November 11, 2014. The Residence Inn Portfolio #1
     Loans may be prepaid on or after August 11, 2014, and permit defeasance with United States government obligations beginning two years after the
     Closing Date.

o    THE BORROWER. The borrower for each Residence Inn Portfolio #1 Loan is AHT
     Residence Inn II Limited Partnership, each a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of each Residence Inn Portfolio #1 Loan. The sponsor of the borrower is Apple Hospitality Two, Inc. ("Apple Hospitality"). Apple
     Hospitality is an extended-stay real estate investment trust, with a portfolio of approximately 66 hotels.

o    THE PROPERTIES. The Residence Inn Portfolio #1 Loans consists of 10 hotels containing, in the aggregate, 1,139 rooms. The 10 Mortgaged Properties are located in 10 states throughout the United States. As of December 3, 2004, the year to date occupancy rate for the Mortgaged Properties securing the
     Residence Inn Portfolio #1 Loans was approximately 79.4%.

o    LOCK BOX ACCOUNT. The loan documents do not require a lockbox account.

o    SUBSTITUTION. The borrower may substitute one or more of the Mortgaged
     Properties for properties of like kind and quality upon mortgagee consent and satisfaction of certain conditions set forth under the loan documents, including without limitation; (i) the satisfaction of certain loan-to-value and debt service coverage tests, (ii) the borrower provides an opinion of counsel that the proposed substitution will not adversely affect the REMIC status of the Trust Fund and (iii) a written confirmation from the Rating
     Agencies that any ratings of the Certificates will not, as a result of the proposed substitution, be downgraded, qualified or withdrawn.

o    MANAGEMENT. Residence Inn by Marriott, Inc., a wholly owned subsidiary of
     Marriott International, Inc. ("Marriott"), is the property manager for the
     Mortgaged Properties securing the Residence Inn Portfolio #1 Loans.
     Marriott operates or franchises approximately 2,600 lodging properties located in 50 states, 63 countries and also manages 156 senior living communities across the United States.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       61

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                           RESIDENCE INN PORTFOLIO #1
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       62

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                              THARALDSON POOL I-A
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

                                 [PHOTO OMITTED]

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       63

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                               THARALDSON POOL I-A
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       64

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                               THARALDSON POOL I-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                Countrywide
CUT-OFF DATE BALANCE                                                $57,844,828
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.1%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                         Gary Tharaldson
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.158%
MATURITY DATE                                                 February 11, 2015
AMORTIZATION TYPE                                                       Balloon
ORIGINAL TERM/AMORTIZATION                                              120/240
REMAINING TERM/AMORTIZATION                                             119/239
LOCKBOX                                                                     Yes
SHADOW RATING                                                     AA+/Baa1/BBB+
S&P/MOODY'S/FITCH)(1)

UP-FRONT RESERVES
  TAX                        Yes
  REPLACEMENT                $280,000

ONGOING MONTHLY RESERVES
  TAX                        Yes
  REPLACEMENT(2)             4% FF&E

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $57,844,828
CUT-OFF DATE BALANCE/ROOM(3)                                            $42,553
CUT-OFF DATE LTV                                                          54.5%
MATURITY DATE LTV                                                         34.6%
UW DSCR ON NCF                                                            2.09x
--------------------------------------------------------------------------------

(1)  S&P, Moody's and Fitch have confirmed that the Tharaldson Pool 1-A Loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment grade obligation.

(2)  Capped at 3 months.

(3)  Excludes balances for Mortgaged Properties which are leased fee interests.

(4)  The borrower has a fee interest in 25 Mortgaged Properties comprised of 27 limited service hotels.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES(4)                                            25
LOCATION                                                                Various
PROPERTY TYPE                                    Hospitality -- Limited Service
SIZE (ROOMS)                                                              1,095
OCCUPANCY AS OF NOVEMBER 30, 2004                                         74.3%
YEAR BUILT / YEAR RENOVATED                                   Various / Various
APPRAISED VALUE                                                    $106,215,000
PROPERTY MANAGEMENT                        Tharaldson Property Management, Inc.
UW ECONOMIC OCCUPANCY                                                     75.0%
UW REVENUES                                                         $26,269,457
UW TOTAL EXPENSES                                                   $16,537,369
UW NET OPERATING INCOME (NOI)                                        $9,732,088
UW NET CASH FLOW (NCF)                                               $9,732,088
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       65

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
-------------------------------------------------------------

                              THARALDSON POOL I-A

---------------------------------------------------------------------------------------------------------
                                     THARALDSON POOL I-A SUMMARY
---------------------------------------------------------------------------------------------------------
                                                                                               CUT-OFF
                                                             CUT-OFF                   NUMBER   DATE
                                                              DATE     YEAR    YEAR      OF    BALANCE
                     PROPERTY NAME                           BALANCE   BUILT RENOVATED  ROOMS PER ROOM(1)
---------------------------------------------------------------------------------------------------------

Peoria Residence Inn                                      $  5,704,697  1998   2004      90    $63,386
Westchase Homewood Suites                                    5,233,960  1998   2004      96    $54,520
Toledo Homewood Suites                                       4,468,014  1997    NA       78    $57,282
Woodlands Residence Inn                                      3,877,598  1997   2004      90    $43,084
Lansing Residence Inn                                        3,710,048  1996   2004      78    $47,565
Grand Rapids Homewood Suites                                 3,241,305  1997   2004      78    $41,555
Sioux Falls Residence Inn                                    3,061,787  1994    NA       66    $46,391
Houston Towneplace Suites                                    2,999,952  1998   2004      94    $31,914
Waco Residence Inn                                           2,820,434  1997    NA       78    $36,159
Woodlands Courtyard                                          2,820,434  1997   2004      90    $31,338
Cedar Rapids Residence Inn                                   2,702,750  1996   2004      66    $40,951
Sioux Falls Fairfield Inn                                    2,064,462  1993   2003      63    $32,769
Lansing Fairfield Inn                                        2,004,622  1996   2004      64    $31,322
Mankato Fairfield Inn                                        1,884,944  1997   2004      64    $29,452
Leased Fee Interest -- Las Vegas Residence                   1,735,345   NA     NA       NA      NA
Leased Fee Interest -- Montgomeryville Courtyard             1,396,254   NA     NA       NA      NA
Leased Fee Interest -- Las Vegas Courtyard                   1,226,709   NA     NA       NA      NA
Leased Fee Interest -- Las Vegas Fairfield                   1,226,709   NA     NA       NA      NA
Leased Fee Interest -- Las Vegas Holiday Inn Express         1,117,004   NA     NA       NA      NA
Leased Fee Interest -- Palmdale Residence & Courtyard        1,027,244   NA     NA       NA      NA
Leased Fee Interest -- Woodlands Residence #2                  897,592   NA     NA       NA      NA
Leased Fee Interest -- Tulsa Residence & Springhill            797,860   NA     NA       NA      NA
Leased Fee Interest -- Cheektowaga Residence                   777,913   NA     NA       NA      NA
Leased Fee Interest -- El Paso Residence Inn                   598,395   NA     NA       NA      NA
Leased Fee Interest -- Willowbrook Residence                   448,796   NA     NA       NA      NA
                                                          ------------                 -----
TOTAL                                                     $ 57,844,828                 1,095   $42,553
                                                          ============                 =====
---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                  APPRAISED      APPRAISED
                     PROPERTY NAME                      OCCUPANCY(2)   UW NCF        VALUE     VALUE PER ROOM
-------------------------------------------------------------------------------------------------------------

Peoria Residence Inn                                         86.3%   $  968,278 $   9,900,000    $ 110,000
Westchase Homewood Suites                                    78.9%      983,738    10,300,000    $ 107,292
Toledo Homewood Suites                                       80.8%      699,548     7,600,000    $  97,436
Woodlands Residence Inn                                      64.5%      718,707     8,000,000    $  88,889
Lansing Residence Inn                                        75.2%      559,372     6,300,000    $  80,769
Grand Rapids Homewood Suites                                 71.3%      487,710     5,500,000    $  70,513
Sioux Falls Residence Inn                                    82.9%      591,257     5,200,000    $  78,788
Houston Towneplace Suites                                    73.2%      568,143     6,500,000    $  69,149
Waco Residence Inn                                           80.4%      745,412     6,100,000    $  78,205
Woodlands Courtyard                                          65.3%      496,048     6,300,000    $  70,000
Cedar Rapids Residence Inn                                   82.9%      499,223     4,800,000    $  72,727
Sioux Falls Fairfield Inn                                    71.1%      339,119     3,500,000    $  55,556
Lansing Fairfield Inn                                        61.6%      255,862     3,400,000    $  53,125
Mankato Fairfield Inn                                        63.5%      319,180     3,300,000    $  51,563
Leased Fee Interest -- Las Vegas Residence                     NA       238,933     3,100,000        NA
Leased Fee Interest -- Montgomeryville Courtyard               NA       193,500     2,200,000        NA
Leased Fee Interest -- Las Vegas Courtyard                     NA       166,290     2,200,000        NA
Leased Fee Interest -- Las Vegas Fairfield                     NA       166,290     2,200,000        NA
Leased Fee Interest -- Las Vegas Holiday Inn Express           NA       150,536     2,000,000        NA
Leased Fee Interest -- Palmdale Residence & Courtyard          NA        72,000     1,835,000        NA
Leased Fee Interest -- Woodlands Residence #2                  NA       115,500     1,500,000        NA
Leased Fee Interest -- Tulsa Residence & Springhill            NA       143,600     1,420,000        NA
Leased Fee Interest -- Cheektowaga Residence                   NA       108,000     1,200,000        NA
Leased Fee Interest -- El Paso Residence Inn                   NA        82,842     1,060,000        NA
Leased Fee Interest -- Willowbrook Residence                   NA        63,000       800,000        NA
                                                                     ---------- -------------
TOTAL                                                        74.3%   $9,732,088 $ 106,215,000    $  79,178
                                                                     ========== =============
-------------------------------------------------------------------------------------------------------------

(1)  Excludes balances for Mortgaged Properties which are leased fee interest.

(2)  As of November 30, 2004.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       66

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                              THARALDSON POOL I-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                  THARALDSON POOL I-A SUMMARY
--------------------------------------------------------------------------------------------------------
                                                        CUT-OFF DATE   2002      2003      TTM
                     PROPERTY NAME                         BALANCE    REVPAR    REVPAR   REVPAR   UW OCC  UW ADR  UW REVPAR
------------------------------------------------------- ------------  -------   ------   ------  -------  ------  ---------

Peoria Residence Inn                                    $  5,704,697   $69.09   $70.73   $76.20    85.0%  $90.48   $76.91
Westchase Homewood Suites                                  5,233,960   $75.58   $72.75   $75.25    79.0%  $96.44   $76.19
Toledo Homewood Suites                                     4,468,014   $65.88   $62.20   $66.54    81.3%  $83.00   $67.23
Woodlands Residence Inn                                    3,877,598   $76.23   $47.83   $56.58    67.0%  $89.42   $59.91
Lansing Residence Inn                                      3,710,048   $62.43   $61.26   $58.84    76.0%  $79.30   $60.27
Grand Rapids Homewood Suites                               3,241,305   $58.30   $58.61   $57.76    72.5%  $83.94   $60.82
Sioux Falls Residence Inn                                  3,061,787   $63.41   $67.55   $67.52    83.4%  $82.00   $68.06
Houston Towneplace Suites                                  2,999,952   $50.60   $43.35   $46.25    74.6%  $64.02   $47.78
Waco Residence Inn                                         2,820,434   $66.72   $69.16   $69.72    81.0%  $88.00   $71.28
Woodlands Courtyard                                        2,820,434   $63.94   $44.20   $51.31    67.0%  $78.81   $52.80
Cedar Rapids Residence Inn                                 2,702,750   $64.64   $66.79   $66.83    81.0%  $83.06   $67.28
Sioux Falls Fairfield Inn                                  2,064,462   $44.94   $44.88   $43.05    71.7%  $62.67   $44.90
Lansing Fairfield Inn                                      2,004,622   $42.95   $41.86   $39.09    63.0%  $64.00   $40.32
Mankato Fairfield Inn                                      1,884,944   $42.57   $35.76   $40.68    66.0%  $63.91   $42.18
Leased Fee Interest -- Las Vegas Residence                 1,735,345     NA       NA       NA       NA      NA       NA
Leased Fee Interest -- Montgomeryville Courtyard           1,396,254     NA       NA       NA       NA      NA       NA
Leased Fee Interest -- Las Vegas Courtyard                 1,226,709     NA       NA       NA       NA      NA       NA
Leased Fee Interest -- Las Vegas Fairfield                 1,226,709     NA       NA       NA       NA      NA       NA
Leased Fee Interest -- Las Vegas Holiday Inn Express       1,117,004     NA       NA       NA       NA      NA       NA
Leased Fee Interest -- Palmdale Residence & Courtyard      1,027,244     NA       NA       NA       NA      NA       NA
Leased Fee Interest -- Woodlands Residence #2                897,592     NA       NA       NA       NA      NA       NA
Leased Fee Interest -- Tulsa Residence & Springhill          797,860     NA       NA       NA       NA      NA       NA
Leased Fee Interest -- Cheektowaga Residence                 777,913     NA       NA       NA       NA      NA       NA
Leased Fee Interest -- El Paso Residence Inn                 598,395     NA       NA       NA       NA      NA       NA
Leased Fee Interest -- Willowbrook Residence                 448,796     NA       NA       NA       NA      NA       NA
                                                        ------------
TOTAL                                                   $ 57,844,828   $61.52   $56.59   $58.95    75.0%  $80.05   $60.42
                                                        ============

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       67

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                              THARALDSON POOL I-A
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan ("Tharaldson Pool I-A Loan") is secured by the fee interest in 25 Mortgaged Properties comprising 27 limited service hotels. With respect to 14 limited service hotels (the "Hotel Collateral"), the borrowers own the land and improvements. The Mortgaged Properties making up the Hotel Collateral are located in Arizona (1 Mortgaged
     Property), Iowa (1 Mortgaged Property), Michigan (3 Mortgaged Properties),
     Minnesota (1 Mortgaged Property), Ohio (1 Mortgaged Property), South Dakota
     (2 Mortgaged Properties) and Texas (5 Mortgaged Properties). With respect to 12 limited service hotels, the borrowers own only the land, and with respect to 1 limited service hotel, the payment guarantor of the Tharaldson
     Pool I-A Loan owns only the land (collectively, the "Ground Lease
     Collateral"). The Ground Lease Collateral is ground leased to the borrowers under the Tharaldson Pool I-B Loan (loan number 3), which are affiliates of the borrowers and the payment guarantor of the Tharaldson Pool I-A Loan.
     The Mortgaged Properties making up the Ground Lease Collateral are located in Nevada (4 Mortgaged Properties), Texas (3 Mortgaged Properties),
     California (2 Mortgaged Properties), Oklahoma (2 Mortgaged Properties), New
     York (1 Mortgaged Property) and Pennsylvania (1 Mortgaged Property). The
     Tharaldson Pool I-A Loan represents approximately 2.1% of the Cut-Off
     Balance. The Tharaldson Pool I-A Loan was originated on January 31, 2005, and has an aggregate principal balance as of the Cut-Off Date of
     $57,844,828.

     The Tharaldson Pool I-A Loan has a remaining term of 119 months and matures on February 11, 2015. The Tharaldson Pool I-A Loan may be prepaid on or after November 11, 2014, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWERS AND THE PAYMENT GUARANTOR. The borrowers consist of 13 special purpose entities which individually own the Hotel Collateral, and 1 special purpose entity which owns the underlying fee interest in all 10 parcels (consisting of 12 limited service hotels) comprising the majority of the Ground Lease Collateral. Tharaldson Asset Management, Inc., the
     payment guarantor, is not a special purpose entity. The payment guarantor owns the underlying fee interest in 1 parcel (consisting of the limited service hotel located in Pennsylvania) comprising the remainder of the
     Ground Lease Collateral. The payment guarantor guaranteed the borrowers'
     payment of the Tharaldson Pool I-A Loan subject to certain non-recourse carve outs and exculpation clauses, and the guaranty is limited to the guarantor's ownership fee interest in the Pennsylvania property. Each of the borrowers and the payment guarantor is directly or indirectly 100%
     owned by Tharaldson Motels, Inc. ("TMI"). TMI is majority-owned by the
     Tharaldson Motels, Inc. Employee Stock Option Plan and Trust. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the Tharaldson Pool I-A Loan. The sponsor of the borrowers is Gary
     Tharaldson, founder and president of TMI, which builds and operates hotels across the country. Tharaldson Property Management, Inc. ("TPM"), is a subsidiary of TMI and operates over 355 hotels in 36 states.

o    THE PROPERTIES. The Hotel Collateral consists of 14 hotels containing, in the aggregate, 1,095 rooms, and the Ground Lease Collateral consists of 13 hotels containing, in the aggregate, 1,436 rooms. The 25 Mortgaged
     Properties are located in 12 states throughout the United States. As of
     November 30, 2004, the year-to-date occupancy rate for the Mortgaged
     Properties securing the Tharaldson Pool I-A Loans was approximately 74.3%.

o    LOCK BOX ACCOUNT. All revenue with respect to the Mortgaged Properties
     (including credit card receivables) will be deposited into a mortgagee designated lockbox account and swept to the borrowers' account until a trigger event occurs.

o    SUBSTITUTION. The borrower may substitute one or more of the Mortgaged
     Properties with properties of like kind and quality upon satisfaction of certain conditions set forth under the loan documents, including without limitation: (i) the satisfaction of certain loan-to value and debt service coverage tests, (ii) no substitute property may be located in the greater metropolitan areas of Houston, Texas, the Woodlands, Texas, or Las Vegas,
     Nevada and (iii) a written confirmation from the Rating Agencies that any ratings of the Certificates will not, as a result of the proposed substitution, be downgraded, qualified or withdrawn.

o    RELEASES. With respect to 2 Mortgaged Properties with an allocated loan amount of $3,061,787 and $2,064,462, respectively, a third party has an option to purchase the Mortgaged Properties (at a price equal to the applicable borrower's cost of land, improvements and personal property less straight line depreciation and in the case of a casualty, less the insurance proceeds received as a result of the such casualty) if one of the following events occurs: (i) the borrower changes the use of the Mortgaged
     Property (for example, as a 78-unit Courtyard by Marriott, or as a 63-unit
     Fairfield Inn, as applicable, to the related Mortgaged Property), (ii) the borrower closes the business being operated on the Mortgaged Property for more than 90 days, or (iii) the improvements are destroyed by fire or other casualty and are not restored within 1 year from the date

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       68

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                               THARALDSON POOL I-A
--------------------------------------------------------------------------------

     of such destruction. The title insurance policies covering these Mortgaged
     Properties insure the mortgagee for any losses in connection with the exercise of such options. If the option is triggered, the borrower may (x)
     partially defease the Mortgage Loan in an amount equal to 125% of the allocated loan amount for the Mortgaged Property being released, if such defeasance otherwise meets the conditions under the Mortgage Loan documents, or (y) substitute another mortgaged property for such Mortgage
     Property (in accordance with the terms of the Mortgage Loan documents). If the borrower does not either partially defease the Mortgage Loan or substitute the Mortgaged Property (in accordance with the Mortgage Loan documents), the borrower will be in default under the Mortgage Loan documents. Nevertheless, the Mortgage Loan will not be declared in default if (A) certain debt service coverage and loan-to-value tests are met
     (taking into account proceeds received from the sale to the third party and any additional cash received from the borrower and (B) such proceeds equal at least 100% of the allocated loan amount of the related Mortgaged
     Property. In that case, such proceeds will be held in escrow as additional collateral for the Mortgage Loan.

o    MANAGEMENT. TPM is the property manager for each of the Mortgaged
     Properties securing the Tharaldson Pool I-A Loan. TPM manages approximately
     355 limited service hotels in 36 states including the Mortgaged Properties and has been managing limited service hotels since 1982.

o    LITIGATION. The Tharaldson Pool I-A Loan is subject to certain pending litigation as described in the preliminary prospectus supplement under
     "RISK FACTORS--Litigation May Have Adverse Effect on Borrowers".

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       69

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                               THARALDSON POOL I-A
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       70

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                              METROPLACE III & IV
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

                 [PHOTO OMITTED]                     [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       71

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                               METROPLACE III & IV
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       72

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                              METROPLACE III & IV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $55,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.0%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                GE Pension Fund and Coakley Family Trust
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.210%
MATURITY DATE                                                  January 11, 2015
AMORTIZATION TYPE                                                       Balloon
INTEREST ONLY PERIOD                                                         24
ORIGINAL TERM/AMORTIZATION                                              120/360
REMAINING TERM/AMORTIZATION                                             118/360
LOCKBOX                                                                    None

UP-FRONT RESERVES
 OTHER*                                $1,574,654

ONGOING MONTHLY RESERVES
 REPLACEMENT                           Springing

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $55,000,000
CUT-OFF DATE BALANCE/SF                                                    $162
CUT-OFF DATE LTV                                                          64.6%
MATURITY DATE LTV                                                         56.2%
UW DSCR ON NCF                                                            1.53x
--------------------------------------------------------------------------------

*    Escrowed at closing, these funds represent the free rent for recently signed tenants.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                            Fairfax, VA
PROPERTY TYPE                                                Office -- Suburban
SIZE (SF)                                                               339,800
OCCUPANCY AS OF FEBRUARY 2, 2005                                          72.0%
YEAR BUILT / YEAR RENOVATED                                           2001 / NA
APPRAISED VALUE                                                     $85,100,000
PROPERTY MANAGEMENT                                            Polinger Company
UW ECONOMIC OCCUPANCY                                                     90.0%
UW REVENUES                                                          $8,393,688
UW TOTAL EXPENSES                                                    $2,649,259
UW NET OPERATING INCOME (NOI)                                        $5,744,429
UW NET CASH FLOW (NCF)                                               $5,556,114
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       73

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                              METROPLACE III & IV
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
----------------------------------------------------------------------------------------------------------------------------------
                                                           NET      % OF NET                               % OF        DATE OF
                                         RATINGS*        RENTABLE   RENTABLE     ACTUAL                   ACTUAL        LEASE
              TENANT                MOODY'S/S&P/FITCH   AREA (SF)     AREA      RENT PSF   ACTUAL RENT     RENT      EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

GSA (INS) ........................     Aaa/AAA/AAA        93,817       27.6%   $ 27.63     $2,592,185       38.7%   February 2014
GSA (DEA) ........................     Aaa/AAA/AAA        70,626       20.8    $ 27.44      1,937,977       28.9    February 2015
Management Systems Designers .....       NR/NR/NR         44,844       13.2    $ 27.00      1,210,788       18.1     January 2013
SiloSmashers, Inc. ...............       NR/NR/NR         35,400       10.4    $ 27.00        955,800       14.3     October 2014
Vacant ...........................                        95,113       28.0                         0        0.0
                                                          ------      -----                ----------      -----
TOTAL ............................                       339,800      100.0%               $6,696,750      100.0%
                                                         =======      =====                ==========      =====
----------------------------------------------------------------------------------------------------------------------------------

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------
                                               LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                  CUMULATIVE                        CUMULATIVE %
                   LEASES      RENT/SF     TOTAL SF      % OF TOTAL       % OF SF       % OF ACTUAL      OF ACTUAL RENT
     YEAR         ROLLING      ROLLING      ROLLING     SF ROLLING*      ROLLING*      RENT ROLLING*        ROLLING*
------------------------------------------------------------------------------------------------------------------------

     2005            0         $ 0.00            0           0.0%            0.0%            0.0%              0.0%
     2006            0         $ 0.00            0           0.0%            0.0%            0.0%              0.0%
     2007            0         $ 0.00            0           0.0%            0.0%            0.0%              0.0%
     2008            0         $ 0.00            0           0.0%            0.0%            0.0%              0.0%
     2009            0         $ 0.00            0           0.0%            0.0%            0.0%              0.0%
     2010            0         $ 0.00            0           0.0%            0.0%            0.0%              0.0%
     2011            0         $ 0.00            0           0.0%            0.0%            0.0%              0.0%
     2012            0         $ 0.00            0           0.0%            0.0%            0.0%              0.0%
     2013            1         $27.00       44,844          13.2%           13.2%           18.1%             18.1%
     2014            4         $27.46      129,217          38.0%           51.2%           53.0%             71.1%
     2015            1         $27.44       70,626          20.8%           72.0%           28.9%            100.0%
  Thereafter         0         $ 0.00            0           0.0%           72.0%            0.0%            100.0%
    Vacant           0          N/A         95,113          28.0%          100.0%            0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       74

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                              METROPLACE III & IV
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "MetroPlace III & IV Loan") is secured by a first deed of trust encumbering an office building located in Fairfax,
     Virginia. The MetroPlace III & IV Loan represents approximately 2.0% of the
     Cut-Off Date Pool Balance. The MetroPlace III & IV Loan was originated on
     December 29, 2004, and has a principal balance as of the Cut-Off Date of
     $55,000,000. The MetroPlace III & IV Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The MetroPlace III & IV Loan has a remaining term of 118 months, and matures on January 11, 2015. The MetroPlace III & IV Loan may be prepaid on or after November 11, 2014, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is Prosperity Metro Plaza of Virginia, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the
     MetroPlace III & IV Loan. The sponsors are the GE Pension Fund and the
     Coakley Family Trust. The GE Pension Fund is managed by GE Asset Management
     Incorporated, an investment management firm managing over $180 billion in assets with more than 200 clients. The Coakley Family owns the C.J. Coakley
     Company, Inc., one of the largest commercial interior construction contractors in the Washington area and among the top twenty in the country.

o    THE PROPERTY. The Mortgaged Property is an approximately 339,800 square foot office building situated on approximately 3.5 acres. The Mortgaged
     Property was constructed in 2001. The Mortgaged Property is located in
     Fairfax, Virginia, within the Washington-Baltimore, DC-MD-VA metropolitan statistical area. As of February 2, 2005, the occupancy rate for the
     Mortgaged Property securing the MetroPlace III & IV Loan was approximately
     72.0%.

     The largest tenant is the U.S. Government -- U.S. Immigration and
     Naturalization Service ("GSA-INS"). The GSA-INS occupies approximately
     93,817 square feet, or approximately 27.6% of the net rentable area. The
     GSA-INS directs individuals through the U.S. citizenship process. As of
     February 15, 2005, the GSA-INS was rated "Aaa" (Moody's), "AAA" (S&P) and
     "AAA" (Fitch). The GSA-INS lease expires in February 2014. The second largest tenant is the U.S. Government -- U.S. Drug Enforcement
     Administration ("GSA-DEA") occupying approximately 70,626 square feet, or approximately 20.8% of the net rentable area. The GSA-DEA enforces the controlled substances laws and regulations of the United States. As of
     February 15, 2005, the GSA-DEA was rated "Aaa" (Moody's), "AAA" (S&P) and
     "AAA" (Fitch). The GSA-DEA lease expires in February 2015. The third largest tenant is Management Systems Designers ("MSD"), occupying approximately 44,844 square feet, or approximately 13.2% of the net rentable area. MSD is a leading information technology services provider, which has provided IT solutions to Federal Government clients for more than
     24 years. The MSD lease expires in January 2013.

o    LOCK BOX ACCOUNT. The loan documents do not require a lock box account.

o    MANAGEMENT. Polinger Company is the property manager for the Mortgaged
     Property securing the MetroPlace III & IV Loan. Polinger Company provides property management services for approximately 5 million square feet of commercial space in the Washington, DC area.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       75

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                              METROPLACE III & IV
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       76

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                    1001 CONNECTICUT AVENUE & 1701 K STREET
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

                 [PHOTO OMITTED]                    [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       77

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                    1001 CONNECTICUT AVENUE & 1701 K STREET
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       78

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                    1001 CONNECTICUT AVENUE & 1701 K STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $53,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.9%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                      Charles A. Gravely
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.060%
MATURITY DATE                                                 February 11, 2012
AMORTIZATION TYPE                                                       Balloon
INTEREST ONLY PERIOD                                                         24
ORIGINAL TERM/AMORTIZATION                                               84/360
REMAINING TERM/AMORTIZATION                                              83/360
LOCKBOX                                                                    None

UP-FRONT RESERVES
 ENGINEERING                   $6,250
 TI/LC                         $500,000
 HOLDBACK RESERVE(1)           $3,000,000

ONGOING MONTHLY RESERVES
 TAX                           Yes
 REPLACEMENT                   $3,823
 TI/LC(2)                      Springing

ADDITIONAL FINANCING                                                       None
CUT-OFF DATE BALANCE                                                $53,000,000
CUT-OFF DATE BALANCE/SF                                                    $242
CUT-OFF DATE LTV                                                          77.9%
MATURITY DATE LTV                                                         71.9%
UW DSCR ON NCF                                                            1.27x
--------------------------------------------------------------------------------

(1)  Escrowed at closing, and to be held until the base rental collections from the property equal $569,000 / month. The borrower will qualify for partial release of the escrow, in the amount of $1.5 million, upon the achievement of $561,000 / month in base rental collections.

(2)  If the TI/LC reserve drops below the initial $500,000 due to the use of such funds for tenant improvements and leasing commissions, the borrower is required to escrow up to $25,000 monthly to replace such funds until the reserve again equals $500,000.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                         Washington, DC
PROPERTY TYPE                                                     Office -- CBD
SIZE (SF)                                                               219,029
OCCUPANCY AS OF JANUARY 18, 2005                                          88.2%
YEAR BUILT / YEAR RENOVATED                                         1953 / 2001
APPRAISED VALUE                                                     $68,000,000
PROPERTY MANAGEMENT                          Zuckerman Gravely Management, Inc.
UW ECONOMIC OCCUPANCY                                                     93.0%
UW REVENUES                                                          $7,200,789
UW TOTAL EXPENSES                                                    $2,366,204
UW NET OPERATING INCOME (NOI)                                        $4,834,585
UW NET CASH FLOW (NCF)                                               $4,357,037
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       79

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                    1001 CONNECTICUT AVENUE & 1701 K STREET
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
                                                             NET      % OF NET                            % OF
                                           RATINGS         RENTABLE   RENTABLE    ACTUAL      ACTUAL     ACTUAL     DATE OF LEASE
                  TENANT              MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF      RENT       RENT        EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

Down Under / Bravo Bravo ...........       NR/NR/NR          9,107        4.2%  $ 24.36    $   221,847      3.4%        March 2009
Dress Barn .........................       NR/NR/NR          9,056        4.1   $ 53.23        482,053      7.3   Multiple Spaces*
Competitive Enterprise Institute ...       NR/NR/NR          8,971        4.1   $ 32.87        294,877      4.5      November 2008
Callahan & Associates ..............       NR/NR/NR          7,052        3.2   $ 33.42        235,678      3.6          June 2008
ACEEE ..............................       NR/NR/NR          6,128        2.8   $ 35.31        216,354      3.3           May 2008
Non-major tenants ..................                       152,769       69.7   $ 33.74      5,154,940     78.0
Vacant .............................                        25,946       11.8                        0      0.0
                                                           -------      -----              -----------    -----
TOTAL ..............................                       219,029      100.0%             $ 6,605,749    100.0%
                                                           =======      =====              ===========    =====
-----------------------------------------------------------------------------------------------------------------------------------

*    Under the terms of multiple leases, 4,701 square feet expire in December
     2008, and 4,355 square feet expire in June 2009.

--------------------------------------------------------------------------------------------------------------------
                                             LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------------------------
                               WA BASE                                                                 CUMULATIVE %
                # OF LEASES    RENT/SF    TOTAL SF   % OF TOTAL SF    CUMULATIVE %     % OF ACTUAL    OF ACTUAL RENT
     YEAR         ROLLING      ROLLING     ROLLING      ROLLING*     OF SF ROLLING*   RENT ROLLING*      ROLLING*
--------------------------------------------------------------------------------------------------------------------

     2005           10         $33.08      12,191          5.6%             5.6%            6.1%            6.1%
     2006           24         $35.95      33,119         15.1%            20.7%           18.0%           24.1%
     2007           25         $34.00      33,471         15.3%            36.0%           17.2%           41.4%
     2008           28         $35.14      64,136         29.3%            65.3%           34.1%           75.5%
     2009           12         $30.89      34,326         15.7%            80.9%           16.1%           91.5%
     2010            4         $32.48      10,955          5.0%            85.9%            5.4%           96.9%
     2011            0         $ 0.00           0          0.0%            85.9%            0.0%           96.9%
     2012            2         $41.82       4,885          2.2%            88.2%            3.1%          100.0%
     2013            0         $ 0.00           0          0.0%            88.2%            0.0%          100.0%
     2014            0         $ 0.00           0          0.0%            88.2%            0.0%          100.0%
     2015            0         $ 0.00           0          0.0%            88.2%            0.0%          100.0%
  Thereafter         0         $ 0.00           0          0.0%            88.2%            0.0%          100.0%
    Vacant           0            NA       25,946         11.8%           100.0%            0.0%          100.0%
--------------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       80

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                    1001 CONNECTICUT AVENUE & 1701 K STREET
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "1001 Connecticut Avenue & 1701 K Street
     Loan") is secured by a first deed of trust encumbering an office building located in Washington, DC. The 1001 Connecticut Avenue & 1701 K Street Loan
     represents approximately 1.9% of the Cut-Off Date Pool Balance. The 1001
     Connecticut Avenue & 1701 K Street Loan was originated on February 8, 2005, and has a principal balance as of the Cut-Off Date of $53,000,000. The 1001
     Connecticut Avenue & 1701 K Street Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The 1001 Connecticut Avenue & 1701 K Street Loan has a remaining term of 83 months, and matures on February 11, 2012. The 1001 Connecticut Avenue &
     1701 K Street Loan may be prepaid on or after December 11, 2011, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrowers are 1001 Connecticut, LLC and 1701 K, LLC, each a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 1001
     Connecticut Avenue & 1701 K Street Loan. The sponsor of the borrowers is
     Charles A. Gravely, a principal in Zuckerman-Gravely Development. Zuckerman
     Gravely Development and its affiliates currently own 1.3 million square feet of commercial space and have developed over two million square feet of office space in the Washington, DC area.

o    THE PROPERTY. The Mortgaged Property is an approximately 219,029 square foot office building situated on approximately 0.4 acres. The Mortgaged
     Property was constructed in 1953 and renovated in 2001. The Mortgaged
     Property is located in NW Washington, DC. As of January 18, 2005, the occupancy rate for the Mortgaged Property securing the 1001 Connecticut
     Avenue & 1701 K Street Loan was approximately 88.2%.

     The largest tenant is Down Under/Bravo Bravo occupying approximately 9,107 square feet, or approximately 4.2% of the net rentable area. Down
     Under/Bravo Bravo is a restaurant and nightclub. The Down Under/Bravo Bravo lease expires in March 2009. The second largest tenant is Dress Barn occupying approximately 9,056 square feet, or approximately 4.1% of the net rentable area. Dress Barn is a women's apparel specialty store, which offers career and casual fashion to the working woman. The Dress Barn lease expires in December 2008, with respect to 4,701 square feet, and in June
     2009, with respect to 4,355 square feet. The third largest tenant is
     Competitive Enterprise Institute ("CEI"), occupying approximately 8,971 square feet, or approximately 4.1% of the net rentable area. CEI, founded in 1984, is a non-profit organization dedicated to the advancement of limited government and free enterprise. The CEI lease expires in November
     2008.

o    LOCK BOX ACCOUNT. The loan documents do not require a lock box account.

o    MANAGEMENT. Zuckerman Gravely Management, Inc., an affiliate of the sponsors, is the property manager for the Mortgaged Property securing the
     1001 Connecticut Avenue & 1701 K Street Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       81

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                              EASTMONT TOWN CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                Countrywide
CUT-OFF DATE BALANCE                                                $53,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.9%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                        Jack Sumski, Marilyn Sumski, and
                                              Jack and Marilyn Sumski 2004 Trust
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            6.240%
MATURITY DATE                                                 February 11, 2015
AMORTIZATION TYPE                                                       Balloon
INTEREST ONLY PERIOD                                                          6
ORIGINAL TERM/AMORTIZATION                                              120/264
REMAINING TERM/AMORTIZATION(1)                                          119/264
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  OCCUPANCY(2)                       $4,200,000
 ENGINEERING                         $2,500

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                      Yes
  REPLACEMENT(3)                     $12,167
  TI/LC                              $31,500
  OTHER(4)                           Yes

ADDITIONAL FINANCING(5)                                                    None
CUT-OFF DATE BALANCE                                                $53,000,000
CUT-OFF DATE BALANCE/SF                                                     $90
CUT-OFF DATE LTV                                                          71.1%
MATURITY DATE LTV                                                         52.3%
UW DSCR ON NCF(6)                                                         1.31x
--------------------------------------------------------------------------------

(1)  The Mortgage Loan documents require amortization on a 22 year schedule as long as sufficient cash flow is available; however, the Mortgage Loan is not in payment default even if payments are made on a 30 year amortization schedule. At any time that the outstanding principal balance of the
     Mortgage Loan is higher than the balance would be on a 22 year amortization schedule, 100% of excess cash flow will be swept and applied to reduce the mortgage loan balance to the amount it would be had it amortized on a 22 year amortization schedule.

(2)  $4,200,000 was held back at closing to be released only for tenant improvements and leasing commissions associated with lender approved leases and subject to 1.25x DSCR and 75% LTV.

(3)  Capped at $125,000.

(4)  The Mortgage Loan documents require a sweep of all excess cash flow until certain related litigation has been resolved.

(5)  Future mezzanine debt permitted.

(6)  Calculated using a 22 year amortization schedule and assuming approval of the Alameda County Behavioral Health Care Services lease.

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                            Oakland, CA
PROPERTY TYPE                                        Mixed Use -- Office/Retail
SIZE (SF)                                                               585,973
OCCUPANCY AS OF OCTOBER 12, 2004                                          87.5%
YEAR BUILT / YEAR RENOVATED                                         1965 / 2004
APPRAISED VALUE                                                     $74,575,000
PROPERTY MANAGEMENT                            Eastmont Properties Company, LLC
UW ECONOMIC OCCUPANCY                                                     89.5%
UW REVENUES                                                          $9,707,468
UW TOTAL EXPENSES                                                    $3,445,475
UW NET OPERATING INCOME (NOI)                                        $6,261,993
UW NET CASH FLOW (NCF)                                               $5,820,888
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       82

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                              EASTMONT TOWN CENTER
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                            NET    ACTUAL                 % OF
                                             RATINGS(1)     NET RENTABLE RENTABLE   RENT      ACTUAL     ACTUAL    DATE OF LEASE
                 TENANT                  MOODY'S/S&P/FITCH    AREA (SF)    AREA      PSF       RENT       RENT      EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

Alameda County SSC ....................     Aaa3/AAA/AAA        64,302      11.0%  $16.77  $1,078,282     12.8%  November 2014
Oakland Police Precinct ...............     Aaa3/AAA/AAA        64,000      10.9   $ 9.00     576,000      6.8   December 2022
County of Alameda Adult and Aging .....     Aaa3/AAA/AAA        55,000       9.4   $21.82   1,200,000     14.3    October 2023
Alameda County Behavioral Health
  Care Services(2) ....................     Aaa3/AAA/AAA        44,000       7.5   $21.00     924,000     11.0   December 2020
Alameda County Wellness Center ........     Aaa3/AAA/AAA        36,995       6.3   $16.32     603,758      7.2      March 2018
Non-Major tenants .....................                        271,286      46.3   $14.89   4,038,538     48.0
Vacant ................................                         50,390       8.6                    0      0.0
                                                               -------     -----           ----------    -----
TOTAL .................................                        585,973     100.0%          $8,420,578    100.0%
                                                               =======     =====           ==========    =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  The borrower has a lease out for signature with Alameda County Behavioral
     Health Care Services for approximately 44,000 square feet at rent of $1.75 psf per month which equates to $924,000 annually for 15 years with an occupancy date of January 2006. The estimated landlord buildout for this space is equal to $3,000,000 for which lender will release part of the
     $4,200,000 holdback.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       83

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                            GREAT WOLF RESORTS POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                  Citigroup
CUT-OFF DATE BALANCE                                                $49,843,594
PERCENTAGE OF CUT-OFF DATE POOL
BALANCE                                                                    1.8%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                    GWR Operating Partnership, L.L.L.P.,
                                                       Great Wolf Resorts, Inc.
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.835%
MATURITY DATE                                                  January 11, 2015
AMORTIZATION TYPE                                                       Balloon
ORIGINAL TERM/AMORTIZATION                                              120/300
REMAINING TERM/AMORTIZATION                                             118/298
LOCKBOX                                                                     Yes
SHADOW RATING (S&P/MOODY'S/FITCH)(1)                                AAA/Aa3/AA-

UP-FRONT RESERVES
 TAX/INSURANCE                  Yes
 ENGINEERING                    $62,350

ONGOING MONTHLY RESERVES
 TAX/INSURANCE                  Yes
 FF&E(2)                        Springing

ADDITIONAL FINANCING            Subordinate Debt                    $24,950,434

                                                                       WHOLE
                                                                     MORTGAGE
                                                     TRUST ASSET       LOAN
                                                     -----------   ------------
CUT-OFF DATE BALANCE                                 $49,843,594    $74,794,028
CUT-OFF DATE BALANCE/ROOM                              $88,690       $133,085
CUT-OFF DATE LTV                                        42.0%         63.0%
MATURITY DATE LTV                                       32.4%         50.4%
UW DSCR ON NCF                                          3.08x         1.84x
--------------------------------------------------------------------------------

(1)  S&P, Moody's and Fitch have confirmed that the Great Wolf Resorts Pool Loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment grade obligation.

(2)  Upon the occurrence of certain trigger events, the borrower is required to deposit 3.0% (during years 2-5 of the loan) or 3.5% (years 5 and thereafter of the loan) of Gross Revenues (as defined in the mortgage loan documents)
     into an FF&E account.

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                2
LOCATION                                    Traverse City, MI & Kansas City, KS
PROPERTY TYPE                                       Hospitality -- Full Service
SIZE (ROOMS)                                                                562
OCCUPANCY AS OF AUGUST 31, 2004                                           63.6%
YEAR BUILT                                             2003 (Traverse City, MI)
                                                         2002 (Kansas City, KS)
APPRAISED VALUE                                                    $118,700,000
PROPERTY MANAGEMENT                                   Great Lakes Services, LLC
UW ECONOMIC OCCUPANCY                                                     67.0%
UW REVENUES                                                         $41,699,767
UW TOTAL EXPENSES                                                   $28,324,071
UW NET OPERATING INCOME (NOI)                                       $13,375,696
UW NET CASH FLOW (NCF)                                              $11,707,706
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       84

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                             GREAT WOLF RESORTS POOL
--------------------------------------------------------------------------------

     -----------------------------------------------------------------------
                 GREAT WOLF RESORT -- TRAVERSE CITY, MI SUMMARY
     -----------------------------------------------------------------------
     TYPES OF ROOMS                                            NO. OF ROOMS
     -----------------------------------------------------------------------

     Family Suite -- Double/Double ...........................      163
     Kid Cabin -- Bunk beds with Queen Bed ...................       38
     Loft Suites -- Three Queen Beds .........................       16
     Jacuzzi Suites ..........................................        4
     Kids Camp Suites ........................................       18
     Majestic Bear Suites ....................................       12
     Wolf Den Suites .........................................       30
                                                                 ------
     TOTAL ...................................................      281
                                                                 ======
     ----------------------------------------------------------------------
     MEETING/BANQUET ROOMS                                     SQUARE FEET
     ----------------------------------------------------------------------
     Northwest Territory Conference Room .....................    2,400
     Fallen Timbers Conference Rooms (two) ...................    1,520
     Symposium Room ..........................................    2,070
     Eagles Landing Boardroom ................................      510
                                                                 ------
     TOTAL ...................................................    6,500
                                                                 ======
     ----------------------------------------------------------------------
     FOOD AND BEVERAGE                                           SEATING
     ----------------------------------------------------------------------
     Loose Moose .............................................      120
     Camp Critter ............................................      135
     Camp Critter Bar ........................................       16
     Bear Claw Cafe ..........................................       15
     Waterpark Snack Bar .....................................       40
                                                                 ------
     TOTAL ...................................................      326
                                                                 ======
     ----------------------------------------------------------------------

     -----------------------------------------------------------------------
      GREAT WOLF RESORT -- KANSAS CITY, KS SUMMARY
     -----------------------------------------------------------------------
     TYPES OF ROOMS                                            NO. OF ROOMS
     -----------------------------------------------------------------------

     Loft Suites ................................................       16
     Majestic/Royal Bear Suites .................................       14
     Kid Cabin Suites ...........................................       42
     Jacuzzi Suites .............................................        6
     Family Suites ..............................................      162
     Kid Camp Suites ............................................       17
     Wolf Den Suites ............................................       24
                                                                    ------
     TOTAL ......................................................      281
                                                                    ======
     -----------------------------------------------------------------------
     MEETING/BANQUET ROOMS                                      SQUARE FEET
     -----------------------------------------------------------------------
     Northwest Territory A ......................................      840
     Northwest Territory B ......................................    1,260
     Fallen Timber ..............................................    1,680
                                                                    ------
     TOTAL ......................................................    3,780
                                                                    ======
     -----------------------------------------------------------------------
     FOOD AND BEVERAGE                                              SEATING
     -----------------------------------------------------------------------
     Camp Critter Bar & Grille ..................................      220
     Pizza Hut Express ..........................................        0
     Bear Claw Cafe .............................................        0
     Waterpark Snack Bar ........................................        0
                                                                    ------
     TOTAL ......................................................      220
                                                                    ======
     -----------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       85

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                                 FALCHI BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $47,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.7%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                         Meyer Chetrit & Margaret Dolgin
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.800%
MATURITY DATE                                                    March 11, 2010
AMORTIZATION TYPE                                                       Balloon
ORIGINAL TERM/AMORTIZATION                                               60/360
REMAINING TERM/AMORTIZATION                                              60/360
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
 TAX/INSURANCE                   Yes
 TI/LC                           $1,500,000
 MASTER LEASE(1)                 $1,200,000
 ENGINEERING                     $224,125

ONGOING MONTHLY RESERVES
 TAX/INSURANCE                   Yes
 REPLACEMENT                     $10,645
 TI/LC                           $15,968
ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $47,000,000
CUT-OFF DATE BALANCE/SF                                                     $74
CUT-OFF DATE LTV                                                          79.7%
MATURITY DATE LTV                                                         74.3%
UW DSCR ON NCF                                                            1.21x
--------------------------------------------------------------------------------

(1)  Represents 2.5 years of the master lease obligations, with funds to be released to the TI/LC escrow as third party leases are signed, thus reducing the master lease obligation.

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                   Long Island City, NY
PROPERTY TYPE                                    Mixed Use -- Office/Industrial
SIZE (SF)                                                               638,712
OCCUPANCY AS OF JANUARY 5, 2005                                           93.5%
YEAR BUILT / YEAR RENOVATED                                         1922 / 1995
APPRAISED VALUE                                                     $59,000,000
PROPERTY MANAGEMENT                                          KND Management Co.
UW ECONOMIC OCCUPANCY                                                     88.0%
UW REVENUES                                                          $6,492,779
UW TOTAL EXPENSES                                                    $2,171,219
UW NET OPERATING INCOME (NOI)                                        $4,321,560
UW NET CASH FLOW (NCF)                                               $4,004,713
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       86

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                                FALCHI BUILDING
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------
                                                       NET      % OF NET                              % OF
                                     RATINGS         RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
            TENANT              MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------

Aggregate Sales Inc. .........       NR/NR/NR         85,262       13.3%    $ 5.78    $   492,635       8.9%      June 2006
A Touch of Class LTD .........       NR/NR/NR         70,067       11.0     $ 5.56        389,759       7.0     August 2018
Samuel Aaron .................       NR/NR/NR         67,789       10.6     $ 9.30        630,320      11.4   December 2009
Genal Strap/Vogue ............       NR/NR/NR         53,407        8.4     $ 7.20        384,468       6.9   December 2013
Dalow Industries .............       NR/NR/NR         40,595        6.4     $ 9.05        367,481       6.6     August 2013
Non-major tenants ............                       279,959       43.8     $11.71      3,278,864      59.1
Vacant .......................                        41,633        6.5                         0       0.0
                                                     -------      -----               -----------     -----
TOTAL ........................                       638,712      100.0%              $ 5,543,527     100.0%
                                                     =======      =====               ===========     =====
------------------------------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       87

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                             GARDNER TANENBAUM POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                Countrywide
CUT-OFF DATE BALANCE                                                $43,200,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.5%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                           Justin C. Gardner; Richard I.
                                                                       Tanenbaum
TYPE OF SECURITY                                              Fee and Leasehold
MORTGAGE RATE                                                            5.460%
MATURITY DATE                                                    March 11, 2015
AMORTIZATION TYPE                                                       Balloon
ORIGINAL TERM/AMORTIZATION                                              120/360
EMAINING TERM/AMORTIZATION                                              120/360
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
 TAX/INSURANCE                   Yes
 ENGINEERING                     $65,625

ONGOING MONTHLY RESERVES
 TAX/INSURANCE                   Yes
 REPLACEMENT(1)                  Yes
 TI/LC                           $22,456

ADDITIONAL FINANCING(2)                                                    None

CUT-OFF DATE BALANCE                                                $43,200,000
CUT-OFF DATE BALANCE/SF                                                     $40
CUT-OFF DATE LTV                                                          76.6%
MATURITY DATE LTV                                                         63.9%
UW DSCR ON NCF                                                            1.40x
--------------------------------------------------------------------------------

(1)  Funds escrowed monthly in the amount of $13,473 for loan years 1-3 and
     $4,491 for loan years 4-10.

(2)  Future mezzanine debt permitted.

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                8
LOCATION                                                               Oklahoma
PROPERTY TYPE                                    Industrial -- Warehouse / Flex
SIZE (SF)                                                             1,077,873
OCCUPANCY AS OF DECEMBER 31, 2004                                         94.9%
YEAR BUILT / YEAR RENOVATED                                   Various / Various
APPRAISED VALUE                                                     $56,400,000
PROPERTY MANAGEMENT                                     Gar-Tan Management, LLC
UW ECONOMIC OCCUPANCY                                                     88.9%
UW REVENUES                                                          $5,216,504
UW TOTAL EXPENSES                                                      $792,912
UW NET OPERATING INCOME (NOI)                                        $4,423,592
UW NET CASH FLOW (NCF)                                               $4,105,095
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       88

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                             GARDNER TANENBAUM POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                          TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------------
                                                           NET    % OF NET                         % OF
                                         RATINGS(1)      RENTABLE RENTABLE   ACTUAL     ACTUAL     ACTUAL       DATE OF LEASE
               TENANT                MOODY'S/S&P/FITCH  AREA (SF)   AREA    RENT PSF    RENT(2)     RENT          EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

ARINC, Inc. .......................       NR/NR/NR        174,145    16.2%   $ 8.63  $ 1,502,784    27.4%         September 2012
Manco Inc.(3) .....................      A2/A--/NR        219,900    20.4    $ 4.47      982.584    17.9  June 2005, August 2010
IMAX Corporation(4)(5) ............       NR/NR/NR        200,000    18.6    $ 3.43      686,580    12.5           February 2014
L3 Communications Corporation .....    Ba3/BB+/CCC--       32,000     3.0    $15.01      480,324     8.8             August 2016
Simplex Grinnell LP(6) ............   Baa2/BBB--/BBB+      25,000     2.3    $ 7.38      184,512     3.4               June 2010
Non-major tenants(5)(7) ...........       NR/NR/NR        426,828    39.6    $ 3.86    1,646,901    30.0
Vacant ............................                             0     0.0                      0     0.0
                                                          -------   -----            ------------  -----
TOTAL .............................                     1,077,873   100.0%           $ 5,483,685   100.0%
                                                        =========   =====            ============  =====
--------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent of the tenant whether or not the parent guarantees the lease.

(2)  The amortized capital expenditures were not included in the calculation of
     NCF.

(3)  Parent is Henkel Corporation. The tenant's ratings are based on the parent.
     Lease expiration on 153,900 SF (base lease) is August 2010. Lease expiration on 66,000 SF (expansion space) is June 2005. The Actual Rent collected on the tenant's base lease includes $99,696 for amortized capital expenditures that will be paid through August 2007.

(4)  Tenant's Actual Rent includes $6,588 for amortized capital expenditures that will be paid through the term of the tenant's lease.

(5)  During the term of the lease the tenant has (and with respect to the non-major tenants, certain of the non-major tenants have) a termination option.

(6)  Parent is Tyco International (US), Inc. The tenant's ratings are based on the parent. The Actual Rent includes $22,512 for amortized capital expenditures that will be paid through the term of the tenant's lease.

(7)  Actual Rent includes $225,495 for amortized capital expenditure payments that end at various months in 2008.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets
Inc., ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs
& Co. (collectively, the "Underwriters") is soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       89

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                               CABRILLO PALISADES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $43,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.5%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                                        Henry Manoucheri
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.570%
MATURITY DATE                                                 February 11, 2010
AMORTIZATION TYPE(1)                                              Interest Only
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM/AMORTIZATION                                                60/IO
REMAINING TERM/AMORTIZATION                                               59/IO
LOCKBOX                                                                    None

UP-FRONT RESERVES
  TAX/INSURANCE               Yes
  ENGINEERING                 $334,740

ONGOING MONTHLY RESERVES
  TAX/INSURANCE               Yes
  REPLACEMENT                 $7,780

ADDITIONAL FINANCING(2)       Subordinate Debt                      $ 8,000,000

                                                                      WHOLE
                                                                     MORTGAGE
                                                 TRUST ASSET           LOAN
                                                 -----------       -----------
CUT-OFF DATE BALANCE                            $43,000,000        $51,000,000
CUT-OFF DATE BALANCE/UNIT                         $116,531          $138,211
CUT-OFF DATE LTV                                   67.5%              80.0%
MATURITY DATE LTV                                  67.5%              80.0%
UW DSCR ON NCF                                     1.49x              1.26x
--------------------------------------------------------------------------------

(1)   The loan is structured as interest only; however scheduled quarterly payments of principal in the amount of $526,960.78, will occur if the annualized net cash flow, as defined in the Mortgage, is less than
      $4,000,000 at the end of the 36th month of the loan term. In addition, if at the end of the 48th month of the loan term, the annualized net cash flow is less than $4,300,000, these quarterly principal payments of
      $526,960.78 will continue for the final year of the loan term.

(2)   In addition to the $8,000,000 B note, South Charles Investment
      Corporation funded $14,080,000 of preferred equity, which is secured by a first priority pledge and security interest in 100% of the membership interests of the borrowing entity.

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                          San Diego, CA
PROPERTY TYPE                                       Multifamily -- Conventional
SIZE (UNITS)                                                                369
OCCUPANCY AS OF DECEMBER 22, 2004                                         93.5%
YEAR BUILT / YEAR RENOVATED                                           1959 / NA
APPRAISED VALUE                                                     $63,750,000
PROPERTY MANAGEMENT                         Global Integrity Realty Corporation
UW ECONOMIC OCCUPANCY                                                     96.0%
UW REVENUES                                                          $5,682,368
UW TOTAL EXPENSES                                                    $2,015,187
UW NET OPERATING INCOME (NOI)                                        $3,667,181
UW NET CASH FLOW (NCF)                                               $3,573,824
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       90

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                               CABRILLO PALISADES
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                               UNIT MIX
------------------------------------------------------------------------------------------------------
                         NO. OF       APPROXIMATE      APPROXIMATE
UNIT MIX                  UNITS     UNIT SIZE (SF)      NRA (SF)      % OF NRA         RENTAL RATE
------------------------------------------------------------------------------------------------------

2 BR/1.5 BA .........      266            950            252,700        68.6%          $1,187
3 BR/1.5 BA .........      103          1,125            115,875        31.4           $1,479
                           ---                           -------       -----
TOTAL ...............      369            999            368,575       100.0%    $1,269 / $1.27 / SF
                           ===                           =======       =====
------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       91

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                                201 WEST MADISON
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                Countrywide
CUT-OFF DATE BALANCE                                                $42,440,495
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.5%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                        Syndicated Equities Corporation;
                                           John W. Hammerschlag; Richard Kaplan
TYPE OF SECURITY                                              Fee and Leasehold
MORTGAGE RATE                                                            5.500%
MATURITY DATE                                                 February 11, 2015
AMORTIZATION TYPE                                                       Balloon
ORIGINAL TERM/AMORTIZATION                                              120/360
REMAINING TERM/AMORTIZATION                                             119/359
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
 TAX/INSURANCE             Yes
 REPLACEMENT               $618,750
 TI/LC(1)                  $125,000
 ENGINEERING               $31,250

ONGOING MONTHLY RESERVES
 TAX/INSURANCE             Yes
 REPLACEMENT(2)            $3,500
  TI/LC(3)                 $286

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $42,440,495
CUT-OFF DATE BALANCE/SF                                                    $110
CUT-OFF DATE LTV                                                           74.6%
MATURITY DATE LTV                                                          62.4%
UW DSCR ON NCF                                                            1.38x
--------------------------------------------------------------------------------

(1)  Escrowed for tenant improvement allowances for the Office Max lease.

(2)  Funds are escrowed only if the reserve balance falls below $100,000.

(3)  Increased to $1,898 monthly if Walgreens does not renew its lease by May
     2012.

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                            Chicago, IL
PROPERTY TYPE                                        Special Purpose -- Parking
                                                                  Garage/Retail
SIZE (SF)                                                               385,310
OCCUPANCY                                                                    NA
YEAR BUILT/YEAR RENOVATED                                               1998/NA
APPRAISED VALUE                                                     $56,900,000
PROPERTY MANAGEMENT                               Imperial Parking (U.S.), Inc.
UW ECONOMIC OCCUPANCY                                                     85.4%
UW REVENUES                                                          $6,467,888
UW TOTAL EXPENSES                                                    $2,427,615
UW NET OPERATING INCOME (NOI)                                        $4,040,273
UW NET CASH FLOW (NCF)                                               $3,998,314
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       92

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                                201 WEST MADISON
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------
                                                   NET      % OF NET                                % OF
                                RATINGS(1)      RENTABLE    RENTABLE     RENT        ACTUAL        ACTUAL    DATE OF LEASE
      TENANT SUMMARY        MOODY'S/S&P/FITCH    AREA SF      AREA       PSF(2)      RENT(2)       RENT(2)    EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------

Parking Garage(2) ........      NR/NR/NR          365,998      95.0%     $14.77    $ 5,406,715      86.1%             N/A
Walgreens ................     Aa3/A+/NR           12,150       3.2      $38.50        467,775       7.4        April 2028
Office Max ...............     Ba1/BB/NR            3,363       0.9      $53.50        179,921       2.9        April 2012
Tahn/65 Restaurant .......      NR/NR/NR            1,760       0.5      $55.00         96,800       1.5        March 2008
AWAN/Dunkin Donuts .......      NR/NR/NR            1,733       0.4      $55.00         95,315       1.5          May 2012
Nextel ...................    Ba3/BB+/BB+             306       0.1      $62.41         19,097       0.3     December 2006
Non-Major tenants(3) .....                              0       0.0                     17,400       0.3
Vacant ...................                              0       0.0                          0       0.0
                                                  -------     -----                -----------     -----
TOTAL ....................                        385,310     100.0%     $16.31    $6,283,023      100.0%
                                                  =======     =====                ===========     =====
-----------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent of the tenant whether or not the parent guarantees the lease.

(2)  The parking garage figures are based on TTM revenues received from the operation of 1,108 parking spaces.

(3)  Includes both the LaSalle Bank lease for operation of an automated teller machine and the Metro Lights LLC lease for rights to advertise near the garage entrances and exits.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       93

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                                  ONE FAIR OAKS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $40,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.4%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                             Beacon Capital Strategic Partners III, L.P.

TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            4.780%
MATURITY DATE                                                 February 11, 2010
AMORTIZATION TYPE                                                 Interest Only
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM/AMORTIZATION                                                60/IO
REMAINING TERM/AMORTIZATION                                               59/IO
LOCKBOX                                                                     Yes

UP-FRONT RESERVES                                None

ONGOING MONTHLY RESERVES
  TAX AND INSURANCE                         Springing
  REPLACEMENT RESERVES                      Springing

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $40,000,000
CUT-OFF DATE BALANCE/SF                                                    $187
CUT-OFF DATE LTV                                                          74.6%
MATURITY DATE LTV                                                         74.6%
UW DSCR ON NCF                                                            2.10x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                            Fairfax, VA
PROPERTY TYPE                                                Office -- Suburban
SIZE (SF)                                                               214,214
OCCUPANCY AS OF JANUARY 14, 2005                                         100.0%
YEAR BUILT/YEAR RENOVATED                                               1987/NA
APPRAISED VALUE                                                     $53,600,000
PROPERTY MANAGEMENT                       Beacon Capital Strategic Partners III
                                                       Property Management, LLC
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                          $5,937,571
UW TOTAL EXPENSES                                                    $1,877,852
UW NET OPERATING INCOME (NOI)                                        $4,059,718
UW NET CASH FLOW (NCF)                                               $4,016,876
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       94

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                                  ONE FAIR OAKS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
                                                         NET      % OF NET
                                       RATINGS*        RENTABLE   RENTABLE    ACTUAL                  % OF ACTUAL   DATE OF LEASE
             TENANT               MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT       RENT       EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

CACI Enterprise Solutions, Inc.        NR/BB/NR        214,214      100.0%  $ 20.09     $ 4,303,559       100.0%   December 2016
Vacant .........................                             0        0.0                         0         0.0
                                                       -------      -----               -----------       -----
TOTAL ..........................                       214,214      100.0%              $ 4,303,559       100.0%
                                                       =======      =====               ===========       =====
-----------------------------------------------------------------------------------------------------------------------------------

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       95

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                                CADBURY SCHWEPPES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $36,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.3%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                                     Caplease Credit LLC
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.260%
MATURITY DATE                                                    March 11, 2015
AMORTIZATION TYPE                                                           ARD
INTEREST ONLY PERIOD                                                         12
ORIGINAL TERM/AMORTIZATION                                              120/344
REMAINING TERM/AMORTIZATION                                             120/344
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  INSURANCE                     Yes
  ENVIRONMENTAL(1)              $500,000
  RENT ESCROW(2)                $11,500,000

ONGOING MONTHLY RESERVES
  ROLLOVER RESERVE              Springing

ADDITIONAL FINANCING            Subordinate Debt                     $4,047,559

                                                                     WHOLE
                                               TRUST ASSET       MORTGAGE LOAN
                                               ------------      -------------
CUT-OFF DATE BALANCE                           $36,000,000       40,047,559
CUT-OFF DATE BALANCE/SF                           $241              $268
CUT-OFF DATE LTV                                  75.0%             83.4%
MATURITY DATE LTV                                 62.7%             62.7%
UW DSCR ON NCF                                    1.29x             1.02x
--------------------------------------------------------------------------------

(1)  Reserve held due to the existence of USTs at the Mortgaged Property. All sums may be released upon satisfaction of certain terms as described in the escrow agreements including a no further action letter issued by the state.

(2)  Reserve to be held until the tenant commences paying full unabated rent.

                                    [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                           Whippany, NJ
PROPERTY TYPE                                                    Office -- Flex
SIZE (SF)                                                               149,475
OCCUPANCY AS OF DECEMBER 13, 2004                                        100.0%
YEAR BUILT/YEAR RENOVATED                                               2005/NA
APPRAISED VALUE                                                     $48,000,000
PROPERTY MANAGEMENT                                                Self-Managed
UW ECONOMIC OCCUPANCY                                                     98.0%
UW REVENUES                                                          $3,498,074
UW TOTAL EXPENSES                                                       $92,461
UW NET OPERATING INCOME (NOI)                                        $3,405,612
UW NET CASH FLOW (NCF)                                               $3,149,176
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       96

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                                CADBURY SCHWEPPES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------
                                           NET      % OF NET
                         RATINGS*        RENTABLE   RENTABLE    ACTUAL                      % OF      DATE OF LEASE
      TENANT        MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT   ACTUAL RENT    EXPIRATION
--------------------------------------------------------------------------------------------------------------------

Cadbury Schweppes      Baa2/BBB/BBB      149,475      100.0%  $ 23.88     $3,569,463        100.0%      March 2021
Vacant ...........                             0        0.0                        0          0.0
                                         -------      -----               ----------        -----
TOTAL ............                       149,475      100.0%              $3,569,463        100.0%
                                         =======      =====               ==========        =====
--------------------------------------------------------------------------------------------------------------------

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       97

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                             SANTA TERESA PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                Countrywide
CUT-OFF DATE BALANCE                                                $33,878,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.2%
NUMBER OF MORTGAGE LOANS                                                      2
LOAN PURPOSE                                                          Refinance
SPONSOR                                                      Richard P. Tambone
TYPE OF SECURITY                                              Fee and Leasehold
MORTGAGE RATE                                                            5.870%
MATURITY DATE                                                 February 11, 2010
AMORTIZATION TYPE                                                           ARD
INTEREST ONLY PERIOD                                                         12
ORIGINAL TERM/AMORTIZATION                                               60/360
REMAINING TERM/AMORTIZATION                                              59/360
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
 TAX/INSURANCE                              Yes
 ENGINEERING                            $31,938

ONGOING MONTHLY RESERVES
 TAX/INSURANCE                              Yes
 REPLACEMENT                            $15,243
 TI/LC                                  $20,565

ADDITIONAL FINANCING                                                       None
CUT-OFF DATE BALANCE                                                $33,878,000
CUT-OFF DATE BALANCE/SF                                                     $32
CUT-OFF DATE LTV                                                          76.8%
MATURITY DATE LTV                                                         72.8%
UW DSCR ON NCF                                                            1.26x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                               19
LOCATION                                                                Various
PROPERTY TYPE                                                 Industrial/Office
SIZE (SF)                                                             1,062,029
OCCUPANCY AS OF JANUARY 31, 2005                                          77.9%
YEAR BUILT/YEAR RENOVATED                                       Various/Various
APPRAISED VALUE                                                     $44,130,000
PROPERTY MANAGEMENT                          Santa Barbara Realty Services, LLC
UW ECONOMIC OCCUPANCY                                                     77.2%
UW REVENUES                                                          $4,949,809
UW TOTAL EXPENSES                                                    $1,504,826
UW NET OPERATING INCOME (NOI)                                        $3,444,983
UW NET CASH FLOW (NCF)                                               $3,036,853
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       98

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                             SANTA TERESA PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------------
                                                                   % OF NET                              % OF
                                     RATINGS        NET RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
TENANT                          MOODY'S/S&P/FITCH     AREA (SF)      AREA     RENT PSF   ACTUAL RENT     RENT       EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

ADC Telecommunications .......       NR/NR/NR           243,800       23.0%     $3.84    $  936,192       24.4%    October 2012
Tally Genicom ................       NR/NR/NR            52,500        4.9      $3.60       189,000        4.9      August 2008
Aztec Imports, Inc. ..........       NR/NR/NR            40,000        3.8      $3.00       120,000        3.1    February 2006
Morrison Express Corp. .......       NR/NR/NR            38,400        3.6      $3.00       115,200        3.0         May 2007
Emerson Electric Company .....       NR/NR/NR            38,268        3.6      $4.33       165,750        4.3   September 2005
Non-major tenants ............       NR/NR/NR           414,364       39.0      $5.59     2,314,256       60.3
Vacant .......................                          234,697       22.1                        0        0.0
                                                        -------      -----               ----------      -----
TOTAL ........................                        1,062,029      100.0%              $3,840,398      100.0%
                                                      =========      =====               ==========      =====
--------------------------------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                       99

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                                 CHOICE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $32,516,547
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.2%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                             Capital Lease Funding, Inc.
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.300%
MATURITY DATE                                                      May 11, 2013
AMORTIZATION TYPE                                                       Balloon
ORIGINAL TERM/AMORTIZATION                                              101/365
REMAINING TERM/AMORTIZATION                                              98/362
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
 TAX/INSURANCE                     Yes
 ENGINEERING                   $68,750

ONGOING MONTHLY RESERVES
 TAX/INSURANCE                     Yes
 REPLACEMENT                    $9,516
 TI/LC*                          Steps

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $32,516,547
CUT-OFF DATE BALANCE/SF                                                    $145
CUT-OFF DATE LTV                                                          74.8%
MATURITY DATE LTV                                                         56.3%
UW DSCR ON NCF                                                            1.43x
--------------------------------------------------------------------------------

*    Beginning in January 2008, the borrower must begin escrowing $39,583 monthly through December 2009, and beginning in January 2010, $50,000 monthly for the remainder of the loan term, with a maximum reserve of
     $3,000,000. TI/LC reserve to be capped at $3,000,000.

                                [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                      Silver Spring, MD
PROPERTY TYPE                                                 Office - Suburban
SIZE (SF)                                                               223,912
OCCUPANCY AS OF DECEMBER 2, 2004                                          99.0%
YEAR BUILT/YEAR RENOVATED                                             1971/2003
APPRAISED VALUE                                                     $43,500,000
PROPERTY MANAGEMENT                                    Moore & Associates, Inc.
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                          $5,195,700
UW TOTAL EXPENSES                                                    $1,788,530
UW NET OPERATING INCOME (NOI)                                        $3,407,170
UW NET CASH FLOW (NCF)                                               $3,101,444
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                      100

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------
                                  CHOICE CENTER
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
                                                               NET      % OF NET                              % OF
                                             RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
TENANT                                  MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Choice Hotels International ..........     Baa3/BBB/NR       158,727       70.9%  $ 21.97     $ 3,487,293      71.1%       May 2013
American Institutes for Research .....       NR/NR/NR         40,676       18.2   $ 21.26         864,969      17.6    October 2008
Sunburst Hospitality Corporation .....       NR/NR/NR         18,658        8.3   $ 20.35         379,690       7.7        May 2013
Communications Services for the Deaf .       NR/NR/NR          3,582        1.6   $ 23.35          83,640       1.7   December 2006
AT&T .................................     Ba1/BB+/BB+             0        0.0                    32,319       0.7   November 2006
Non-major tenants ....................                             0        0.0                    54,836       1.1
Vacant ...............................                         2,269        1.0                         0       0.0
                                                             -------      -----               -----------     -----
TOTAL ................................                       223,912      100.0%              $ 4,902,748     100.0%
                                                             =======      =====               ===========     =====
------------------------------------------------------------------------------------------------------------------------------------

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                      101

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o    GENERAL. For a detailed presentation of certain characteristics of the
     Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the preliminary prospectus supplement. See
     Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts.
     See Annex A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties.
     See Annex A-5 to the preliminary prospectus supplement for certain information relating to cross-collateralized and cross-defaulted Mortgage
     Loans. See Annex A-6 to the preliminary prospectus supplement for certain information related to the Choice Center Loan monthly debt service.

o    SIGNIFICANT SPONSOR CONCENTRATIONS.

                                                         AGGREGATE        % OF
                                 # OF                     CUT-OFF       CUT-OFF                  UW
                                LOANS/       LOAN          DATE        DATE POOL    CUT-OFF     DSCR      MORTGAGE
SPONSOR                       PROPERTIES    NUMBERS       BALANCE       BALANCE    DATE LTV    ON NCF       RATE
-------------------------------------------------------------------------------------------------------------------

  Prudential Property
   Investment
   Separate Account
   ("PRISA") ...............     1/1          1       $ 216,000,000        7.7%      61.7%      1.77x      5.205%
  Meyer & Jacob Chetrit,
   Margaret & Cindy
   Dolgin, Arbor Realty
   S.R., Inc. ..............     2/2      2 and 10    $ 179,500,000        6.4%      71.7%*     1.22x*     5.283%*

---------
*    Represents weighted average.

o    CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Thirteen (13)
     groups of Mortgage Loans, representing approximately 16.8% of the Cut-Off
     Date Pool Balance, are each cross-collateralized and cross-defaulted with one or more Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the preliminary prospectus supplement. As of the Closing Date, no
     Mortgage Loan (other than the Co-Lender Loans described below) will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the
     case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage
     Loans are subject to cross-collateralization or cross-default provisions.

o    SUBORDINATE FINANCING. With limited exceptions, all of the Mortgage Loans prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt without the mortgagee's prior consent. In addition to the loans described below under "Co-Lender Loans" with respect to 4
     Mortgage Loans, representing approximately 5.2% of the Cut-Off Date Pool
     Balance, the related borrower, under certain circumstances, may incur additional unsecured indebtedness other than in the ordinary course of business and without the consent of the mortgagee. With respect to 2
     Mortgage Loans, representing approximately 0.8% of the Cut-Off Date Pool
     Balance, the related borrower has existing unsecured subordinate debt to affiliates. With respect to 2 Mortgage Loans, representing 1.2% of the
     Cut-Off Date Pool Balance, the related Mortgage Loan documents provide that under certain circumstances (a) the related borrower may encumber the related Mortgaged Property with subordinate debt in the future and/or (b)
     the entities with a controlling ownership interest in the related borrower may pledge their interest in the borrower as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be entered into in favor of the mortgagee. With respect to 1
     Mortgage Loan, representing approximately 1.0% of the Cut-Off Date Pool
     Balance, there is existing subordinated debt secured by the Mortgaged
     Property as well as secured by partnership interests in the borrowing entity. In the case of 5 Mortgage Loans, representing 1.5% of the Cut-Off
     Date Pool Balance, the related Mortgage Loan documents provide that the borrower may incur additional secured debt. With respect to 24 Mortgage
     Loans, representing approximately 11.6% of the Cut-Off Date Pool Balance, the related Mortgage Loan documents provide that, under certain circumstances, ownership interests in the related borrowers may be pledged as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Citigroup Global Markets Inc.,
ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

                                      102

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C17
--------------------------------------------------------------------------------

     entered into in favor of the mortgagee. With respect to 3 Mortgage Loans, representing approximately 6.0% of the Cut-Off Date Pool Balance, the ownership interests of the direct or indirect owners of the related borrower have been pledged as security for mezzanine debt. With respect to
     28 Mortgage Loans, representing 4.3% of the Cut-Off Date Pool Balance, the related Mortgage Loan documents do not prohibit the borrower from incurring additional unsecured debt or an owner of an interest in the related borrower from pledging its ownership interest in the related borrower as security for mezzanine debt because the related borrower is not required by either the Mortgage Loan documents or related organizational documents to be a special purpose entity. See "RISK FACTORS--Additional Debt on Some
     Mortgage Loans Creates Additional Risks" in the preliminary prospectus supplement.

o    CO-LENDER LOANS. Nine (9) Companion Loans, which will not be part of the trust fund, are each secured by the same Mortgage as a Mortgage Loan that will be part of the trust fund. The 9 Mortgage Loans (the "Co-Lender
     Loans") (identified as loan numbers 1, 2, 9, 13, 17, 80, 125, 130 and 145 on Annex A-1 to the prospectus supplement) related to such Companion Loans are expected to have a Cut-Off Date Balance of $498,102,615, representing
     17.7% of the Cut-Off Date Pool Balance. Each Co-Lender Loan is
     cross-defaulted with its related Companion Loan(s). No Companion Loan will be part of the trust fund. Each of these Co-Lender Loans and its related
     Companion Loans are subject to intercreditor agreements.

o    ENVIRONMENTAL CONSIDERATIONS. With respect to 9 Mortgage Loans, representing approximately 5.8% of the Cut-Off Date Pool Balance, the related borrower has obtained a pollution legal liability environmental insurance policy with respect to the related Mortgaged Property. Each policy was issued by a subsidiary of American International Group, Inc., which, as of March 4, 2005, had a financial strength rating of "AAA" from
     S&P and "Aaa" from Moody's. Further, with respect to 1 Mortgage Loan, representing approximately 0.6% of the Cut-Off Date Pool Balance, the related borrower was required to obtain an environmental collateral protection and liability policy with respect to the related Mortgaged
     Property. This policy was issued by a subsidiary of the Zurich-American
     Insurance Group, which, as of March 4, 2005, had a financial strength rating of "A+" from S&P. See "RISK FACTORS--Environmental Laws May
     Adversely Affect the Value of and Cash Flow from a Mortgaged Property" in the preliminary prospectus supplement for more information.

                                      NOTES

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ABN AMRO Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co.
(collectively, the "Underwriters") is soliciting any action based upon it. This
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The Underwriters make no representation regarding the reasonableness of such
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WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
                                                                       CITIGROUP

ABN AMRO INCORPORATED      CREDIT SUISSE FIRST BOSTON       GOLDMAN, SACHS & CO.

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